Cliffwater CORPORATE Lending Fund

PROSPECTUS

Class A Shares CCLDX

Class I Shares CCLFX

March 6, 2019

Cliffwater Corporate Lending Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company. The Fund intends to operate as an interval fund. The Fund operates under an Agreement and Declaration of Trust dated March 21, 2018 (the “Declaration of Trust”). Cliffwater LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund intends to qualify and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

Total Offering

	Class A Shares	Class I Shares	Total
Public Offering Price(1)	Current Net Asset Value	Current Net Asset Value	$600,000,000
Sales Charge(2) as a percentage of purchase amount	5.00%	0.00%
Proceeds to Fund(3)	Current Net Asset Value, less applicable Sales Charge	Current Net Asset Value	Up to $600,000,000

(1)	The Shares will be offered at an initial public offering price of $10 per Share. Following the initial day of operations, Shares will be sold at a public offering price equal to the then-current net asset value per Share. See “The Offering.”

(2)	Investments in Class A Shares of the Fund are sold subject to a sales charge of up to 5.00% of the investment. For some investors, the sales charge may be waived or reduced. The full amount of the sales charges may be reallowed to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase Shares of the Fund. See “Fund Summary - The Offering.”

(3)	The Fund’s initial offering expenses are described under “FUND FEES AND EXPENSES” below. The total of expenses of issuance and distribution are estimated to be $169,343.

The primary investment objective of the Fund is to seek consistent current income, while the Fund’s secondary objective is capital preservation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its assets (net assets, plus any borrowings for investment purposes) in loans to companies (“corporate loans”). The Fund’s corporate loan investments are made through a combination of: (i) investing in loans to companies that are originated directly by a non-bank lender (for example, traditional direct lenders include insurance companies, business development companies, asset management firms (on behalf of their investors), and specialty finance companies) (“direct loans”); (ii) investing in notes or other pass-through obligations representing the right to receive the principal and interest payments on a direct loan (or fractional portions thereof); (iii) purchasing asset-backed securities representing ownership in a pool of direct loans; (iv) investing in companies and/or private investment funds (private funds that are exempt from registration under Sections 3(c)(1) and 3(c)(7) of the Investment Company Act) that primarily hold direct loans; (v) investments in high yield securities; and (vi) investments in bank loans. The Fund may focus its investment strategy on, and its portfolio of investments may be focused in, a subset of one or more of these types of investments. Most direct loans are not rated by any rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to issuers of direct loans may generally be less extensive than that available for issuers of registered or exchange listed securities. If they were rated, direct loans likely would be rated as below investment grade quality, often referred to as “junk” loans. See “Investment Objectives and Strategies – Investment Strategies and Overview of Investment Process.” In pursuing its objectives, the Fund uses a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub-advisers, in percentages determined at the discretion of the Investment Manager. Each current sub-adviser has been approved by the initial shareholder of the Fund. The Fund’s engagement of a new sub-adviser will be subject to an approval of the Board of Trustees of the Fund and an approval by the holders of a majority of outstanding Shares (as defined in the Investment Company Act). The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objectives will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment (see “PRINCIPAL RISK FACTORS” BEGINNING ON PAGE 19).

This prospectus (the “Prospectus”) applies to the public offering of two separate classes of shares of beneficial interest (“Shares”) of the Fund, designated as Class A Shares and Class I Shares. The Shares will be offered during an initial public offering and in a continuous offering thereafter. The Fund’s distributor is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to solicit orders for the sale of the Shares. The Shares will generally be offered for purchase on any business day, which is any day the New York Stock Exchange is open for business, in each case subject to any applicable sales charges and other fees, as described herein. The Shares will be issued at net asset value per Share. The minimum initial investment in Class A Shares by any investor is $10,000 and the minimum initial investment in Class I Shares by any investor is $10,000,000. However, the Fund, in its sole discretion, may accept investments below this minimum. The Fund has registered $1,000,000 for sale under the registration statement to which this Prospectus relates. No holder of Shares (each, a “Shareholder”) will have the right to require the Fund to redeem its Shares. The Fund is a closed-end investment company operating as an “interval fund” and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class NAV, of not less than 5% nor more than 25% of the Fund’s outstanding Shares on the repurchase request deadline. If the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund (see “Repurchase Offers” beginning on page 11 and “REPURCHASE OFFERS; LIMITED LIQUIDITY” beginning on page 19).

This Prospectus concisely provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (the “SAI”), dated March 6, 2019, has been filed with the SEC. You may request a free copy of this Prospectus, the SAI, annual and semi-annual reports, when available, and other information about the Fund, and make inquiries without charge by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, or by calling the Fund toll-free at 1 (888) 442-4420. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page 62 of this Prospectus. You may also obtain copies of the SAI, and the annual and semi-annual reports of the Fund, when available, as well as other information about the Fund on the SEC’s website (www.sec.gov). The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Shares are an illiquid investment.

●	We do not intend to list the Shares on any securities exchange and we do not expect a secondary market in the Shares to develop.
●	You should generally not expect to be able to sell your Shares (other than through the limited repurchase process), regardless of how we perform.
●	Although we are required to implement a Share repurchase program, only a limited number of Shares will be eligible for repurchase by us.
●	You should consider that you may not have access to the money you invest for an indefinite period of time.
●	An investment in the Shares is not suitable for you if you have foreseeable need to access the money you invest.
●	Because you will be unable to sell your Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.
●	All or a portion of an annual distribution may consist solely of a return of capital (i.e., from your original investment) and not a return of net investment income.

No Prior History. The Fund has no operating history and the Shares have no history of public trading.

Neither the SEC nor any state securities commission has determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.

You should not construe the contents of this Prospectus and the SAI as legal, tax or financial advice. You should consult with your own professional advisers as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown below.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold shares at the Fund’s transfer agent, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund, c/o UMB Fund Services at 235 West Galena Street, Milwaukee, WI 53212, or by calling toll-free at 1 (888) 442-4420.  If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary. You may elect to receive all future reports in paper free of charge.

You can inform the Fund or your financial intermediary, as applicable, that you wish to receive paper copies of your shareholder reports by contacting them directly. Your election to receive reports in paper will apply the Fund and all funds held through your financial intermediary, as applicable.

THE FUND’S Principal underwriter IS FORESIDE FUND SERVICES, LLC.

The date of this Prospectus is March 6, 2019.

Page

FUND SUMMARY	5
FUND FEES AND EXPENSES	12
FINANCIAL HIGHLIGHTS	14
USE OF PROCEEDS	14
INVESTMENT OBJECTIVES AND STRATEGIES	14
PRINCIPAL RISK FACTORS	19
MANAGEMENT OF THE FUND	38
INVESTMENT MANAGEMENT FEES	42
DISTRIBUTOR	43
DISTRIBUTION AND SERVICE PLAN	44
ADMINISTRATION	44
CUSTODIAN	45
FUND EXPENSES	45
VOTING	47
CONFLICTS OF INTEREST	47
OUTSTANDING SECURITIES	49
TENDER OFFERS/OFFERS TO REPURCHASE	49
TENDER/REPURCHASE PROCEDURES	49
TRANSFERS OF SHARES	51
ANTI-MONEY LAUNDERING	52
CREDIT FACILITY	52
CALCULATION OF NET ASSET VALUE	52
TAXES	53
ERISA AND CODE CONSIDERATIONS	58
DESCRIPTION OF SHARES	58
PURCHASING SHARES	59
TERM, DISSOLUTION AND LIQUIDATION	60
REPORTS TO SHAREHOLDERS	60
FISCAL YEAR	60
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL	60
INQUIRIES	61
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	62

FUND SUMMARY

This is only a summary and does not contain all of the information that investors should consider before investing in the Fund. Investors should review the more detailed information appearing elsewhere in this Prospectus and SAI, especially the information set forth under the heading “Principal Risk Factors.”

The Fund and the Shares

Cliffwater Corporate Lending Fund (the “Fund”) is a closed-end management investment company structured as an “interval fund” and registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and organized as a Delaware statutory trust on March 21, 2018. Cliffwater LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager provides day-to-day investment management services to the Fund. The Fund is non-diversified, which means that under the Investment Company Act, it is not limited in the percentage of its assets that it may invest in any single issuer of securities.

The Fund is an “interval fund” and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class NAV, of not less than 5% nor more than 25% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that Shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during the particular repurchase offer.

Shares in the Fund provide limited liquidity since Shareholders will not be able to redeem Shares on a daily basis. A Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

The Fund has been granted exemptive relief by the SEC permitting it to offer multiple classes of Shares. The Fund currently offers two separate classes of shares of beneficial interest (“Shares”) designated as Class A Shares (“Class A Shares”) and Class I Shares (“Class I Shares”). Class A Shares and Class I Shares are subject to different fees and expenses. In the future, other classes of Shares may be registered and included in this offering.

The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), which generally requires that, at the end of each quarter: (1) at least 50% of the Fund’s total assets are invested in (i) cash and cash items (including receivables), Federal Government securities and securities of other regulated investment companies; and (ii) securities of separate issuers, each of which amounts to no more than 5% of the Fund’s total assets (and no more than 10% of the issuer’s outstanding voting shares), and (2) no more than 25% of the Fund’s total assets are invested in (i) securities (other than Federal Government securities or the securities of other regulated investment companies) of any one issuer; (ii) the securities (other than the securities of other regulated investment companies) of two or more issuers which the taxpayer controls and which are engaged in the same or similar trades or businesses; or (iii) the securities of one or more qualified publicly traded partnerships.

Investment Objectives and Strategies

The Fund’s primary investment objective is to seek consistent current income, while the Fund’s secondary objective is capital preservation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its assets (net assets, plus any borrowings for investment purposes) in loans to companies (“corporate loans”). The Fund’s corporate loan investments are made through a combination of: (i) investing in loans to companies that are originated directly by a non-bank lender (for example, traditional direct lenders include insurance companies, business development companies, asset management firms (on behalf of their investors), and specialty finance companies) (“direct loans”); (ii) investing in notes or other pass-through obligations representing the right to receive the principal and interest payments on a direct loan (or fractional portions thereof); (iii) purchasing asset-backed securities representing ownership in a pool of direct loans; (iv) investing in companies and/or private investment funds (“private funds” that are exempt from registration under Sections 3(c)(1) and 3(c)(7) of the Investment Company Act) that primarily hold direct loans (the foregoing investments listed in clauses (i) through (iv) are collectively referred to herein as the “Direct Loan Instruments”); (v) investments in high yield securities; and (vi) investments in bank loans. The Fund may focus its investment strategy on, and its portfolio of investments may be focused in, a subset of one or more of these types of investments. The Fund’s investments in private investment funds will be limited to no more than 10% of the Fund’s assets. Most direct loans are not rated by any rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to issuers of direct loans may generally be less extensive than that available for issuers of registered or exchange listed securities. If they were rated, direct loans likely would be rated as below investment grade quality, often referred to as “junk” loans.

The Fund’s corporate loan investments may include secured debt (including first lien senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt). First lien senior secured debt has first claim to any underlying collateral of a loan, second lien debt is subordinated in payment and/or lower in lien priority to first lien holders, and unitranche loans are loans that combine both senior and subordinated debt into one tranche of debt, generally in a first lien position. In connection with a corporate loan, the Fund may invest in warrants or other equity securities of borrowers and may receive non-cash income features, including payment in kind (“PIK”) interest and original issue discount (“OID”).

The Fund will also invest in other public and private credit investments, including U.S. or global high yield securities (also known as “junk bonds”), bank loans, loan participations and assignments, non-performing loans, private and public business development companies (“BDCs”), collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), mezzanine debt (which is typically subordinate to first lien and second lien debt, and in some cases, may be issued together with an equity security, e.g., with attached warrants), and distressed securities. A portion of the Fund’s assets will be invested in cash or cash equivalents; in certain circumstances or market environments, the Fund may hold a larger position in cash or cash equivalents and reduce its investment in credit investments. The Fund also may invest in preferred securities, convertible securities, derivatives (such as options, swaps, futures contracts, forward agreements, reverse repurchase agreements and other similar transactions) for hedging and investment purposes, exchange-traded funds and other investment companies. When the Fund invests in loans and debt securities, the Fund may acquire warrants or other equity securities of borrowers as well. The Fund may also invest in warrants and equity securities directly. The Fund’s equity holdings may be issued by small-, mid- and large-cap companies. The Fund may invest in issuers outside the United States.

The Fund uses a “multi-manager” approach whereby the Fund’s assets are allocated among the Investment Manager and one or more sub-advisers (each, a “Sub-Adviser” and together, the “Sub-Advisers”), in percentages determined at the discretion of the Investment Manager. The Investment Manager seeks to achieve the Fund’s investment objectives by delegating the management of a substantial portion of Fund assets to a group of experienced Sub-Advisers with expertise in managing portfolios of direct loans, Direct Loan Instruments, and/or other corporate loans.

The Sub-Advisers, on behalf of the Fund, will originate and/or invest in a wide range of Direct Loan Instruments and/or other corporate loans, with a focus on U.S. middle market corporate loans, and related Direct Loan Instruments. For these purposes, “middle market corporate loans” generally refers to direct loans made to a company with annual earnings (as measured by earnings before interest, taxes, depreciation and amortization, or “EBITDA”) between approximately $10 million and $100 million.

The Investment Manager intends to select as Sub-Advisers a combination of investment advisers with expertise in managing portfolios of direct loans and Direct Loan Instruments, and/or other corporate loans with different styles to reduce the Fund’s risk exposure to any one investment style and minimize overlap among Sub-Advisers. In reviewing a Sub-Adviser’s investment style, the Investment Manager may consider a Sub-Adviser’s preference for (i) various loan terms, (ii) structure or industry, (iii) borrower size (e.g., lower middle market vs. upper middle market), (iv) sponsored or non-sponsored borrower (where “sponsored borrower” refers to companies with the backing of a financial sponsor, e.g., with investment from a private equity fund, and “non-sponsored borrower” refers to companies without the backing of a financial sponsor), and (v) loan seniority (e.g., senior secured vs. second lien).

While the Investment Manager delegates a substantial portion of the day-to-day management of the Fund’s assets to a combination of Sub-Advisers, the Investment Manager retains overall supervisory responsibility for the general management and investment of the Fund’s investment portfolio. On an ongoing basis, the Investment Manager will determine the portion of Fund assets allocated to each Sub-Adviser based upon long-term fundamental policies, existing market conditions, and Sub-Adviser circumstances. The Investment Manager may exercise its discretion to manage a portion of Fund assets directly for any reason, including to modify the Fund’s exposure to a particular investment or market-related risk created by a Sub-Adviser, to invest the Fund’s assets pending allocation to a Sub-Adviser, or to establish positions in securities and strategies it deems appropriate for meeting the Fund’s investment objectives. The engagement of each current Sub-Adviser has been approved by the Board and the initial Shareholder of the Fund. The engagement of a new Sub-Adviser will be subject to Board approval and an approval by the holders of a majority of outstanding Shares (as defined in the Investment Company Act).

There is no limit on the duration, maturity or credit quality of any investment in the Fund’s portfolio. The Fund may invest in sub-investment grade debt securities or “junk” debt securities and non-rated debt securities. These investments could constitute a material percentage of the Fund’s holdings at any given point in time. The Fund may leverage its investments by “borrowing,” including borrowings through one or more special purpose vehicles (“SPVs”) that are wholly-owned subsidiaries of the Fund. Certain Fund investments may be held by these SPVs. The Fund may engage in borrowing during its first year of operation. The Fund may borrow cash for a number of reasons, including without limitation, in connection with its investment activities, to make distributions, to satisfy repurchase requests from Shareholders, and to otherwise provide the Fund with temporary liquidity. Borrowing, including any borrowing through any SPVs that are wholly-owned subsidiaries of the Fund, will be limited to 33.33% of the Fund’s assets (50% of its net assets). The Fund may invest directly in foreign debt and equity securities, including those from emerging markets, issued in both U.S. dollars and foreign currencies. It is not anticipated that investments in foreign securities and/or emerging markets will constitute a significant portion of the Fund’s investments. The Fund’s allocations among assets will vary over time in response to changing market opportunities. There can be no assurance that the Fund will achieve its investment objectives.

Except as otherwise indicated, the Fund may change its investment objectives and any of its investment policies, restrictions, strategies, and techniques without Shareholder approval. The investment objectives of the Fund are not a fundamental policy of the Fund and may be changed by the Board of Trustees of the Fund (the “Board”) without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares. The Fund will notify Shareholders of any changes to its investment objectives or any of its investment policies, restrictions or strategies.

The Investment Manager and Sub-Advisers

As Investment Manager, Cliffwater LLC provides day-to-day investment management services to the Fund, including selecting Sub-Advisers and determining the amount of the Fund’s assets to allocate to each Sub-Adviser. Its principal place of business is located at 4640 Admiralty Way, 11th Floor, Marina del Rey, CA 90292-6623. The Investment Manager is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of September 30, 2018, approximately $69.6 billion of assets were under the advisement (includes discretionary and non-discretionary accounts) of the Investment Manager and its affiliates.

Each Sub-Adviser selected by the Investment Manager will be primarily responsible for its investment strategy and the day-to-day management of the Fund’s assets allocated to it by the Investment Manager. Currently, Audax Management Company (NY), LLC, Beach Point Capital Management LP, Benefit Street Partners, LLC, Crescent Capital Group LP and TCP Partners, LLC serve as Sub-Advisers to the Fund. See “Management of the Fund.” The engagement of each current Sub-Adviser has been approved by the Board and the initial Shareholder of the Fund. The engagement of the new Sub-Adviser will be subject to Board approval and an approval by the holders of a majority of outstanding Shares (as defined in the Investment Company Act).

The Administrator	The Fund has retained UMB Fund Services, Inc. (the “Administrator”) to provide it with certain administrative services, including performing all actions related to the issuance and repurchase of Shares of the Fund. The Fund compensates the Administrator for these services and reimburses the Administrator for certain of its out-of-pocket expenses. See “Fees and Expenses” below.

Fees and Expenses	The Fund bears its own operating expenses (including, without limitation, its offering expenses not paid by the Investment Manager). A more detailed discussion of the Fund’s expenses can be found under “FUND EXPENSES.”
Management Fees. The Fund pays the Investment Manager a management fee (the “Investment Management Fee”) at an annual rate of 1.00%, payable monthly in arrears, accrued daily based upon the Fund’s average daily net assets. In addition to the Investment Management Fee, the Fund pays each Sub-Adviser a sub-advisory fee on the portion of Fund assets managed by the Sub-Adviser. The portfolio management fees paid to the Sub-Advisers will range from 0.65% to 1.00 of the allocable portion of the Fund’s assets managed by such Sub-Adviser. See “INVESTMENT MANAGEMENT FEES.” The Investment Management Fee paid to the Investment Manager and the portfolio management fees paid to the Sub-Advisers will be paid out of the Fund’s assets. Such management fees are paid before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.

Administration Fee. The Fund pays the Administrator a minimum monthly administration fee of $2,500, or $30,000 on an annualized basis (the “Administration Fees”). The Administration Fees are paid to the Administrator out of the assets of the Fund, and therefore, decrease the net profits or increase the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses and pays the Administrator a fee for transfer agency services. See “ADMINISTRATION.”

The Fund has been granted exemptive relief by the SEC permitting the Fund to offer multiple classes of Shares and to adopt a Distribution and Service Plan with respect to Class A Shares in compliance with Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Fund is permitted to pay as compensation up to 0.75% on an annualized basis of the aggregate net assets of the Fund attributable to Class A Shares (the “Distribution and Servicing Fee”) to the Fund’s Distributor or other qualified recipients under the Distribution and Service Plan. The Distribution and Servicing Fee will be paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. For purposes of determining the Distribution and Servicing Fee only, the value of the Fund’s assets will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable. Class I Shares are not subject to the Distribution and Servicing Fee. See “DISTRIBUTION AND SERVICE PLAN”.

The Investment Manager has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, fees and interest payments on borrowed funds, distribution and servicing fees, brokerage and distribution costs and expenses, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses, such as litigation expenses) do not exceed 2.25% of the average daily net assets of Class A Shares and Class I Shares (the “Expense Limit”). Because taxes, fees and interest payments on borrowed funds, distribution and servicing fees, brokerage and distribution costs and expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 3.00% (including the 0.75% distribution and servicing fee) for Class A Shares and 2.25% for Class I Shares. For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in place at the time of the Waiver and the current Expense Limit. Unless earlier terminated by the Board, the Expense Limitation and Reimbursement Agreement has an initial two-year term, which ends on March 6, 2021, and will automatically continue in effect for successive twelve-month periods thereafter. The Investment Manager may not terminate the Expense Limitation and Reimbursement Agreement during the initial term. After the initial term, (i) the Board may terminate the Expense Limitation and Reimbursement Agreement upon 30 days’ written notice, and (ii) the Investment Manager may terminate the Expense Limitation and Reimbursement Agreement effective as of the end of the then current term upon 30 days’ written notice. The Sub-Advisers to the Fund are not a party to the Expense Limitation and Reimbursement Agreement. See “FUND EXPENSES.”

The Offering	The minimum initial investment in the Fund by any investor in Class A Shares is $10,000, the minimum initial investment in the Fund by any investor in Class I Shares is $10,000,000, and the minimum additional investment in the Fund by any Shareholder is $5,000. However, the Fund, in its sole discretion, may accept investments below these minimums.
The Shares will be offered during an initial public offering and in a continuous offering thereafter. Shares will generally be offered for purchase on any day the New York Stock Exchange (“NYSE”) is open for business (each, a “Business Day”), except that Shares may be offered more or less frequently as determined by the Fund in its sole discretion. Once a prospective investor’s purchase order is received, a confirmation is sent to the investor. Potential investors should send subscription funds by wire transfer pursuant to instructions provided to them by the Fund. Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors.
A prospective investor must submit a completed investor application on or prior to the acceptance date set by the Fund. The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time at the Board’s discretion.
Investments in Class A Shares of the Fund may be subject to a sales charge of up to 5.00% of the subscription amount. The full amount of the sales charge may be reallowed to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase Shares of the Fund.
Distribution Policy	The Fund plans to make quarterly distributions of substantially all of its net investment income. Distributions cannot be assured, and the amount of each distribution is likely to vary. Distributions will be paid at least annually in amounts representing substantially all of the net investment income not previously distributed in a quarterly distribution and net capital gains, if any, earned each year. The Fund is not a suitable investment for any investor who requires regular dividend income.
Each Shareholder whose Shares are registered in its own name will automatically be a participant under the Fund’s dividend reinvestment program (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares priced at the then-current net asset value (“NAV”) unless such Shareholder, at any time, specifically elects to receive income dividends and/or capital gains distributions in cash. A Shareholder receiving Shares under the DRIP instead of cash distributions may still owe taxes and, because Fund Shares are generally illiquid, may need other sources of funds to pay any taxes due. In the event that Shareholders submit elections in aggregate to receive more than the cap amount of such a distribution in cash, any such cap amount will be pro-rated among those electing Shareholders. Inquiries concerning income dividends and/or capital gains distributions should be directed to the Fund’s Administrator, UMB Fund Services, Inc. at 1 (888) 442-4420 or 235 West Galena Street, Milwaukee, WI 53212.

Repurchase Offers

The Fund intends to provide a limited degree of liquidity to the Shareholders by conducting quarterly offers to repurchase its Shares at their NAV on the date on which the repurchase price for Shares is determined (the “Valuation Date”). Each repurchase offer will be for no less than 5% nor more than 25% of the Fund’s Shares outstanding. If the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be no more than fourteen (14) days prior to the Valuation Date. See “TENDER OFFERS/OFFERS TO REPURCHASE” and “TENDER/REPURCHASE PROCEDURES.”

Risk Factors	The Fund is subject to substantial risks — including market risks and strategy risks. The Fund will also be subject to the risks associated with the investment strategies employed by the Investment Manager and the Sub-Advisers, which may include credit risks, prepayment risks, valuation risks, and interest rate risks. While the Investment Manager and the Sub-Advisers will attempt to moderate any risks, there can be no assurance that the Fund’s investment activities will be successful or that the investors will not suffer losses. There may also be certain conflicts of interest relevant to the management of the Fund, arising out of, among other things, activities of the Investment Manager and the Sub-Advisers and their affiliates and employees with respect to the management of accounts for other clients as well as the investment of proprietary assets. Prospective investors should review carefully the “PRINCIPAL RISK FACTORS” section of this Prospectus. An investment in the Fund should only be made by investors who understand the risks involved and who are able to withstand the loss of the entire amount invested.
Accordingly, the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment. Past results of the Investment Manager, the Sub-Advisers, their respective principals, and the Fund are not indicative of future results. See “PRINCIPAL RISK FACTORS.”
Summary of Taxation	The Fund has elected to be treated and qualify as a regulated investment company (a “RIC”) for federal income tax purposes. As a RIC, the Fund will generally not be subject to federal corporate income tax, provided that when it is a RIC, it distributes out all of its income and gains each year. See “TAXES.”

FUND FEES AND EXPENSES

The following tables describe the aggregate fees and expenses that the Fund expects to incur and that the Shareholders can expect to bear, either directly or indirectly, through the Fund’s investments. More information about these and other discounts is available from your financial professional and in the section titled “Purchasing Shares” beginning on page 59 of this Prospectus.

	Class A Shares	Class I Shares
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Charge (Load) (as a percentage of subscription amount)(1)	5.00%	0.00%
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO SHARES)(2)
Management Fees(3)	1.70%	1.70%
Distribution and Servicing Fee(4)	0.75%	0.00%
Fees and Interest Payments on Borrowed Funds(5)	0.00%	0.00%
Acquired Fund Fees and Expenses(5)	0.00%	0.00%
Other Expenses(5)	0.62%	0.62%
Total Annual Expenses	3.07%	2.32%
Less: Amount Paid or Absorbed Under Expense Limitation and Reimbursement Agreement(6)	(0.07)%	(0.07)%
Net Annual Expenses(6)	3.00%	2.25%

(1)	Investors in Class A Shares may be charged a sales charge of up to 5.00% of the subscription amount.

(2)	This table summarizes the expenses of the Fund and is designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. For purposes of determining net assets in fee table calculations, derivatives are valued at market value. This table assumes estimated average net assets of approximately $200 million.

(3)	Management Fees include the Investment Management Fee paid to the Investment Manager at an annual rate of 1.00% payable monthly in arrears, accrued daily based upon the Fund’s average daily net assets. Management Fees also include portfolio management fees of the Sub-Advisers. The fees the Sub-Advisers charge the Fund are based on the Sub-Adviser’s sub-advisory agreement. The portfolio management fees paid to a Sub-Adviser will range from 0.65% to 1.00% of the allocable portion of the Fund’s assets managed by such Sub-Adviser. The Investment Management Fee paid to the Investment Manager and the portfolio management fees paid to the Sub-Advisers will be paid out of the Fund’s assets. Such management fees are paid before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.

(4)	The Fund has been granted exemptive relief by the SEC permitting it to offer multiple classes of Shares and to adopt a distribution and service plan for Class A Shares. Investors will pay a Distribution and Servicing Fee of up to 0.75% on an annualized basis of the aggregate net assets of the Fund attributable to Class A Shares to the Fund’s Distributor or other qualified recipients. Payment of the Distribution and Servicing Fee is governed by the Distribution and Service Plan for Class A Shares, which, pursuant to the conditions of the Fund’s exemptive order issued by the SEC, has been adopted by the Fund with respect to Class A Shares in compliance with Rule 12b-1 under the Investment Company Act. Class I Shares are not subject to the Distribution and Servicing Fee. See "DISTRIBUTION AND SERVICE PLAN."

(5)	Fees and Interest Payments on Borrowed Funds, “Other Expenses” (as defined below), and Acquired Fund Fees and Expenses represent estimated amounts for the current fiscal year.

(6)	The Investment Manager has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, fees and interest payments on borrowed funds, distribution and servicing fees, brokerage and distribution costs and expenses, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses, such as litigation expenses) do not exceed 2.25% of the average daily net assets of the Class A Shares and Class I Shares (the “Expense Limit”). Because taxes, fees and interest payments on borrowed funds, distribution and servicing fees, brokerage and distribution costs and expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 3.00% (including the 0.75% distribution and servicing fee) for Class A Shares and 2.25% for Class I Shares. For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in place at the time of the Waiver and the current Expense Limit. Unless earlier terminated by the Board, the Expense Limitation and Reimbursement Agreement has an initial two-year term, which ends on March 6, 2021, and will automatically continue in effect for successive twelve-month periods thereafter. The Investment Manager may not terminate the Expense Limitation and Reimbursement Agreement during the initial term. After the initial term, (i) the Board may terminate the Expense Limitation and Reimbursement Agreement upon 30 days’ written notice, and (ii) the Investment Manager may terminate the Expense Limitation and Reimbursement Agreement effective as of the end of the then current term upon 30 days’ written notice. The Sub-Advisers to the Fund are not a party to the Expense Limitation and Reimbursement Agreement.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. “Other Expenses,” as shown above, is an estimate based on anticipated investments in the Fund and anticipated expenses for the current fiscal year of the Fund’s operations, and includes, among other things, professional fees and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the Administrator and custodian. For a more complete description of the various fees and expenses of the Fund, see “INVESTMENT MANAGEMENT FEES,” “ADMINISTRATION,” “FUND EXPENSES,” and “PURCHASING SHARES.”

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at NAV and that the percentage amounts listed under annual expenses remain the same in the years shown (except that the example reflects the expense limitation for the 1 Year period and the first two years of the 3 Years, 5 Years and 10 Years periods in the example). The assumption in the hypothetical example of a 5% annual return is the same as that required by regulation of the Securities and Exchange Commission (the “SEC”) applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares.

EXAMPLE

Class A Shares

You Would Pay the Following Expenses Based on the Imposition of the 5.0% Sales Charge and a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
	$79	$139	$202	$371

Class I Shares

You Would Pay the Following Expenses Based on a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
	$23	$72	$123	$265

The example is based on the annual fees and expenses of Class A Shares and Class I Shares set out in the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund.

FINANCIAL HIGHLIGHTS

Because the Fund has no performance history as of the date of this Prospectus, there are no financial highlights for the Fund.

USE OF PROCEEDS

The proceeds from continuous offering of the Fund’s Shares, not including the amount of any sales charges and the Fund’s fees and expenses (including, without limitation, offering expenses not paid by the Investment Manager), will be invested by the Fund in accordance with the Fund’s investment objectives and strategies as soon as practicable and not later than six months after receipt, subject to market conditions, the availability of suitable investments, and the extent proceeds are held in cash to pay dividends or expenses, satisfy repurchase offers or for temporary defensive purposes.

Delays in fully investing the Fund’s assets may occur, for example, because of the time required to complete certain transactions in corporate loans and the Sub-Advisers’ ability to find suitable investments may be delayed. While the Fund’s investments are expected to be partially-invested within three months, the aforementioned delays may inhibit the Fund from being fully-invested at all times. A delay in the anticipated use of proceeds could lower returns and reduce the Fund's distributions to Shareholders. Pending such use, the Fund may take temporary defensive measures and invest a portion of proceeds in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, municipal bonds, bank accounts, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities and other high-quality debt instruments maturing in one year or less from the time of investment. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or short-term securities or money market funds to meet operational needs or to maintain liquidity. The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

INVESTMENT OBJECTIVES AND STRATEGIES

INVESTMENT OBJECTIVES

The Fund’s primary investment objective is to seek consistent current income, while the Fund’s secondary objective is capital preservation. The Fund uses a “multi-manager” approach whereby the Fund’s assets are allocated among the Investment Manager and one or more sub-advisers (each, a “Sub-Adviser” and together, the “Sub-Advisers”), in percentages determined at the discretion of the Investment Manager. There can be no assurance that the Fund will achieve its investment objectives.

Except as otherwise indicated, the Fund may change its investment objectives and any of its investment policies, restrictions, strategies, and techniques without Shareholder approval. The investment objectives of the Fund are not a fundamental policy of the Fund and may be changed by the Board of Trustees of the Fund (the “Board”) without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares. The Fund will notify Shareholders of any changes to its investment objectives or any of its investment policies, restrictions, strategies or techniques.

INVESTMENT STRATEGIES AND OVERVIEW OF INVESTMENT PROCESS

Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its assets (net assets, plus any borrowings for investment purposes) in loans to companies (“corporate loans”). The Fund’s corporate loan investments are made through a combination of: (i) investing in loans to companies that are originated directly by a non-bank lender (for example, traditional direct lenders include insurance companies, business development companies, asset management firms (on behalf of their investors), and specialty finance companies) (“direct loans”); (ii) investing in notes or other pass-through obligations representing the right to receive the principal and interest payments on a direct loan (or fractional portions thereof); (iii) purchasing asset-backed securities representing ownership in a pool of direct loans; and (iv) investing in companies and/or private investment funds (private funds that are exempt from registration under Sections 3(c)(1) and 3(c)(7) of the Investment Company Act) that primarily hold direct loans (the foregoing investments listed in clauses (i) through (iv) are collectively referred to herein as the “Direct Loan Instruments”); (v) investments in high yield bonds; and (vi) investments in bank loans. The Fund may focus its investment strategy on, and its portfolio of investments may be focused in, a subset of one or more of these types of investments. The Fund’s investments in private investment funds will be limited to no more than 10% of the Fund’s assets. The Investment Manager seeks to achieve the Fund’s investment objectives by delegating the management of a substantial portion of Fund assets to a group of experienced Sub-Advisers with expertise in managing portfolios of direct loans, Direct Loan Instruments, and/or other corporate loans. The Sub-Advisers, on behalf of the Fund, will originate and/or invest in a wide range of Direct Loan Instruments and/or other corporate loans, with a focus on U.S. middle market corporate loans, and related Direct Loan Instruments. For these purposes, “middle market corporate loans” generally refers to direct loans made to a company with annual earnings (as measured by earnings before interest, taxes, depreciation and amortization, or “EBITDA”) between approximately $10 million and $100 million. The Investment Manager intends to select as Sub-Advisers a combination of investment advisers with expertise in managing portfolios of direct loans and Direct Loan Instruments (such investment advisers with direct loans and Direct Loan Instruments expertise referred to herein as “direct lending managers”) and other corporate loans with different styles to reduce the Fund’s risk exposure to any one investment style (such as a preference for various loan terms, structure or industry, borrower size (e.g., lower middle market vs. upper middle market), sponsored or non-sponsored borrower (where “sponsored borrower” refers to companies with the backing of a financial sponsor, e.g., with investment from a private equity fund, and “non-sponsored borrower” refers to companies without the backing of a financial sponsor), and loan seniority (e.g., senior secured vs. second lien)) and minimize overlap among Sub-Advisers. The engagement of each current Sub-Adviser has been approved by the Board and the initial Shareholder of the Fund. The engagement of a new Sub-Adviser will be subject to Board approval and an approval by the holders of a majority of outstanding Shares (as defined in the Investment Company Act).

While the Investment Manager delegates a substantial portion of the day-to-day management of the Fund’s assets to a combination of Sub-Advisers, the Investment Manager retains overall supervisory responsibility for the general management and investment of the Fund’s investment portfolio. On an ongoing basis, the Investment Manager will determine the portion of Fund assets allocated to each Sub-Adviser based upon long-term fundamental policies, existing market conditions, and Sub-Adviser circumstances. The Investment Manager may exercise its discretion to manage a portion of Fund assets directly for any reason, including to modify the Fund’s exposure to a particular investment or market-related risk created by a Sub-Adviser, to invest the Fund’s assets pending allocation to a Sub-Adviser, or to establish positions in securities and strategies it deems appropriate for meeting the Fund’s investment objectives.

Key Characteristics of Direct Loans

Direct loans typically consist of intermediate- to long-term borrowings by companies that are originated directly by lenders without the traditional intermediary role of a bank or broker. Traditional direct lenders include insurance companies, business development companies, asset management firms (on behalf of their investors), and specialty finance companies.

Direct loans are commonly structured to include fixed payment schedules and extensive contractual rights and remedies. Direct loans generally pay interest on a monthly or quarterly basis, typically with maturities between three and seven years. Direct loans are priced primarily on a floating rate basis, with interest rates calculated on the basis of a fixed interest rate spread over a specified base rate. Consequently, the total rate of interest typically is variable, floating up or down with the specified base rate. While the London Interbank Offered Rate, or LIBOR, is the most commonly used base rate, the U.S. prime rate also may be used. Loan terms may include a yield enhancement device commonly referred to as a “LIBOR Floor.” This feature sets a minimum rate to be used as the LIBOR or prime rate component of the loan’s interest rate calculation. Relative to the interest spreads on liquid credit asset classes (such as bank loans), the interest spread on direct loans is generally higher, reflecting their lack of liquidity, non-rated status, and level of credit risk equivalent to or greater than that of non-investment grade loans and bonds. Direct loan pricing is influenced by several factors, including the borrower’s size, whether the borrower is private equity-backed, the position of the loan in the capital structure, and general market conditions.

Like bank loans, most direct loans are not rated by any rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to issuers of direct loans may generally be less extensive than that available for issuers of registered or exchange listed securities. If they were rated, direct loans likely would be rated as below investment grade quality. Loans rated below investment grade quality, which are often referred to as “junk” loans, are generally regarded as having predominantly speculative characteristics and may carry a greater risk with respect to a borrower’s capacity to pay interest and repay principal. The Adviser does not view ratings as the determinative factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. A high percentage of senior loans held by the Fund may be rated, if at all, below investment grade by independent rating agencies. Direct loans often are collateralized by a security interest against some or all of the borrower’s tangible and intangible assets, although some direct loans are unsecured. Examples of the types of secured loans include first lien, unitranche, and second lien. A lender in a first lien senior secured loan will have a first priority secured claim on all tangible and intangible assets of the borrower, including the proceeds of any sale of assets, should the borrower default on its obligations under such first lien senior secured loan. Such claim would rank senior in the capital structure of the borrower ahead of the claims of all junior, subordinated and/or unsecured creditors.

First lien senior secured loans typically do not include equity co-investments, warrants, or payment-in-kind, or “PIK”, payment terms. However, securities ranking more junior in a borrower’s capital structure may include some or all of these attributes. Any equity co-investments, warrants or PIK instruments held may include certain risks that are not applicable to more senior types of securities. These risks include the possibility of being unsecured with respect to a claim on such investments if the portfolio company were to go bankrupt or being paid less (or a complete loss of capital) upon such bankruptcy than otherwise would have been paid had such investment been in the form of a senior loan.

A potential additional component of return on direct loans is upfront or closing fees. These yield enhancements could also come in the form of a discount to the purchase price. When in discount form, this component is a form of deferred income that will be realized over time or upon final repayment of the loan. Such upfront fees, original issue discount (or “OID”), or closing fees serve to enhance the return on the investment.

Middle market companies are typical borrowers of direct loans, although the companies can range from the lower middle market (companies with approximately $10 million to $25 million in EBITDA) to upper middle market (companies with approximately $75 million to $100 million in EBITDA). Companies with annual EBITDA larger than $100 million are generally thought to achieve lower costs of financing by raising capital via the public and quasi-public debt markets, either through high yield bonds or broadly syndicated leveraged bank loans. Various inputs regarding a borrower usually are considered by the lender when deciding whether to make a direct loan, including the borrower’s industry, market position, tangible and intangible assets, earnings, cash flows, management team, capital structure, and sponsor(s) (if the company is externally sponsored).

Fund’s Target Investment Portfolio

The Investment Manager will allocate to each Sub-Adviser a portion of the Fund’s assets to invest and may retain a portion of the Fund’s assets to invest directly. Each Sub-Adviser has discretion to invest its portion of the Fund’s assets as it deems appropriate, subject to any investment guidelines agreed upon with the Investment Manager. While each Sub-Adviser is subject to the oversight of the Investment Manager, the Investment Manager does not attempt to coordinate or manage the day-to-day investments of the Sub-Advisers.

The Fund’s corporate loan investments may include secured debt (including first lien senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt). First lien senior secured debt has first claim to any underlying collateral of a loan, second lien debt is subordinated in payment and/or lower in lien priority to first lien holders, and unitranche loans are loans that combine both senior and subordinated debt into one tranche of debt, generally in a first lien position. In connection with a corporate loan, the Fund may invest in warrants or other equity securities of borrowers and may receive non-cash income features, including PIK interest and OID.

The Fund’s remaining assets will be invested mostly in other public and private credit investments, including U.S. or global high yield securities (also known as “junk bonds”), bank loans, loan participations and assignments, non-performing loans, private and public business development companies (“BDCs”), collateralized loan obligations (“CLOs”), collateralized debt obligations (“CDOs”), mezzanine debt (which is typically subordinate to first lien and second lien debt, and in some cases, may be issued together with an equity security, e.g., with attached warrants), and distressed securities. In order to manage the Fund’s liquidity, a portion of the Fund’s assets will be invested in cash or cash equivalents; however, in certain circumstances or market environments, the Fund may hold a larger position in cash or cash equivalents and reduce its investment in credit investments. The Fund also may invest in preferred securities, convertible securities, derivatives (such as options, swaps, futures contracts, forward agreements, reverse repurchase agreements and other similar transactions) for hedging and investment purposes, exchange-traded funds and other investment companies. When the Fund invests in loans and debt securities, the Fund may acquire warrants or other equity securities of borrowers as well. The Fund may also invest in warrants and equity securities directly. The Fund’s equity holdings may be issued by small-, mid- and large-cap companies. The Fund may invest in issuers outside the United States.

The Investment Manager believes the Fund’s investment strategy favors a modest amount of leverage consistent with the statutory limitations. Accordingly, the Fund intends to utilize leverage from borrowings, including borrowings through one or more special purpose vehicles (“SPVs”) that are wholly-owned subsidiaries of the Fund, to enhance yield within the 300% asset coverage (up to 50% of the Fund’s net assets) requirements of an interval fund. Certain Fund Investments may be held by these SPVs. The Fund may engage in borrowings and may utilize leverage during its first twelve months of operations. The Fund is authorized to borrow cash in connection with its investment activities, to satisfy repurchase requests from Fund shareholders, and to otherwise provide the Fund with temporary liquidity. Borrowings will be limited to 33.33% of the Fund’s assets (50% of its net assets).

Direct Lending, Multi-Manager Strategy

After the 2008 financial crisis, the Investment Manager became actively involved in direct lending research. It has been recommending direct lending investments to its advisory clients since 2011 and has actively managed a publicly-traded BDC portfolio since August 2014. The Investment Manager has dedicated significant resources to developing its expertise in the direct lending marketplace and cultivating relationships with direct lending managers that it believes to be top-tier. The Investment Manager intends to bring to the management of the Fund its expertise, experience, and access in the direct lending market.

Based on its research, the Investment Manager believes that the direct lending marketplace is multi-factored, with each factor offering different levels of prospective income and credit risk. Three factor examples are borrower size (e.g., lower middle market vs. upper middle market), sponsored or non-sponsored borrower (where “sponsored borrower” refers to companies with the backing of a financial sponsor, e.g., with investment from a private equity fund, and “non-sponsored borrower” refers to companies without the backing of a financial sponsor), and loan seniority (e.g., senior secured vs. second lien). Direct lending managers frequently specialize along these factors, offering investment styles that exhibit different levels of expected return (yield) and risk. The Investment Manager’s research also shows that there is no single investment style that is demonstrably better than others, and the Investment Manager believes that a superior outcome can be achieved when experienced direct lending managers of different styles are combined. Therefore, the Investment Manager employs a multi-manager structure for the Fund whereby the Investment Manager selects as Sub-Advisers a combination of direct lending managers with different styles to reduce the Fund’s risk exposure to any one investment style and minimize overlap among Sub-Advisers.

By using a multi-manager approach, the Investment Manager seeks to construct an overall portfolio of corporate loans for the Fund that offers reduced investment risk exposure as compared to a fund that has only a single adviser or Sub-Adviser. The Investment Manager also believes that the employment of multiple Sub-Advisers gives the Fund greater flexibility in tactically changing characteristics of the Fund to better take advantage of investment opportunities and may reduce risk. Most of the Sub-Advisers will manage a portion of Fund assets to be invested in Direct Loan Instruments as selected by the Sub-Adviser. The portion of Fund assets allocated to each Sub-Adviser will be determined by the Investment Manager based upon long term fundamental policies, existing market conditions and Sub-Adviser circumstances, and may be changed at any time by the Investment Manager.

The Investment Manager believes that using multiple Sub-Advisers may benefit the Fund in the following ways:

1. Direct lending managers generally create portfolios with a limited number of individual borrowers, often fewer than fifty, which is much fewer than the number of individual borrowers that the Investment Manager believes represents a well-diversified portfolio. Combining several direct lending managers as Sub-Advisers may multiply the number of individual borrowers to a level where any single borrower represents a small fraction of total assets.

2. Direct lending managers have different styles. For example, some focus on senior secured debt while others specialize in second lien or subordinated debt. Some direct lending managers prefer only borrowers backed by private equity firms (i.e., sponsored borrowers) while others lend to non-sponsored borrowers. Direct lending managers also differ in the size of borrower that they seek. Some direct lending managers focus on smaller borrowers, seeking higher yields in exchange for the greater effort and cost these loans present. Other style factors can be a consideration, including geography and industry specialization. The Investment Manager believes that the Fund may benefit from a diversity of styles, something that it believes cannot be found within a single direct lending manager.

3. Direct loans are not fungible. Their origination and disposition can be uncertain and dependent upon both market and direct lending manager circumstances. Given that the opportunities for a single direct lending manager to originate and dispose of direct loans will vary over time, having access to multiple direct lending managers may enable the Fund to more easily adjust its level of investment in direct loans by tactically allocating assets among the Sub-Advisers depending on the amount of opportunities available to a Sub-Adviser at any given time.

4. The Fund will be able to adjust its future allocations among the Sub-Advisers to the extent a Sub-Adviser is not performing as expected or adverse circumstances are affecting a specific Sub-Adviser, which may be particularly beneficial given the illiquid nature of the Fund’s assets.

5. Tactical opportunities within the direct loan marketplace may be best implemented by changing allocations among the Sub-Advisers given their differing individual investment styles. For example, shifting allocations between senior and subordinated loans to take advantage of changing market conditions could be effectuated by reallocating Fund assets between Sub-Advisers focused on senior secured lending and others focused on subordinated or second lien lending.

In addition to monitoring the Sub-Advisers themselves, the Investment Manager will monitor the overall composition of the Fund’s portfolio as Direct Loan Instrument and other corporate loan investments are made by the Sub-Advisers (e.g., how much is invested in senior secured loans vs. subordinated or second lien loans). The Investment Manager intends to actively manage the allocations among the Sub-Advisers to take advantage of tactical opportunities given the differing individual investment styles of the Sub-Advisers. For example, changes in desired allocations between senior and subordinated loans to take advantage of changing market conditions could be effectuated by shifting allocations of Fund assets among Sub-Advisers focused on senior secured loans and others focused on subordinated or second lien loans.

Investment Manager Selection and Monitoring of Sub-Advisers

The Investment Manager is responsible for hiring, terminating, and replacing Sub-Advisers, subject to the Board’s oversight and, if required, approval. The engagement of a new Sub-Adviser will be subject to Board approval and an approval by the holders of a majority of outstanding Shares (as defined in the Investment Company Act). The Investment Manager’s selection of Sub-Advisers will be critical to the operation and performance of the Fund. The following summarizes the (a) investment due diligence process used by the Investment Manager when determining to hire an investment adviser as a Sub-Adviser to the Fund and (b) the ongoing oversight, monitoring and supervision performed by the Investment manager when determining to continue an investment adviser as a Sub-Adviser to the Fund or to replace and terminate such Sub-Adviser. The investment due diligence process outlined below is the same process that was used by the Investment Manager to select the initial Sub-Advisers of the Fund.

The Investment Manager’s selection of sub-advisers will be critical to the operation and performance of the Fund. The Investment Manager looks to identify skilled investment advisory firms to serve as Sub-Advisers to the Fund. The Investment Manager will follow a systematic process for selecting Sub-Advisers. The Investment Manager’s first step is to identify the universe of direct lending managers and other corporate loan managers. The second step is an initial review of such managers and the assignment by the Investment Manager of an A, B, or C-rating. In the Investment Manager’s rating system, a C-rating is assigned to those managers that the Investment Manager determines are not institutional quality, a B-rating is assigned to those managers that the Investment Manager determines are institutional quality, but possess some perceived weaknesses such that the Investment Manager does not believe they should be recommended for approval, and an A-rating is assigned to those managers that the Investment Manager determines are potentially of high, institutional quality and are appropriate to move on to more comprehensive due diligence. The Investment Manager’s more comprehensive due diligence process for A-rated managers comprises two independent phases: investment due diligence and operations due diligence.

The Investment Manager’s investment due diligence process begins with an assessment of the manager’s organization, including the quality of personnel and resources. A review of the manager’s investment process follows, focusing on strategy, origination, underwriting, loan detail, workout capabilities, and investment monitoring. The Investment Manager also reviews the manager’s methods for portfolio construction and use of financing, including the expected mix of loans in the portfolio, such as the loans’ seniority in the capital structure, industry, and borrower profile (e.g., sponsored vs. non-sponsored), the portfolio’s financing sources and terms of financing, and an assessment of the appropriateness of fees and expenses. Finally, the Investment Manager reviews the manager’s track record by collecting detailed past performance data and comparing it with that achieved by other direct lending managers to determine if the manager has been successful in originating, underwriting and working out loans and if the manager has met its return targets in differing credit environments. The Investment Manager also places special emphasis on a manager’s credit loss history. As part of the investment due diligence process, the Investment Manager also interviews senior members of the manager’s investment team during onsite visits to the manager’s office and conducts third party confidential reference checks. In addition, meetings by a research group comprising research professionals of the Investment Manager are held to report progress and gain a broad range of opinion by other research professionals.

In its operations due diligence process, the Investment Manager first examines how the manager’s operational activities are organized and the manager’s governance and compliance structure. The Investment Manager looks for a strong business management structure that includes business professionals and processes focused on legal, regulatory and compliance, as well as sound business risk management practices, including liability insurance and disaster recovery plans. Next, the Investment Manager evaluates the manager’s operations and technology systems and the personnel carrying them out to assess whether experienced operating staff is managing non-investment functions and duties are segregated to ensure proper controls. The Investment Manager also reviews the manager’s compliance program and other key processes and procedures, including those in the areas of valuation and financing to determine whether they are structured to mitigate risk. Finally, the Investment Manager conducts a review of the manager’s outside service providers such as administrators, auditors and third party valuation experts, to determine if they meet industry standards.

On an ongoing basis, the Investment Manager will determine the portion of Fund assets allocated to each Sub-Adviser based upon long-term fundamental policies, existing market conditions and Sub-Adviser circumstances. The Investment Manager will review the performance of each Sub-Adviser’s underlying portfolio investments and will evaluate each Sub-Adviser’s absolute and relative returns (where the Sub-Adviser’s returns are evaluated against market indices and various peer universes). The Investment Manager also will continue to evaluate each Sub-Adviser’s organizational stability, investment team and compliance program and will monitor changes in personnel, investment strategy, compliances policies, valuation policies, and any other developments that could negatively impact the organization or the Sub-Adviser’s services to the Fund. At least once a year, the Investment Manager will re-underwrite its investment and operations due diligence on each Sub-Adviser. The results of such due diligence processes will be reviewed by the Investment Manager’s Investment Policy Committee to determine whether any changes in the selection of Sub-Advisers may be appropriate.

Other Information Regarding Investment Strategy

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategy in attempting to respond to adverse market, economic, political or other conditions. During such times, the Investment Manager may determine that a large portion of the Fund’s assets should be invested in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, municipal bonds, bank accounts, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities and other high-quality debt instruments maturing in one year or less from the time of investment. In these and in other cases, the Fund may not achieve its investment objective. The Investment Manager may invest the Fund’s cash balances in any investments it deems appropriate.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) may vary from year to year. It is anticipated that the Fund’s annual portfolio turnover rate will ordinarily be between 25% and 50% for direct loans and 50% to 100% for all other investments, with an overall portfolio turnover rate anticipated to be between 50% to 100%. The portfolio turnover rate is not expected to exceed 100%, but may vary from year to year and will not be a limiting factor when the Investment Manager deems portfolio changes appropriate. The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates.

PRINCIPAL RISK FACTORS

All investments carry risks to some degree. The Fund cannot guarantee that its investment objective will be achieved or that its strategy of investing in the Fund will be successful. An investment in the Fund involves substantial risks, including the risk that the entire amount invested may be lost.

GENERAL RISKS

LIMITED OPERATING HISTORY.  The Fund was organized on March 21, 2018. It had not yet commenced operations as of the date of this Prospectus and has no operating history. The Fund may not succeed in meeting its objective, and its NAV may decrease. As a new Fund, there is no assurance that the Fund will grow or maintain an economically viable size, which may result in increased Fund expenses or a determination to liquidate the Fund.

MINIMAL CAPITALIZATION.  The Fund is not obligated to raise any specific amount of capital prior to commencing operations. There is a risk that the amount of capital actually raised by the Fund through the offering of its shares may be insufficient to achieve profitability or allow the Fund to realize its investment objective. An inability to raise additional capital may adversely affect the Fund’s financial condition, liquidity and results of operations, as well as its compliance with regulatory requirements. Further, if the Fund is unable to raise sufficient capital, Shareholders may bear higher expenses due to a lack of economies of scale.

REPURCHASE OFFERS; LIMITED LIQUIDITY.  The Fund is a closed-end investment company structured as an “interval fund” and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class NAV, of not less than 5% and not more than 25% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that Shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during in the particular repurchase offer.

Shares in the Fund provide limited liquidity since Shareholders will not be able to redeem Shares on a daily basis. A Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

The Fund’s repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been. Such a decrease may therefore force the Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to it and cause its expense ratio to increase.

Notices of each repurchase offer are sent to shareholders at least 21 days before the “Repurchase Request Deadline” (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer). The Fund determines the NAV applicable to repurchases no later than the fourteen (14) days after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day)(the “Repurchase Pricing Date”). The Fund expects to distribute payment to Shareholders between one and three business days after the Repurchase Pricing Date and will distribute payment no later than seven (7) calendar days after such date. If a Shareholder tenders all of its Shares (or a portion of its Shares) in connection with a repurchase offer made by the Fund, that tender may not be rescinded by the Shareholder after the Repurchase Request Deadline. Because the NAV applicable to a repurchase is calculated 14 days after the Repurchase Request Deadline, a Shareholder will not know its repurchase price until after it has irrevocably tendered its Shares. See “TENDER OFFERS/OFFERS TO REPURCHASE” and “TENDER/REPURCHASE PROCEDURES.” Shareholders may be subject to market risk in relation to the tender of their Shares for repurchase because like other market investments, the value of the Fund’s Shares may move up or down, sometimes rapidly and unpredictably, between the date a repurchase offer terminates and the repurchase date. Likewise, because the Fund’s investments may include securities denominated in foreign currencies, changes in currency values between the date a repurchase offer terminates and the repurchase date may also adversely affect the value of the Fund’s shares.

DISTRIBUTION POLICY. The Fund’s distribution policy is to make quarterly distributions of substantially all of its net investment income. Distributions cannot be assured, and the amount of each distribution is likely to vary. Distributions will be paid at least annually in amounts representing substantially all of the net investment income not previously distributed in a quarterly distribution and net capital gains, if any, earned each year. All or a portion of an annual distribution may consist solely of a return of capital (i.e., from your original investment) and not a return of net investment income. Shareholders should not assume that the source of a distribution from the Fund is net investment income. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

BORROWING, USE OF LEVERAGE. The Fund may leverage its investments by “borrowing,” including making borrowings through one or more special purpose vehicles (“SPVs”) that are wholly-owned subsidiaries of the Fund. Certain Fund investments may be held by these SPVs. The use of leverage increases both risk of loss and profit potential. The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed (including through one or more SPVs that are wholly-owned subsidiaries of the Fund), measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). The interests of persons with whom the Fund (or SPVs that are wholly-owned subsidiaries of the Fund) enters into leverage arrangements will not necessarily be aligned with the interests of the Fund’s Shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s Shareholders. In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the additional risk that it would be unable to timely, or at all, obtain leverage borrowing. The Fund might also be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

Non-Diversified Status. The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code. See “TAXES.”

LEGAL, TAX AND REGULATORY.  Legal, tax and regulatory changes could occur that may materially adversely affect the Fund. For example, the regulatory environment for leveraged investors is evolving, and changes in the direct or indirect regulation of leveraged investors may materially adversely affect the ability of the Fund to pursue its investment objective or strategies. Increased regulatory oversight and other legislation or regulation could result. Such legislation or regulation could pose additional risks and result in material adverse consequences to the Fund and/or limit potential investment strategies that would have otherwise been used by the Fund in order to seek to obtain higher returns.

DEPENDENCE ON THE INVESTMENT MANAGER. The success of the Fund depends upon the ability of the Investment Manager and Sub-Advisers to develop and implement investment strategies that achieve the investment objective of the Fund. Shareholders will have no right or power to participate in the management or control of the Fund.

RELIANCE ON THE SUB-ADVISERS. Although the Fund and the Investment Manager will evaluate regularly each Sub-Adviser to determine whether their respective investment programs are consistent with the Fund’s investment objectives and whether the investment performance is satisfactory, the Investment Manager will not have any control over the investments made by a Sub-Adviser. Even though the Sub-Advisers are subject to certain constraints, the Sub-Advisers may change certain aspects of their investment strategies. The Investment Manager and the Board will engage in the necessary due diligence to ensure that the Fund’s assets are invested with Sub-Advisers which provide reports that will enable them to monitor the Fund’s investments as to their overall performance, sources of income, asset valuations and liabilities; however, there is no assurance that such efforts will necessarily detect fraud, malfeasance, inadequate back office systems or other flaws or problems with respect to the Sub-Adviser’s operations and activities. The Investment Manager will be dependent on information provided by the Sub-Advisers, which if inaccurate could adversely affect the Investment Manager’s ability to manage the Fund’s investment portfolio in accordance with its investment objectives. Furthermore, inaccurate information provided by the Sub-Advisor could adversely affect the Fund’s ability to comply with the requirements needed to qualify as a regulated investment company under the Code. See “PRINCIPAL RISK FACTORS-GENERAL RISKS-NON-QUALIFICATION AS A REGULATED INVESTMENT COMPANY.”

MULTI-MANAGER RISK. Fund performance is dependent upon the success of the Investment Manager and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of its investment objectives. To a significant extent, the Fund’s performance will depend on the success of the Investment Manager’s methodology in allocating the Fund’s assets to the Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers selected by the Investment Manager may underperform the market generally or other sub-advisers that could have been selected for the Fund. The Sub-Advisers’ investment styles may not always be complementary, which could adversely affect the performance of the Fund. In addition, the Sub-Advisers invest independently of each other and may pursue investment strategies that “compete” with each other for investment opportunities, which could have the result of increasing an investment’s cost.

MANAGEMENT RISK. The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The Investment Manager’s and the Sub-Advisers’ judgments about the attractiveness, value and potential appreciation of a particular sector and securities or the financial performance of portfolio companies in which the Fund invests may prove to be incorrect and may not produce the desired results.

APPROVAL OF SUB-ADVISORY RELATIONSHIPS. The Fund and the Investment Manager have entered into sub-advisory relationships with the Sub-Advisers. Such relationships were entered into upon Board approval and upon the approval of a majority (as defined under the Investment Company Act) of the Fund’s outstanding voting securities (at such time) pursuant to the Investment Company Act. If the Investment Manager seeks to replace or add a Sub-Adviser, the Investment Manager must obtain Shareholder approval for any new Sub-Adviser identified as attractive candidate for a sub-advisory relationship. If such approval is not received with respect to a particular Sub-Adviser, the Fund will be prohibited from allocating assets to such Sub-Adviser. As a result, there can be no assurance that the Fund or the Investment Manager will be able to retain attractive institutional asset managers to sub-advise the Fund’s assets.

PORTFOLIO TURNOVER.   The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, when the Investment Manager or a Sub-Adviser feels either the securities no longer meet its investment criteria or the potential for capital appreciation has lessened, or for other reasons. The Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases the Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact the Fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Investment Manager or a Sub-Adviser considers portfolio changes appropriate.

LARGE SHAREHOLDER TRANSACTIONS RISK. Shares of the Fund may be offered to certain other investment companies, large retirement plans and other large investors. As a result, the Fund is subject to the risk that those Shareholders may purchase or redeem a large amount of shares of the Fund. In addition, large purchases of Fund shares could adversely affect the Fund’s performance to the extent that the Fund does not immediately invest cash it receives and therefore holds more cash than it ordinarily would. Large Shareholder activity could also generate increased transaction costs and cause adverse tax consequences.

NON-QUALIFICATION AS A REGULATED INVESTMENT COMPANY. If for any taxable year the Fund were to fail to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the “Code”), all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions. To qualify as a regulated investment company, the Fund must meet three numerical requirements each year regarding (i) the diversification of the assets it holds, (ii) the income it earns, and (iii) the amount of taxable income that it distributes to Shareholders. These requirements and certain additional tax risks associated with investments in the Fund are discussed in “TAXES” in this Prospectus.

CYBERSECURITY RISK. Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Fund and its affiliates and third-party service providers are subject to cybersecurity risks. Cyber security risks have significantly increased in recent years and the Fund could suffer such losses in the future. The Fund’s and its affiliates’ and third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of their respective affiliates and third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify the Fund’s protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

OPERATIONAL RISK. An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

RELIANCE ON TECHNOLOGY. The Fund’s business is highly dependent on the communications and information systems of the Investment Manager and/or the Sub-Advisers. In addition, certain of these systems are provided to the Investment Manager and/or the Sub-Advisers by third-party service providers. Any failure or interruption of such systems, including as a result of the termination of an agreement with any such third-party service provider, could cause delays or other problems in the Fund’s activities. This, in turn, could have a material adverse effect on the Fund’s operating results.

INVESTMENT-RELATED RISKS

GENERAL INVESTMENT-RELATED RISKS

MARKET RISK. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your shares at any point in time may be worth less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.

GENERAL ECONOMIC AND MARKET CONDITIONS.  The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

In June 2016, the United Kingdom (“UK”) held a referendum election and voters elected to withdraw from the European Union (“EU”). The United Kingdom formally notified the European Council of its intention to withdraw from the EU (commonly referred to as “Brexit”) by invoking Article 50 on March 29, 2017, which triggered a two-year period of negotiations on the terms of Brexit and a deadline for the UK and EU to negotiate the withdrawal by March 29, 2019. There is significant uncertainty regarding the potential consequences for Brexit. The political divisions within the UK, as well as those between the UK and the EU, which the referendum vote has highlighted coupled with the uncertain consequences of a Brexit, may have a significant impact upon the UK and European economies as well as the broader global economy. The Funds may be exposed to risks related to Brexit, including volatile trading markets and significant and unpredictable currency fluctuations. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by these actions. Further insecurity in EU membership or the abandonment of the euro could exacerbate market and currency volatility and negatively impact investments in securities issued by companies located in EU countries. Brexit also may cause additional member states to contemplate departing the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets. As a result, markets in the UK, Europe and globally could experience increased volatility and illiquidity, and potentially lower economic growth which in return could potentially have an adverse effect on the value of the Fund’s investments.

Economic Recession or Downturn Risk. Many of the Fund’s investments may be issued by companies susceptible to economic slowdowns or recessions. Therefore, the Fund’s non-performing assets are likely to increase, and the value of its portfolio is likely to decrease, during these periods. A prolonged recession may result in losses of value in the Fund’s portfolio and a decrease in the Fund’s revenues, net income and NAV. Unfavorable economic conditions also could increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund’s operating results.

RISKS OF SECURITIES ACTIVITIES.  The Fund will invest and trade in a variety of different securities, and utilize a variety of investment instruments and techniques. Each security and each instrument and technique involves the risk of loss of capital. While the Investment Manager and/or Sub-Advisers will attempt to moderate these risks, there can be no assurance that the Fund’s investment activities will be successful or that the Shareholders will not suffer losses.

COUNTERPARTY RISK. Many of the markets in which the Fund effects its transactions are “over the counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking to market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. The Fund is not restricted from dealing with any particular counterparty or from concentrating its investments with one counterparty. The ability of the Fund to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

SOURCING INVESTMENT OPPORTUNITIES RISK. The Fund has not identified the potential investments for its portfolio that it will acquire. It cannot be certain that the Investment Manager and the Sub-Advisers will be able to locate a sufficient number of suitable investment opportunities to allow the Fund to fully implement its investment strategy. In addition, privately negotiated investments in loans and illiquid securities of private middle-market companies require substantial due diligence and structuring, and the Fund may not be able to achieve its anticipated investment pace. These factors increase the uncertainty, and thus the risk, of investing in the Fund. To the extent the Fund is unable to deploy its capital, its investment income and, in turn, the results of its operations, will likely be materially adversely affected.

Competition for Assets Risk. The current lending market in which the Fund participates is competitive and rapidly changing. The Fund may face increasing competition for access to corporate loans and especially direct loans as the lending industry continues to evolve. The Fund may face competition from other institutional lenders such as pooled investment vehicles and commercial banks that are substantially larger and have considerably greater financial and other resources than the Fund. These potential competitors may have higher risk tolerances or different risk assessments than the Fund, which could allow them to consider a wider variety of investments than the Fund and establish relationships with direct lending managers. A direct lending manager may have similar arrangements with other parties, thereby reducing the potential investments of the Fund through such manager. There can be no assurance that the competitive pressures the Fund may face will not erode the Fund’s ability to deploy capital. If the Fund is limited in its ability to invest in corporate and/or direct loans, it may be forced to invest in cash, cash equivalents or other assets that may result in lower returns than otherwise may be available through investments in corporate and direct loans. If the Fund’s access to corporate and/or direct loans is limited, it would also be subject to increased concentration and counterparty risk.

The commercial lending business is highly competitive. Without a sufficient number of new qualified loan requests, there can be no assurances that the Fund will be able to compete effectively for corporate and direct loans with other market participants. General economic factors and market conditions, including the general interest rate environment, unemployment rates, and perceived consumer demand may affect borrower willingness to seek corporate and/or direct loans and investor ability and desire to invest in such loans.

DEPENDENCE ON KEY PERSONNEL RISK. The Investment Manager and/or a Sub-Adviser may be dependent upon the experience and expertise of certain key personnel in providing services with respect to the Fund’s investments. If the Investment Manager and/or a Sub-Adviser were to lose the services of these individuals, its ability to service the Fund could be adversely affected. As with any managed fund, the Investment Manager and/or the Sub-Adviser may not be successful in selecting the best-performing securities or investment techniques for the Fund’s portfolio, and the Fund’s performance may lag behind that of similar funds. The Investment Manager and the Sub-Advisers have informed the Fund that their respective investment professionals are actively involved in other investment activities not concerning the Fund and will not be able to devote all of their time to the Fund’s business and affairs. In addition, individuals not currently associated with the Investment Manager or a Sub-Adviser may become associated with the Fund, and the performance of the Fund may also depend on the experience and expertise of such individuals.

Investment Strategy-SPECIFIC INVESTMENT-RELATED RISKS

In addition to the risks generally described in this Prospectus and the SAI, the following are some of the specific risks of the investment strategy:

DEBT SECURITIES. Under normal market conditions, the Fund expects to primarily invest in debt and debt-related securities. One of the fundamental risks associated with such investments is credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. Adverse changes in the financial condition of an issuer or in general economic conditions (or both) may impair the ability of such issuer to make such payments and result in defaults on, and declines in, the value of its debt. The Fund’s return to Shareholders would be adversely impacted if an issuer of debt securities in which the Fund invests becomes unable to make such payments when due. Other risk factors include interest rate risk (a rise in interest rates causes a decline in the value of debt securities) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Default Risk. The ability of the Fund to generate income through its loan investments is dependent upon payments being made by the borrower underlying such loan investments. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan.

A portion of the loans in which the Fund may invest will not be secured by any collateral, will not be guaranteed or insured by a third party and will not be backed by any governmental authority. The Fund may need to rely on the collection efforts of third parties, which also may be limited in their ability to collect on defaulted loans. The Fund may not have direct recourse against borrowers, may not be able to contact a borrower about a loan and may not be able to pursue borrowers to collect payment under loans. To the extent a loan is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the loans. Loans are credit obligations of the borrowers and the terms of certain loans may not restrict the borrowers from incurring additional debt. If a borrower incurs additional debt after obtaining a loan through a platform, the additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower. This circumstance would ultimately impair the ability of that borrower to make payments on its loans and the Fund’s ability to receive the principal and interest payments that it expects to receive on such loan. To the extent borrowers incur other indebtedness that is secured, the ability of the secured creditors to exercise remedies against the assets of that borrower may impair the borrower’s ability to repay its loans, or it may impair a third party’s ability to collect, on behalf of the Fund, on the loan upon default. To the extent that a loan is unsecured, borrowers may choose to repay obligations under other indebtedness (such as loans obtained from traditional lending sources) before repaying an unsecured loan because the borrowers have no collateral at risk. The Fund will not be made aware of any additional debt incurred by a borrower or whether such debt is secured.

If a borrower files for bankruptcy, any pending collection actions will automatically be put on hold and further collection action will not be permitted absent court approval. It is possible that a borrower’s liability on its loan will be discharged in bankruptcy. In most cases involving the bankruptcy of a borrower with an unsecured loan, unsecured creditors will receive only a fraction of any amount outstanding on the loan, if anything.

SECURED DEBT. Secured debt holds the most senior position in the capital structure of a borrower. Secured debt in most circumstances is fully collateralized by assets of the borrower. Thus, it is generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. However, there is a risk that the collateral securing the Fund’s loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise, and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the borrower to raise additional capital. Also, substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. In some circumstances, the Fund’s security interest could be subordinated to claims of other creditors. In addition, any deterioration in a borrower’s financial condition and prospects, including any inability on its part to raise additional capital, may result in the deterioration in the value of the related collateral. Consequently, the fact that debt is secured does not guarantee that the Fund will receive principal and interest payments according to the investment terms or at all, or that the Fund will be able to collect on the investment should the Fund be forced to enforce its remedies. Moreover, the security for the Fund’s investments in secured debt may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

Secured debt usually includes restrictive covenants, which must be maintained by the borrower. The Fund may have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, while having a stated term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a senior loan to be shorter than its stated maturity.

Secured debt typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund may invest in secured debt that is secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

SECOND LIEN AND SUBORDINATED LOANS. The Fund may invest in secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan may have a claim on the same collateral pool as the first lien or it may be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than senior loans of the same borrower. In addition, the rights the Fund may have with respect to the collateral securing the loans the Fund makes to borrowers with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that the Fund may enter into with the holders of such senior debt. Under a typical intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: (i) the ability to cause the commencement of enforcement proceedings against the collateral; (ii) the ability to control the conduct of such proceedings; (iii) the approval of amendments to collateral documents; (iv) releases of liens on the collateral; and (v) waivers of past defaults under collateral documents. The Fund may not have the ability to control or direct such actions, even if the Fund rights are adversely affected.

UNSECURED LOANS. The Fund may make unsecured loans to borrowers, meaning that such loans will not benefit from any interest in collateral of such borrowers. Liens on such a borrower’s collateral, if any, will secure the borrower’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the borrower under its secured loan agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before the Fund. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy the Fund’s unsecured loan obligations after payment in full of all secured loan obligations. If such proceeds were not sufficient to repay the outstanding secured loan obligations, then the Fund’s unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the borrower’s remaining assets, if any.

Equity Investments. When the Fund invests in loans and debt securities, the Fund may acquire warrants or other equity securities of borrowers as well. The Fund may also invest in warrants and equity securities directly. To the extent the Fund holds equity investments, the Fund will attempt to dispose of them and realize gains upon the disposition of such equity investments. However, the equity interests the Fund receives may not appreciate in value and may decline in value. As a result, the Fund may not be able to realize gains from its equity interests, and any gains that the Fund does realize on the disposition of any equity interests may not be sufficient to offset any other losses the Fund experiences.

Warrants are securities that give the holder the right, but not the obligation, to purchase equity securities of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.

Private Investment Funds Risk. The Fund may invest in private investment funds that are not registered as investment companies. As a result, the Fund as an investor in these funds would not have the benefit of certain protections afforded to investors in registered investment companies. Investments in private investment funds generally will be illiquid and generally may not be transferred without the consent of the fund. The Fund may be unable to liquidate its investment in a private investment fund when desired (and may incur losses as a result), or may be required to sell such investment regardless of whether it desires to do so. Upon its withdrawal of all or a portion of its interest in a private investment fund, the Fund may receive securities that are illiquid or difficult to value. The Fund may not be able to withdraw from a private investment fund except at certain designated times, thereby limiting the ability of the Fund to withdraw assets from the private fund due to poor performance or other reasons. The fees paid by private investment funds to their advisers and general partners or managing members often are higher than those paid by registered funds and generally include a percentage of gains. The Fund will bear its proportionate share of the management fees and other expenses that are charged by a private investment fund in addition to the management fees and other expenses paid by the Fund.

Small and Middle-market Companies. Investment in private and small or middle-market companies involves a number of significant risks. Generally, little public information exists about these companies, and the Fund will rely on the ability of the Sub-Advisers’ investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If they are unable to uncover all material information about these companies, they may not make a fully informed investment decision, and the Fund may lose money on its investments. Small and middle-market companies may have limited financial resources and may be unable to meet their obligations under their loans and debt securities that the Fund holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees it may have obtained in connection with its investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, small and middle-market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on one or more of the portfolio companies in which the Fund invests. Small and middle-market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence.

PIK Interest. To the extent that the Fund invests in loans with a payment in kind (“PIK”) interest component and the accretion of PIK interest constitutes a portion of the Fund’s income, the Fund will be exposed to risks associated with the requirement to include such non-cash income in taxable and accounting income prior to receipt of cash, including the following: (i) loans with a PIK interest component may have higher interest rates that reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit risk than coupon loans; (ii) loans with a PIK interest component may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral; (iii) the deferral of PIK interest increases the loan-to-value ratio, which is a fundamental measure of loan risk; and (iv) even if the accounting conditions for PIK interest accrual are met, the borrower could still default when the borrower’s actual payment is due at the maturity of the loan.

Direct Lending Risk. To the extent the Fund is the sole lender in privately offered debt, it may be solely responsible for the expense of servicing that debt, including, if necessary, taking legal actions to foreclose on any security instrument securing the debt (e.g., the mortgage or, in the case of a mezzanine loan, the pledge). This may increase the risk and expense to the Fund compared to syndicated or publicly offered debt.

Direct Origination Risk. A significant portion of the Fund’s investments may be originated. The results of the Fund’s operations depend on several factors, including the availability of opportunities for the origination or acquisition of target investments, the level and volatility of interest rates, the availability of adequate short and long-term financing, conditions in the financial markets and economic conditions. Further, the Fund’s inability to raise capital and the risk of portfolio company defaults may materially and adversely affect the Fund’s investment originations, business, liquidity, financial condition, results of operations and its ability to make distributions to its Shareholders. In addition, competition for originations of and investments in the Fund’s target investments may lead to the price of such assets increasing or the decrease of interest income from loans originated by the Fund, which may further limit its ability to generate desired returns. Also, as a result of this competition, desirable investments in the Fund’s target investments may be limited in the future, and the Fund may not be able to take advantage of attractive investment opportunities from time to time, as the Fund can provide no assurance that the Investment Manager and the Sub-Advisers will be able to identify and make investments that are consistent with its investment objective.

In addition, the Fund may originate certain of its investments with the expectation of later syndicating a portion of such investment to third parties. Prior to such syndication, or if such syndication is not successful, the Fund’s exposure to the originated investment may exceed the exposure that the relevant Sub-Adviser intended to have over the long-term or would have had had it purchased such investment in the secondary market rather than originating it.

“Covenant-Lite” Loans Risk. Although most of the Fund’s loan investments are expected to include both incurrence and maintenance-based covenants, there may be instances in which the Fund invests in covenant-lite loans, which means the obligation contains fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. An investment by the Fund in a covenant-lite loan may potentially hinder the ability to reprice credit risk associated with the issuer and reduce the ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses may be increased, which could result in an adverse impact on the Fund’s revenues, net income and NAV.

Interest Rate Risk. The Fund is subject to the risks of changes in interest rates. While it is expected that the majority of the Fund’s investments will be in floating rate loans, which typically re-price every 90 days, some of the Fund’s investments may be in fixed rate loans and similar debt obligations. The value of such fixed rate loans are susceptible to general changes in interest rates. A decline in interest rates could reduce the amount of current income the Fund is able to achieve from interest on fixed-income securities and convertible debt. An increase in interest rates could reduce the value of any fixed income securities and convertible securities owned by the Fund. To the extent that the cash flow from a fixed income security is known in advance, the present value (i.e., discounted value) of that cash flow decreases as interest rates increase; to the extent that the cash flow is contingent, the dollar value of the payment may be linked to then prevailing interest rates. Moreover, the value of many fixed income securities depends on the shape of the yield curve, not just on a single interest rate. Thus, for example, a callable cash flow, the coupons of which depend on a short rate such as three-month LIBOR, may shorten (i.e., be called away) if the long rate decreases. In this way, such securities are exposed to the difference between long rates and short rates.

The Fund expects to invest the majority of its assets in variable and floating rate securities. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. When the Fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

LIBOR Risk. Instruments in which the Fund invests may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund and issuers of instruments in which the Fund invests may also obtain financing at floating rates based on LIBOR. The underlying collateral of CLOs in which the Fund invests may pay interest at floating rates based on LIBOR. Regulators and law-enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contribute to the British Bankers’ Association, or the “BBA,” in connection with the calculation of daily LIBOR may have been manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the Commodity Futures Trading Commission, the U.S. Department of Justice Fraud Section and the United Kingdom Financial Conduct Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. ICE Benchmark Administration Limited assumed the role of LIBOR administrator from the BBA on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR. Additional findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices.

Recently, regulators in the United Kingdom have called for the LIBOR to be abandoned by the end of 2021. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions, and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally.

EXTENSION RISK. Rising interest rates tend to extend the duration of long-term, fixed rate securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

PREPAYMENT RISK. When interest rates decline, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in the Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

REINVESTMENT RISK. Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels, NAV and/or overall return of the Fund’s shares.

INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

ILLIQUID PORTFOLIO INVESTMENTS. The Fund is expected to invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities may be volatile and the Fund may not be able to sell them when the Investment Manager or a Sub-Adviser desires to do so or to realize what the Investment Manager or a Sub-Adviser perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over the counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

Investors acquiring direct loans hoping to recoup their entire principal must generally hold their loans through maturity. Direct loans may not be registered under the Securities Act and are not listed on any securities exchange. Accordingly, those loan investments may not be transferred unless they are first registered under the Securities Act and all applicable state or foreign securities laws or the transfer qualifies for exemption from such registration. A reliable secondary market has yet to develop, nor may one ever develop for direct loans and, as such, these investments should be considered illiquid. Until an active secondary market develops, the Fund intends to primarily hold its direct loans until maturity. The Fund may not be able to sell any of its direct loans even under circumstances when the Investment Manager or a Sub-Adviser believes it would be in the best interests of the Fund to sell such investments. In such circumstances, the overall returns to the Fund from its direct loans may be adversely affected. Moreover, certain direct loans may be subject to certain additional significant restrictions on transferability. Although the Fund may attempt to increase its liquidity by borrowing from a bank or other institution, its assets may not readily be accepted as collateral for such borrowing.

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for most of the Fund’s investments to trade. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when an instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books.

Shareholders should recognize that valuations of illiquid assets involve various judgments and consideration of factors that may be subjective. As a result, the NAV of the Fund, as determined based on the fair value of its investments, may vary from the amount ultimately received by the Fund from its investments. This could adversely affect Shareholders whose Shares are repurchased as well as new Shareholders and remaining Shareholders. For example, in certain cases, the Fund might receive less than the fair value of its investment, resulting in a dilution of the value of the Shares of Shareholders who do not tender their Shares in any coincident tender offer and a windfall to tendering Shareholders; in other cases, the Fund might receive more than the fair value of its investment, resulting in a windfall to Shareholders remaining in the Fund, but a shortfall to tendering Shareholders.

Focused investment risk. To the extent that the Fund focuses its investments in a particular industry, the Fund’s NAV will be more susceptible to events or factors affecting companies in that industry. These may include, but are not limited to, governmental regulation, inflation, rising interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that industry. Also, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens and whose securities may react similarly to the types of events and factors described above, which will subject the Fund to greater risk. The Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region.

Lender Liability Considerations and Equitable Subordination. A number of U.S. judicial decisions have upheld judgments obtained by borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (a) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower, (b) engages in other inequitable conduct to the detriment of such other creditors, (c) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (d) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

Because affiliates of, or persons related to, the Investment Manager and/or a Sub-Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Participation on Creditors’ Committees and Boards of Directors. The Sub-Advisers and their respective affiliates, on behalf of the Fund or of other funds or accounts they manage, may participate on committees formed by creditors to negotiate with the management of financially troubled companies that may or may not be in bankruptcy. A Sub-Adviser may also seek to negotiate directly with debtors with respect to restructuring issues. In the situation where a representative of a Sub-Adviser chooses to join a creditors’ committee, the representative would likely be only one of many participants, each of whom would be interested in obtaining an outcome that is in its individual best interest. There can be no assurance that the representative would be successful in obtaining results most favorable to the Fund in such proceedings, although the representative may incur significant legal fees and other expenses in attempting to do so. As a result of participation by the representative on such committees, the representative may be deemed to have duties to other creditors represented by the committees, which might thereby expose the Fund to liability to such other creditors who disagree with the representative’s actions.

It is possible that a Sub-Adviser and/or its affiliates will be represented on the boards of some of the companies in which the Fund makes investments. Such representation may have the effect of impairing the ability of the relevant Sub-Adviser to sell the Fund’s related securities when, and upon the terms, it might otherwise desire, including as a result of applicable securities laws.

Need For Follow-On Investments.  Following an initial investment in a portfolio company, the Fund may make additional investments in that portfolio company as “follow-on” investments, including exercising warrants, options or convertible securities that were acquired in the original or subsequent financing; in seeking to: (i) increase or maintain in whole or in part the Fund’s position as a creditor or the Fund’s equity ownership percentage in a portfolio company; or (ii) preserve or enhance the value of the Fund’s investment. The Fund has discretion to make follow-on investments, subject to the availability of capital resources. Failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of an underlying portfolio company and the Fund’s initial investment, or may result in a missed opportunity for the Fund to increase its participation in a successful operation. Even if the Fund has sufficient capital to make a desired follow-on investment, the relevant Sub-Adviser may elect not to make a follow-on investment because the Sub-Adviser may not want to increase the Fund’s level of risk or because the Sub-Adviser prefers other opportunities for the Fund.

High Yield Debt. The Fund may invest in high yield debt (or “junk bonds”). A substantial portion of the high yield debt in which the Fund intends to invest are rated below investment-grade by one or more nationally recognized statistical rating organizations or are unrated but of comparable credit quality to obligations rated below investment-grade, and have greater credit and liquidity risk than more highly rated debt obligations. Lower-rated securities may include securities that have the lowest rating or are in default. High yield debt is generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high yield debt reflects a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the obligor to make payment of principal and interest. Many issuers of high yield debt are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. In addition, many issuers of high yield debt may be in poor financial condition, experiencing poor operating results, having substantial capital needs or negative net worth or be facing special competitive or product obsolescence problems, and may include companies involved in bankruptcy or other reorganizations or liquidation proceedings. High yield debt may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade debt securities. Certain of these securities may not be publicly traded, and therefore, it may be difficult to accurately value certain portfolio securities and to obtain information as to the true condition of the issuers. Overall declines in the below investment-grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their debt at maturity. High yield debt is often less liquid than higher rated securities. Because investment in high yield debt involves greater investment risk, achievement of the Fund’s investment objectives will be more dependent on the relevant Sub-Adviser’s analysis than would be the case if the Fund were investing in higher quality debt securities.

High yield debt is often issued in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. High yield debt has historically experienced greater default rates than has been the case for investment-grade securities. The Fund may also invest in equity securities issued by entities with unrated or below investment-grade debt.

High yield debt may also be in the form of zero-coupon or deferred interest bonds, which are bonds which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Such investments experience greater volatility in market value due to changes in the interest rates than bonds that that provide for regular payments of interest.

Investing in lower-rated securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities, including a high degree of credit risk. Lower-rated securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers/issues of lower-rated securities may be more complex than for issuers/issues of higher quality debt securities. Securities that are in the lowest rating category are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default and/or to be unlikely to have the capacity to pay interest and repay principal. The secondary markets on which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the value of the Fund’s portfolio. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

The use of credit ratings as the sole method of evaluating lower-rated securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-rated securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was rated.

Preferred Securities. The Fund may invest in preferred securities. There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights. Interest rate risk is, in general, the risk that the price of a debt security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities. Convertible securities are similar to fixed-income securities because they usually pay a fixed interest rate (or dividend) and are obligated to repay principal on a given date in the future. The market value of fixed-income and preferred securities tends to decline as interest rates increase and tends to increase as interest rates decline. Convertible securities have characteristics of a fixed-income security and are particularly sensitive to changes in interest rates when their conversion value is lower than the value of the bond or preferred share. Fixed-income and preferred securities also are subject to credit risk, which is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. In addition, the Fund may invest in fixed-income and preferred securities rated less than investment grade that are sometimes referred to as high yield. These securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality securities. Fixed-income and preferred securities also may be subject to prepayment or redemption risk. If a convertible security held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash or sell it to a third party at a time that may be unfavorable to the Fund. Such securities also may be subject to resale restrictions. The lack of a liquid market for these securities could decrease the Fund’s share price. Convertible securities with a conversion value that is the same as the value of the bond or preferred share have characteristics similar to common stocks. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Bank Loans. The Fund may invest in loans originated by banks and other financial institutions. The loans invested in by the Fund may include term loans and revolving loans, may pay interest at a fixed or floating rate and may be senior or subordinated. Special risks associated with investments in bank loans and participations include (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws, (ii) so-called lender-liability claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, (iv) the risk that bank loans may not be securities and therefore may not have the protections afforded by the federal securities laws, and (v) limitations on the ability of the Fund to directly enforce its rights with respect to participations. Successful claims in respect of such matters may reduce the cash flow and/or market value of the investment. In addition, the bank loan market may face illiquidity and volatility. There can be no assurance that future levels of supply and demand in bank loan trading will provide an adequate degree of liquidity or the market will not experience periods of significant illiquidity in the future.

In addition to the special risks generally associated with investments in bank loans described above, the Fund’s investments in second-lien and unsecured bank loans will entail additional risks, including (i) the subordination of the Fund’s claims to a senior lien in terms of the coverage and recovery from the collateral and (ii) with respect to second-lien loans, the prohibition of or limitation on the right to foreclose on a second-lien or exercise other rights as a second-lien holder, and with respect to unsecured loans, the absence of any collateral on which the Fund may foreclose to satisfy its claim in whole or in part. In certain cases, therefore, no recovery may be available from a defaulted second-lien or unsecured loan. The Fund’s investments in bank loans of below investment grade companies also entail specific risks associated with investments in non-investment grade securities.

Loan participations and assignments. The Fund may acquire interests in loans either directly (by way of sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation. A selling institution voting in connection with a potential waiver of a default by a borrower may have interests different from those of the Fund, and the selling institution might not consider the interests of the Fund in connection with its vote. Notwithstanding, most participation agreements with respect to loans provide that the selling institution may not vote in favor of any amendment, modification or waiver that forgives principal, interest or fees, reduces principal, interest or fees that are payable, postpones any payment of principal (whether a scheduled payment or a mandatory prepayment), interest or fees or releases any material guarantee or collateral without the consent of the participant (at least to the extent the participant would be affected by any such amendment, modification or waiver). In addition, many participation agreements with respect to loans that provide voting rights to the participant further provide that if the participant does not vote in favor of amendments, modifications or waivers, the selling institution may repurchase such participation at par.

Non-Performing Loans. The Fund may invest in non-performing and sub-performing loans which often involve workout negotiations, restructuring and the possibility of foreclosure. These processes are often lengthy and expensive. In addition, the Fund’s investments may include securities and debt obligations of financially distressed issuers, including companies involved in bankruptcy or other reorganization and liquidation proceedings. As a result, the Fund’s investments may be subject to additional bankruptcy related risks, and returns on such investments may not be realized for a considerable period of time.

PRIVATE BUSINESS DEVELOPMENT COMPANIES (“BDCs”). The Fund may invest in private BDCs. BDCs are a type of closed-end investment company regulated under the Investment Company Act. BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies. At least 70% of a BDC’s investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income distributed to their shareholders provided they comply with the applicable requirements of the Code.

Investments in BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. Private BDCs are illiquid investments, and there is no guarantee the Fund will be able to liquidate or sell its private BDC investments.

Certain BDCs may use leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage may increase the yield and total return of a BDC, it also subjects the BDC to increased risks, including magnification of any investment losses and increased volatility. In addition, a BDC’s income may fall if the interest rate on any borrowings of the BDC rises.

The Investment Company Act generally limits the amount the Fund can invest in any one closed-end fund, including BDCs, to 3% of the closed-end fund’s total outstanding stock. As a result, the Fund may hold a smaller position in a BDC than if it were not subject to this restriction. To comply with the Investment Company Act, the Investment Manager or a Sub-Adviser may be required to vote shares of a BDC held by the Fund in the same general proportion as shares held by other shareholders of the BDC.

ASSET-BACKED SECURITIES RISK. Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

An investment in subordinated (residual) classes of asset-backed securities is typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes. The risks associated with an investment in such subordinated classes of asset-backed securities include credit risk, regulatory risk pertaining to the Fund’s ability to collect on such securities and liquidity risk.

COLLATERALIZED LOAN OBLIGATIONS (“CLOs”) AND COLLATERALIZED DEBT OBLIGATIONS (“CDOs”). The Fund may invest in CLOs and CDOs. CLOs and CDOs are created by the grouping of certain private loans and other lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

Investors in CLOs and CDOs bear the credit risk of the assets/collateral. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving S&P Global Ratings (“S&P”) ratings of A to AAA and the latter receiving ratings of B to BBB. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Because the loans held in the pool often may be prepaid without penalty or premium, CLOs and CDOs can be subject to higher prepayment risks than most other types of debt instruments. Prepayments may result in a capital loss to the Fund to the extent that the prepaid securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the Shareholders. The credit characteristics of CLOs and CDOs also differ in a number of respects from those of traditional debt securities. The credit quality of most CLOs and CDOs depends primarily upon the credit quality of the assets/collateral underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

CLOs and CDOs are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in CLOs and CDOs may be characterized by the Fund as illiquid securities. An active dealer market may exist for CLOs and CDOs that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities.

In addition to the typical risks associated with fixed-income securities and asset-backed securities, CLOs and CDOs carry other risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default, decline in value or quality, or be downgraded by a rating agency; (iii) the Fund may invest in tranches of CLOs and CDOs that are subordinate to other tranches, diminishing the likelihood of payment; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes with the issuer or unexpected investment results; (v) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (vi) the manager of the CLO or CDO may perform poorly.

STRUCTURED PRODUCTS. The CLOs and other CDOs in which the Fund may invest are structured products. Holders of structured products bear risks of the underlying assets and are subject to counterparty risk.

The Fund may have the right to receive payments only from the structured product and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of assets underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below-market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Certain structured products may be thinly traded or have a limited trading market. CLOs, CDOs and credit-linked notes are typically privately offered and sold.

MEZZANINE DEBT. A portion of the Fund’s debt investments may be made in certain high yield securities known as mezzanine investments, which are subordinated debt securities that may be issued together with an equity security (e.g., with attached warrants). Those mezzanine investments may be issued with or without registration rights. Mezzanine investments can be unsecured and generally subordinate to other obligations of the issuer. The expected average life of the Fund’s mezzanine investments may be significantly shorter than the maturity of these investments due to prepayment rights. Mezzanine investments share all of the risks of other high yield securities and are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater risk than securities with higher ratings in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with the lower-rated securities, the yields and prices of those securities may tend to fluctuate more than those for higher-rated securities. The Fund does not anticipate a market for its mezzanine investments, which can adversely affect the prices at which these securities can be sold. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may be a contributing factor in a decrease in the value and liquidity of those lower-rated securities. Mezzanine securities are often even more subordinated than other high yield debt, as they often represent the most junior debt security in an issuer’s capital structure.

DISTRESSED SECURITIES. Certain of the companies in whose securities the Fund may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. The characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic factors affecting a particular industry or specific developments within the companies. Such investments can result in significant or even total losses. In addition, the markets for distressed investment assets are frequently illiquid. Also, among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Investment Manager’s or a Sub-Adviser’s judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong.

In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Fund of the security in respect to which such distribution was made. Consequently, the Fund will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied (e.g., through a liquidation of the issuer’s assets, an exchange offer or plan of reorganization, or a payment of some amount in satisfaction of the obligation). In certain transactions, the Fund may not be “hedged” against market fluctuations, or, in liquidation situations, may not accurately value the assets of the company being liquidated. This can result in losses, even if the proposed transaction is consummated.

UNDERLYING FUND RISK. The Fund will incur higher and duplicative expenses, including advisory fees, when it invests in shares of mutual funds (including money market funds), closed-end funds, exchange-traded funds (“ETFs”) and other registered and private investment companies (“Underlying Funds”). There is also the risk that the Fund may suffer losses due to the investment practices of the Underlying Funds (such as the use of derivatives). The ETFs in which the Fund invests that attempt to track an index may not be able to replicate exactly the performance of the indices they track, due to transactions costs and other expenses of the ETFs. The shares of closed-end funds frequently trade at a discount to their net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease, and it is possible that the discount may increase.

Derivative Instruments. The Fund may use options, swaps, futures contracts, forward agreements, reverse repurchase agreements and other similar transactions. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the underlying security. Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Investment Manager and/or Sub-Advisers to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

The derivative instruments and techniques that the Fund may principally use include:

○	Futures. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment, and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

○	Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile, and the use of options can lower total returns.

○	Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are particularly subject to counterparty credit, liquidity, valuation, correlation and leverage risk. Certain standardized swaps are now subject to mandatory central clearing requirements, and others are now required to be exchange-traded. While central clearing and exchange-trading are intended to reduce counterparty and liquidity risk, they do not make swap transactions risk-free. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where the Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of that obligation. The use of credit default swaps can result in losses if the Fund’s assumptions regarding the creditworthiness of the underlying obligation prove to be incorrect. The Fund will “cover” its swap positions by segregating an amount of cash and/or liquid securities as required by the Investment Company Act and applicable SEC interpretations and guidance from time to time.

○	Reverse Repurchase Agreements. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Segregation and Coverage Risk. Certain portfolio management techniques, such as, among other things, entering into swap agreements, using reverse repurchase agreements, futures contracts or other derivative transactions, may be considered senior securities under the Investment Company Act unless steps are taken to segregate (or earmark on the Fund’s books) the Fund’s assets or otherwise cover its obligations. To avoid having these instruments considered senior securities, in some cases the Fund segregates or earmarks liquid assets with a value equal (on a daily mark-to-market basis) to its obligations under these types of transactions, enters into offsetting transactions or otherwise covers such transactions. In cases where the Fund does not cover such transactions, such instruments may be considered senior securities, and the Fund’s use of such transactions will be required to comply with the restrictions on senior securities under the Investment Company Act. The Fund may be unable to use segregated assets for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to segregate those assets in respect of or otherwise cover such portfolio positions. To the extent the Fund’s assets are segregated or committed as cover, it could limit the Fund’s investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Foreign Investments. Foreign securities may be issued and traded in foreign currencies. As a result, changes in exchange rates between foreign currencies may affect their values in U.S. dollar terms. For example, if the value of the U.S. dollar goes up, compared to a foreign currency, a loan payable in that foreign currency will go down in value because it will be worth fewer U.S. dollars. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. The Fund may employ hedging techniques to minimize these risks, but the Fund can offer no assurance that the Fund will, in fact, hedge currency risk or, that if the Fund does, such strategies will be effective.

The political, economic, and social structure of some foreign countries may be less stable and more volatile than those in the United States. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. A government may take over assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise stockholder rights, and pursue legal remedies with respect to foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and to take into account with respect to the Fund’s investments in foreign securities. Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the United States. The procedures and rules governing foreign transactions and custody (holding of the Fund’s assets) may involve delays in payment, delivery or recovery of money or investments. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies, and some countries may lack uniform accounting and auditing standards. Thus, there may be less information publicly available about foreign companies than about most U.S. companies. Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices. Dividend and interest income from foreign securities may be subject to withholding taxes by the country in which the issuer is located, and the Fund may not be able to pass through to its Shareholders foreign tax credits or deductions with respect to these taxes.

The Fund may invest in foreign securities of issuers in so-called “emerging markets” (or less developed countries). Such investments are particularly speculative and entail all of the risks of investing in foreign securities but to a heightened degree. “Emerging market” countries generally include all countries in the following regions: Asia (excluding Japan), Eastern Europe, Middle East, Africa and Latin America, or such countries as reasonably determined by the Investment Manager or the Sub-Advisers from time to time. Securities of issuers in emerging and developing markets present risks not found in securities of issuers in more developed markets. Securities of issuers in emerging and developing markets may be more difficult to sell at acceptable prices and their prices may be more volatile than securities of issuers in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the Fund might not receive the proceeds of a sale of a security on a timely basis. Emerging markets generally have less developed trading markets and exchanges and legal and accounting systems.

CURRENCY RISK. The Fund may engage in practices and strategies that will result in exposure to fluctuations in foreign exchange rates, in which case the Fund will be subject to foreign currency risk. The Fund’s shares are priced in U.S. dollars and the distributions paid by the Fund to Shareholders are paid in U.S. dollars. However, a portion of the Fund’s assets may be denominated directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance of payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact on the value of the Fund’s portfolio and/or the level of Fund distributions made to Shareholders. The Fund intends to hedge exposure to reduce the risk of loss due to fluctuations in currency exchange rates relative to the U.S. dollar. There is no assurance, however, that these strategies will be available or will be used by the Fund or, if used, that they will be successful. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Currency risk may be particularly high to the extent that the Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.

Investments in Cash, Cash-Equivalent Investments or money market funds. A portion of the Fund’s assets may be invested in cash, cash-equivalent investments or money market funds when, for example, other investments are unattractive, to provide a reserve for anticipated obligations of the Fund or for other temporary purposes. Although such a practice may assist in the preservation of capital, the assumption of cash positions may also impact overall investment return. Cash investment practices of the Fund may be expected, therefore, to affect total investment performance of the Fund. Although a money market fund seeks to preserve a $1.00 per share net asset value, it cannot guarantee it will do so. The sponsor of a money market fund has no legal obligation to provide financial support to the money market fund and investors in money market funds should not expect that the sponsor will provide support to a money market fund at any time.

RIC-RELATED RISKS OF INVESTMENT GENERATING NON-CASH TAXABLE INCOME. Certain of the Fund’s investments will require the Fund to recognize taxable income in a tax year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in loans and other debt instruments that will be treated as having “market discount” and/or original issue discount (“OID”) for U.S. federal income tax purposes. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of Shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund may realize additional gain or loss on such liquidations. In the event the Fund realizes additional net capital gains from such liquidation transactions, Shareholders, may receive larger capital gain distributions than it or they would in the absence of such transactions.

Instruments that are treated as having OID for U.S. federal income tax purposes may have unreliable valuations because their continuing accruals require judgments about the collectability of the deferred payments and the value of any collateral. Loans that are treated as having OID generally represent a significantly higher credit risk than coupon loans. Accruals on such instruments may create uncertainty about the source of Fund distributions to Shareholders. OID creates the risk of non-refundable cash payments to the Investment Manager or Sub-Advisers based on accruals that may never be realized. In addition, the deferral of payment-in-kind interest also reduces a loan’s loan-to-value ratio at a compounding rate.

UNCERTAIN TAX TREATMENT. The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in connection with the Fund’s intention to distribute sufficient income each tax year to minimize the risk that it becomes subject to U.S. federal income or excise tax.

FAILURE TO OBTAIN co-investment EXEMPTIVE RELIEF. The Investment Company Act prohibits the Fund from making certain co-investments with affiliates unless it receives an order from the SEC permitting it to do so. The Fund, the Investment Manager and/or certain Sub-Advisers intend to seek exemptive relief from the provisions of Sections 17(d) of the Investment Company Act to co-invest in certain privately negotiated investment transactions with current or future BDCs, private funds, separate accounts, or registered closed-end funds that are advised by the Investment Manager, the Sub-Advisers or their respective affiliated investment advisers, collectively, the Fund’s “co-investment affiliates,” subject to the satisfaction of certain conditions. There is no assurance that the Fund, the Investment Manager and/or certain Sub-Advisers will receive such exemptive relief, and if they are not able to obtain the exemptive relief, the Fund will not be permitted to co-invest with the co-investment affiliates. This may reduce the Fund’s ability to deploy capital and invest its assets. The Fund may be forced to invest in cash, cash equivalents or other assets that may result in lower returns than otherwise may be available through co-investment opportunities.

* * *

LIMITS OF RISK DISCLOSURES.  The above discussions of the various risks that are associated with the Fund and its Shares and the related discussion of risks in the SAI include the material risks involved with an investment in the Fund of which the Fund is currently aware. Prospective investors should read this entire Prospectus and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund will be successful or that the Fund will achieve its investment objective.

MANAGEMENT OF THE FUND

THE BOARD OF TRUSTEES.  The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Shareholders. A majority of the Board is and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”). To the extent permitted by the Investment Company Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the applicable fund, any committee of such board, or service providers. See “BOARD OF TRUSTEES AND OFFICERS” in the Fund’s SAI for the identities of the Trustees and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board.

THE INVESTMENT MANAGER AND SUB-ADVISERS.  Cliffwater LLC serves as the investment adviser (the “Investment Manager”) of the Fund and will be responsible for determining and implementing the Fund’s overall investment strategy, including selecting each Sub-Adviser and determining the amount of the Fund’s assets to allocate to each Sub-Adviser. The Investment Manager is located at 4640 Admiralty Way, 11th Floor, Marina del Rey, California and is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. As of September 2018, the Investment Manager and its affiliates had assets under advisement (includes discretionary and non-discretionary accounts) of approximately $69.6 billion.

Each Sub-Adviser selected by the Investment Manager, subject to Shareholder approval, will be primarily responsible for its investment strategy and the day-to-day management of the Fund’s assets allocated to it by the Investment Manager.

Founded in 2000, Audax Management Company (NY), LLC (“Audax”) is located at 320 Park Avenue, 19th Floor, New York, New York. Audax is registered with the SEC as an investment adviser and manages, as of September 30, 2018, approximately $8 billion in assets.

Commencing operations in 2009, Beach Point Capital Management LP (“Beach Point”) is located at 1620 26th Street, Suite 6000N, Santa Monica, California. Beach Point is registered with the SEC as an investment adviser and manages, as of December 31, 2018, approximately $11.6 billion in assets.

Founded in 2011, Benefit Street Partners LLC (“Benefit Street”) is located at 9 West 57th Street, Suite 4920, New York, New York. Benefit Street is registered with the SEC as an investment adviser and manages, as of September 30, 2018, approximately $26.4 billion in assets.

Founded in 2010, Crescent Capital Group LP (“Crescent Capital”) is located at 11100 Santa Monica Boulevard, Suite 2000, Los Angeles, California. Crescent Capital is registered with the SEC as an investment adviser and manages, as of September 30, 2018, approximately $24 billion in assets.

Founded in 1999, TCP Partners, LLC (“TCP”) is located at 2951 28th Street, Santa Monica, California. TCP is a wholly-owned, indirect subsidiary of BlackRock, Inc. (“BlackRock”) and is registered with the SEC as an investment adviser. BlackRock is a leading publicly-traded investment management firm (NYSE:BLK) and as of December 31, 2018, BlackRock, together with its affiliated investment advisers, had approximately $5.98 trillion in assets under management. With approximately 14,900 employees in more than 30 countries, BlackRock provides a broad range of investment and technology services to institutional and retail clients worldwide.

The Investment Manager, the Sub-Advisers and their respective affiliates may serve as investment managers to other funds that have investment programs which are similar to the investment program of the Fund, and the Investment Manager and/or a Sub-Adviser or one of their affiliates may in the future serve as the investment manager or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the investment program of the Fund. See “CONFLICTS OF INTEREST.”

PORTFOLIO MANAGERS. The key personnel of the Investment Manager who currently have primary responsibility for management of the Fund and the key personnel of each Sub-Adviser who currently have primary responsibility for management of the portion of the Fund’s assets allocated to the Sub-Adviser (the “Portfolio Managers”) are as follows:

Investment Manager

After the 2008 financial crisis, the Investment Manager became actively involved in direct lending research. It has been recommending direct lending investments to its advisory clients since 2011 and has actively managed a publicly-traded BDC portfolio since August 2014. The Investment Manager created the Cliffwater Direct Lending Index, which is the first published index tracking direct loan assets with performance dating back to September 30, 2004, and the Cliffwater BDC Index, which is an index tracking publicly-traded BDCs. The Investment Manager is a frequent publisher of research reports regarding direct lending and has constructed a direct lending manager database. The Investment Manager has dedicated significant resources to developing its expertise in the direct lending marketplace and cultivating relationships with direct lending managers that it believes to be top-tier. The Investment Manager intends to bring to the management of the Fund its expertise, experience, and access in the direct lending market.

Stephen L. Nesbitt, Chief Executive Officer and Chief Investment Officer of the Investment Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Nesbitt has been the portfolio manager of the Fund since its inception. Mr. Nesbitt is supported by research analysts and other investment professionals who provide research support and make strategy recommendations. Mr. Nesbitt manages the Fund consistent with the broad investment parameters established by the Investment Manager’s Investment Policy Committee, which is led by Mr. Nesbitt. The Investment Policy Committee is responsible for defining the broad investment parameters of the Fund, including, for example, the types of strategies to be employed and the range of securities acceptable for investment by the Fund. In addition, the Investment Policy Committee must unanimously approve each new Sub-Adviser. The Investment Policy Committee meets regularly to review portfolio holdings and discuss Sub-Adviser performance.

Prior to forming the Investment Manager in 2004, Mr. Nesbitt was a Senior Managing Director at Wilshire Associates. From 1990 to 2004, Mr. Nesbitt led the Consulting division at Wilshire Associates and also started and built its asset management business using a “manager of managers” investment approach, including private equity and hedge fund-of-fund portfolios. Mr. Nesbitt started his career at Wells Fargo Investment Advisors, an early pioneer in index funds, where he developed and managed index funds and oversaw asset allocation.

Sub-Advisers

Audax

Kevin P. Magid, Managing Director, Head of Private Debt. Mr. Magid joined Audax Group in 2000 and has led Audax Private Debt since its inception. Over the past 30 years, Mr. Magid has invested in or raised senior debt, high yield debt, junior debt and equity financing for companies and private equity sponsors in a wide range of industries. Previously, Mr. Magid spent over 13 years as a leveraged finance professional and served as a Managing Director in the Leveraged Finance/Merchant Banking Group of CIBC World Markets Corp. Mr. Magid started his career at Drexel Burnham Lambert, and also worked at Wasserstein Perella and Kidder Peabody, principally in a leveraged finance role. Mr. Magid received an M.B.A. from the Wharton School at the University of Pennsylvania and a B.A. in Economics from Tufts University.

Michael P. McGonigle, Managing Director. Mr. McGonigle joined Audax Group in 2007 and has led Audax Senior Debt since inception. Previously, Mr. McGonigle was a Managing Director for GE Capital’s Corporate Lending business. Mr. McGonigle joined GE in 1982 in the International Trading Operations Group and in 1986 he joined GE Capital’s Corporate Finance Group. While at GE Capital, Mr. McGonigle held various leadership positions in its leveraged finance businesses for private equity sponsor and non-sponsor transactions, including new business origination, credit underwriting, risk management, workouts and restructurings. Mr. McGonigle was a founding member of business units which invested in par, distressed and second lien loans, and built the sourcing and underwriting teams. Mr. McGonigle received an M.B.A. in Finance from Fordham University Graduate School of Business and a B.S. in Finance and Quantitative Methods from Fordham University.

Beach Point

Sinjin Bowron, Portfolio Manager. Mr. Bowron joined Beach Point in June 2015. Currently, Mr. Bowron is the Portfolio Manager for the Beach Point Dynamic Income strategy. Prior to Beach Point, Mr. Bowron was a Senior Vice President at Trust Company of the West (TCW).

Benefit Street

Thomas J. Gahan, Chief Executive Officer. Tom Gahan is chief executive officer of Benefit Street and is based in the firm’s New York office. Prior to joining Providence Equity Capital Markets LLC in 2008, a partner firm of Benefit Street, and launching Benefit Street in 2011, Mr. Gahan was global head of capital markets of Deutsche Bank Securities Inc. and head of corporate and investment banking in the Americas. He was also chairman of the principal investment committee and a member of the global banking executive committee and the global markets executive committee. Before joining Deutsche Bank, Mr. Gahan spent eleven years at Merrill Lynch, most recently as global head of credit trading within the fixed income division. Mr. Gahan received a Bachelor of Arts degree from Brown University.

Michael E. Paasche, Senior Managing Director. Mr. Paasche is a senior managing director at Benefit Street and is based in the firm’s New York office. Prior to joining Providence Equity Capital Markets LLC in 2008, a partner firm of Benefit Street, and launching Benefit Street in 2011, Mr. Paasche spent thirteen years at Deutsche Bank Securities Inc. with multiple positions, including global head of leveraged finance, where he was responsible for global non-investment grade loan portfolios, loan sales/trading and total return swaps in New York and London, loan and bond capital markets teams in New York, London and Australia, and leveraged finance banking teams in New York, London, Australia and Hong Kong. Before joining Deutsche Bank, Mr. Paasche spent seven years at Prudential Securities where he held various positions, including managing director and head of high yield sales, trading and research. Mr. Paasche received his Masters of Business Administration degree from the University of Chicago and a Bachelor of Arts degree from Albion College.

Blair D. Faulstich, Managing Director and Senior Portfolio Manager. Mr. Faulstich is a managing director and senior portfolio manager at Benefit Street and is based in the firm’s New York office. Prior to joining Benefit Street in 2011, Mr. Faulstich was a managing director and co-head of media and communications investment banking at Citadel Securities. Previously, he was a managing director in the media and communications investment banking group at Merrill Lynch. Mr. Faulstich held various positions at Deutsche Bank Alex. Brown in the media investment banking group. Before joining Alex. Brown in 1997, Mr. Faulstich spent three years at Arthur Andersen. Mr. Faulstich received a Masters of Business Administration degree from Cornell University and Bachelor of Arts from Principia College.

Crescent Capital

Crescent Capital has formed an advisory committee with respect to the Fund’s assets allocated to it. The advisory committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of investments and portfolio construction. The advisory committee also serves to provide investment consistency and adherence to Crescent Capital’s core investment philosophy and policies. The advisory committee consists of Jason A. Breaux (chairman), John S. Bowman, Jonathan R. Insull and Christopher G. Wright.

Jason A. Breaux, Managing Director. Mr. Breaux is a Managing Director of Crescent Capital focusing on special situations. Prior to joining the team in 2000, he worked at Robertson Stephens where he served in the Mergers and Acquisitions Group. Prior to that, he worked in the Corporate Finance Division of Salomon Brothers specializing in capital raising assignments.  Mr. Breaux received an MBA from the Darden School of Business at the University of Virginia and an AB from Georgetown University.

John S. Bowman, Managing Director. Mr. Bowman is a Managing Director of Crescent Capital focusing on Direct Lending. Prior to joining the team in 2012, Mr. Bowman was the President of HighPoint Capital Management, LLC. Prior to joining HighPoint Capital in 2005, Mr. Bowman was a Managing Director of Leveraged Finance at FleetBoston Financial from 1998 to 2003, where he was a senior member of Fleet’s preliminary structuring and loan screening committees. Mr. Bowman also had primary leveraged finance responsibility for covering New England middle market companies, including Fleet’s mezzanine loan origination business based in Boston. Prior to joining FleetBoston, Mr. Bowman was a Senior Vice President in Leveraged Finance with Donaldson, Lufkin & Jenrette Securities Corporation (“DLJ”), and was involved in DLJ’s start-up of its Senior Loan business in 1997. Mr. Bowman also worked at Kidder, Peabody, & Co. Incorporated, State Street Bank & Trust Company, Drexel Burnham Lambert Incorporated and Lehman Brothers. Mr. Bowman earned an MBA from Harvard Business School and a BS in Business Administration from Northeastern University.

Jonathan R. Insull, Managing Director. Mr. Insull is a Managing Director and Institutional Portfolio Manager of Crescent Capital, focusing on public and private credit markets. Since joining the team in 1997, Mr. Insull has served in a number of roles of increasing breadth, including Credit Analyst, Director of Research, Portfolio Manager and Private Credit Investment Committees Member. He previously worked as a credit officer at The Chase Manhattan Bank and its predecessor institutions, Chemical Bank and Manufacturers Hanover Trust. Mr. Insull received his MBA in Finance from New York University and a BA in Economics from Hobart College.

Christopher G. Wright, Managing Director. Mr. Wright is a Managing Director of Crescent Capital focusing on mezzanine and a member of Crescent Capital’s Management Committee. Prior to joining the team in 2001, Mr. Wright completed the Financial Management Program with the General Electric Company and upon completion, worked in various finance roles within GE Industrial Systems. Mr. Wright is a current and former member or observer of the Board of numerous private companies. In addition, Mr. Wright is a member of the Board of Crescent Capital BDC, Inc. and other non-profit organizations including St. Raphael School Development Board. Mr. Wright received his MBA from Harvard Business School and his BA from Michigan State University.

TCP

Howard M. Levkowitz, Managing Director of TCP and Chairman of its Management Committee. Prior to co-founding TCP, Mr. Levkowitz was an attorney specializing in real estate and insolvencies with Dewey Ballantine LLP. Mr. Levkowitz serves as President of certain of TCP’s funds that employ a broad set of credit-oriented strategies and is Chairman of TCP’s Management Committee. He has served as a director of both public and private companies. He has also served on a number of formal and informal creditor committees. Mr. Levkowitz also serves as Chairman and Chief Executive Officer of BlackRock TCP Capital Corp. (NASDAQ:TCPC). He received a B.A. in History (Magna Cum Laude) from the University of Pennsylvania, a B.S. in Economics (Magna Cum Laude, concentration in Finance) from The Wharton School, and a J.D. from the University of Southern California.

Patrick Wolfe, Director. Prior to joining TCP in 2013, Mr. Wolfe was at Deutsche Bank where he specialized in structured credit. Mr. Wolfe has over 11 years of experience in structuring, issuance, and managing/monitoring CLOs and other credit strategies. Prior to Deutsche Bank, Mr. Wolfe was an Accountant at KSJG LLP.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed, and ownership of Fund’s shares.

THE INVESTMENT MANAGEMENT AGREEMENT. The Investment Management Agreement between the Investment Manager and the Fund became effective as of March 1, 2019, and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See “VOTING.” The Investment Management Agreement will terminate automatically if assigned (as defined in the Investment Company Act), and is terminable at any time without penalty upon sixty (60) days’ written notice to the Fund by either the Board or the Investment Manager.

The Investment Management Agreement provides that, in the absence of willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund, the Investment Manager and any partner, member, manager, director, officer or employee of the Investment Manager, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be subject to liability to the Fund or otherwise under the Investment Management Agreement for any act or omission in the course of, or connected with, rendering services under the Investment Management Agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund, including, without limitation, for any error of judgment, for any mistake of law, or for any act or omission by the Investment Manager or any affiliate of the Investment Manager or by any Sub-Adviser, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Investment Manager or any partner, member, manager, officer or employee of the Investment Manager, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any claim, loss, damage, liability, reasonable cost, or reasonable expense (including reasonable attorney's fees, judgments, and other related expenses in connection therewith and amounts paid in defense and settlement thereof) (individually, the “Liability,” and collectively, the “Liabilities”) to which the person may be liable that arises or results from (i) the Investment Management Agreement or the performance of any services under the Investment Management Agreement, so long as such Liabilities did not arise primarily from such person’s willful misfeasance, gross negligence or reckless disregard of its obligations and duties under the Investment Management Agreement or (ii) the Investment Manager’s obligation to indemnify a Sub-Adviser or any partner, member, manager, officer or employee of the Sub-Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives under the terms of such Sub-Adviser’s Sub-Advisory Agreement so long as such indemnification obligations did not arise primarily from the such Investment Manager’s willful misfeasance, gross negligence or reckless disregard of its obligations and duties under the Investment Management Agreement.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and each Sub-Advisory Agreement will be available in the Fund’s first semi-annual report to Shareholders.

See “INVESTMENT MANAGEMENT AND OTHER SERVICES – The Sub-Advisers” in the SAI for a discussion of the sub-advisory agreements among the Fund, the Investment Manager and each Sub-Adviser.

INVESTMENT MANAGEMENT FEES

The Fund pays to the Investment Manager an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Investment Manager to the Fund. Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager a monthly Investment Management Fee equal to 1.00% on an annualized basis of the Fund’s average daily net assets, subject to certain adjustments. The Investment Management Fee will be paid to the Investment Manager before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that for purposes of determining the Investment Management Fee payable to the Investment Manager for any month, net assets will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Investment Manager for that month. The Investment Management Fee will be accrued daily, and will be due and payable monthly in arrears within ten (10) Business Days after the end of the month.

In addition to the Investment Management Fee, the Fund pays each Sub-Adviser a sub-advisory fee on the portion of Fund assets managed by the Sub-Adviser. The fee a Sub-Adviser charges the Fund is based on the sub-advisory agreement among the Fund, the Investment Manager, and the Sub-Adviser. The Fund will pay Audax a monthly sub-advisory fee, on an annualized basis, of (i) 0.95% on the value of the allocated portion’s average daily assets for the first fifty million dollars ($50,000,000), (ii) 0.85% on the value of the allocated portion’s average daily assets that exceeds fifty million dollars ($50,000,000) up to one hundred million dollars ($100,000,000), and (iii) 0.65% on the value of the allocated portion’s average daily assets that exceeds one hundred million dollars ($100,000,000). The portfolio management fees paid to Beach Point will be 0.65% on an annualized basis of the allocable portion of the Fund’s average daily net assets managed by Beach Point. The portfolio management fees paid to Benefit Street will be 1.00% on an annualized basis of the allocable portion of the Fund’s average daily assets managed by Benefit Street. The portfolio management fees paid to Crescent Capital will be 1.00% on an annualized basis of the allocable portion of the Fund’s average daily assets managed by Crescent Capital. The portfolio management fees paid to TCP will be 1.00% on an annualized basis of the allocable portion of the Fund’s average daily assets managed by TCP. The portfolio management fees paid to the Sub-Advisers will be paid out of the Fund’s assets. Such portfolio management fees will be paid to the Sub-Advisers before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.

DISTRIBUTOR

Foreside Fund Services, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the Shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Under a Distribution Agreement with the Fund, the Distributor acts as the agent of the Fund in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. The Investment Adviser pays the Distributor a fee for certain distribution-related services. The Fund has been granted exemptive relief by the SEC permitting the Fund to offer multiple classes of Shares and to adopt a Distribution and Service Plan with respect to Class A Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution and Service Plan allows the Fund to pay distribution and servicing fees for the sale and servicing of its Class A Shares to the Fund’s Distributor and/or other qualified recipients. The Distributor does not retain any of the distribution and servicing fees for profit.

Pursuant to the Distribution Agreement, the Distributor is solely responsible for its costs and expenses incurred in connection with its qualification as a broker-dealer under state or federal laws. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities. Specifically, the Distribution Agreement provides that the Fund and the Investment Manager will indemnify, defend and hold the Distributor, its employees, agents, directors and officers and any person who controls the Distributor free and harmless from and against any and all claims arising out of or based upon (i) any material action (or omission to act) of the Distributor or its agents taken in connection with the Distribution Agreement; provided that such action (or omission to act) is taken without willful misfeasance, gross negligence or reckless disregard by the Distributor of its duties and obligations under the Distribution Agreement; (ii) any untrue or alleged untrue statement of a material fact contained in the Prospectus or related offering materials or any omission or alleged omission to state a material fact required to be stated in the Prospectus or related offering materials or necessary to make the statements in any Prospectus or related offering materials not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Fund or the Investment Manager in connection with the preparation of the Fund’s Prospectus or related offering materials by or on behalf of the Distributor; (iii) any material breach of the agreements, representations, warranties and covenants by the Fund and the Investment Manager in the Distribution Agreement; or (iv) the reliance on or use by the Distributor or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Fund or the Investment Manager.

Class A Shares in the Fund are offered at their current net asset value less a maximum sales charge of 5.00% of the subscription amount. The Fund or Investment Manager may elect to reduce, otherwise modify or waive the sales charge with respect to any Shareholder. No sales charge is expected to be charged with respect to investments by the Investment Manager, the Sub-Advisers and their respective affiliates, directors, principals, officers and employees and others in the Fund’s sole discretion. There is no minimum aggregate amount of Shares required to be purchased in any offering. The Investment Manager and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Shares and/or the provision of non-distribution services to Shareholders and/or the Fund. These payments will be made out of the Investment Manager’s and/or affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount, and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options. Contact your financial intermediary for details about revenue sharing payments it receives or may receive.

DISTRIBUTION AND SERVICE PLAN

The Fund has been granted exemptive relief by the SEC permitting the Fund to offer multiple classes of Shares and to adopt a Distribution and Service Plan with respect to Class A Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution and Service Plan allows the Fund to pay distribution and servicing fees for the sale and servicing of its Class A Shares. Under the Distribution and Service Plan, the Fund is permitted to pay as compensation up to 0.75% on an annualized basis of the aggregate net assets of the Fund attributable to Class A Shares (the “Distribution and Servicing Fee”) to the Fund’s Distributor and/or other qualified recipients. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges. Class I Shares are not subject to the Distribution and Servicing Fee.

The Distribution and Servicing Fee to be paid to the Distributor for distribution of each class of Shares under the Distribution and Service Plan is as follows:

Class	Distribution and Service Fee
Class A Shares	0.75%
Class I Shares	None

ADMINISTRATION

The Fund has retained the Administrator, UMB Fund Services, Inc., whose principal business address is 235 West Galena Street, Milwaukee, WI 53212, to provide administrative services, and to assist with operational needs. The Administrator provides such services to the Fund pursuant to an administration agreement between the Fund and the Administrator (the “Administration Agreement”). The Administrator is responsible directly or through its agents for, among other things, providing the following services to each of the Fund: (1) maintaining a list of Shareholders and generally performing all actions related to the issuance and repurchase of Shares of the Fund, if any, including delivery of trade confirmations and capital statements; (2) providing certain administrative, clerical and bookkeeping services; (3) providing transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the NAV of the Fund in accordance with U.S. generally accepted accounting principles (“GAAP”) and procedures defined in consultation with the Investment Manager; (5) overseeing the preparation of semi-annual and annual financial statements of the Fund in accordance with GAAP, quarterly reports of the operations of the Fund and information required for tax returns; (6) supervising regulatory compliance matters and preparing certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the Fund. The Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Investment Manager.

In consideration for these services, the Fund pays the Administrator a minimum monthly administration fee of $4,166.67, or $50,000 on an annualized basis (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator also is reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund and receives a fee for transfer agency services. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.

The Administration Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Administrator and any partner, director, officer or employee of the Administrator, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of administration services for the Fund. The Administration Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund to the Administrator, or any partner, director, officer or employee of the Administrator, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

CUSTODIAN

State Street Bank and Trust Company (the “Custodian”) serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Investment Manager or the Sub-Advisers or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1 Iron Street, Boston MA 02210.

FUND EXPENSES

The Fund will pay all of its expenses, or reimburse the Investment Manager or its affiliates to the extent they have previously paid such expenses on behalf of the Fund. The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the organization of the Fund and the offering and issuance of Shares; all fees and expenses reasonably incurred in connection with the operation of the Fund; all fees and expenses directly related to portfolio transactions and positions for the Fund’s account such as direct and indirect expenses associated with the Fund’s investments, and enforcing the Fund’s rights in respect of such investments; quotation or valuation expenses; the Investment Management Fee, the portfolio management fees paid to the Sub-Advisers, the Administration Fee, servicing and other similar fees and expenses; out-of-pocket costs directly relating to investment transactions that are not consummated; other investment-related expenses, such as brokerage commissions, dealer spreads; transfer fees; fees on any borrowings or any expenses relating to leverage or indebtedness (including any interest thereon); professional fees; out-of-pocket costs directly relating to investment transactions that are not consummated; other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments; reasonable research and due diligence expenses relating to the identification and selection of investments (including expenses of news and quotation subscriptions, market or industry research, consultants or experts); investment-related software and databases relating thereto; fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign legal counsel; litigation costs and expenses, judgments and settlements directly related to the preservation of the value of investments; reasonable legal, third party consultant, and investment-related software and databases expenses incurred in relation to entering into, the reviewing, reporting, monitoring, confirming and/or administration of the investments (including expenses of engaging third party valuation consultants and agents and expenses of loan administration with non-affiliates) and other matters (including online systems used to obtain pricing and trading information and systems used for the allocation of investments); accounting, auditing and tax preparation expenses; fees and expenses in connection with repurchase offers and any repurchases or redemptions of Shares; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund; bank services fees; costs and expenses relating to any amendment of the Agreement and Declaration of Trust or other organizational documents of the Fund; any fees and expenses in connection with seeking the SEC’s approval of any exemptive relief (or amending existing exemptive relief); expenses of preparing, amending, printing, and distributing the Prospectus and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Shareholders, and proxy materials; all taxes, fees or other governmental charges and expenses of preparing, printing, and filing reports and other documents with government agencies; expenses incurred by the Sub-Advisers in responding to a legal, administrative, judicial or regulatory action, claim, or suit relating to the Fund; expenses of Shareholders’ meetings, including the solicitation of proxies in connection therewith; expenses of corporate data processing and related services; shareholder recordkeeping and account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the members of the Board who are not employees of the Investment Manager or its affiliates; insurance premiums; and ad hoc expenses incurred at the specific request of the Investment Manager or the Board; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund. The Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.

“Extraordinary Expenses” means all expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the rights against any person or entity; costs and expenses for indemnification or contribution payable to any person or entity; expenses of a reorganization, restructuring or merger, as applicable; expenses of holding, or soliciting proxies for, a meeting of shareholders; and the expenses of engaging a new administrator, custodian or transfer agent.

The Investment Manager will bear all of its expenses and costs incurred in providing investment advisory services to the Fund, including travel and other expenses related to the selection and monitoring of investments, but the Fund will bear the portfolio management fees paid to the Sub-Advisers. In addition, the Investment Manager is responsible for the payment of the compensation and expenses of those officers of the Fund affiliated with the Investment Manager, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

The Fund will bear directly certain ongoing offering costs associated with any periodic offers of Shares which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the Shareholders.

The Investment Manager has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, fees and interest payments on borrowed funds, distribution and servicing fees, brokerage and distribution costs and expenses, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses, such as litigation expenses) do not exceed 2.25% of the average daily net assets of Class A Shares and Class I Shares (the “Expense Limit”). Because taxes, fees and interest payments on borrowed funds, distribution and servicing fees, brokerage and distribution costs and expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 3.00% (including the 0.75% distribution and servicing fee) for Class A Shares and 2.25% for Class I Shares. For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in place at the time of the Waiver and the current Expense Limit. Unless earlier terminated by the Board, the Expense Limitation and Reimbursement Agreement has an initial two-year term, which ends on March 6, 2021, and will automatically continue in effect for successive twelve-month periods thereafter. The Investment Manager may not terminate the Expense Limitation and Reimbursement Agreement during the initial term. After the initial term, (i) the Board may terminate the Expense Limitation and Reimbursement Agreement upon 30 days’ written notice, and (ii) the Investment Manager may terminate the Expense Limitation and Reimbursement Agreement effective as of the end of the then current term upon 30 days’ written notice. The Sub-Advisers to the Fund are not a party to the Expense Limitation and Reimbursement Agreement.

The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund that are credited to Shareholders.

VOTING

Each Shareholder will have the right to cast a number of votes, based on the number of such Shareholder’s Shares, at any meeting of Shareholders called by the Board. Except for the exercise of such voting privileges, Shareholders will not be entitled to participate in the management or control of the Fund’s business and may not act for or bind the Fund.

CONFLICTS OF INTEREST

The Fund, the Investment Manager and the Sub-Advisers may be subject to a number of actual and potential conflicts of interest.

The Investment Manager, the Sub-Advisers and their respective affiliates engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Investment Manager, the Sub-Advisers and their respective affiliates may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; which may compete with the Fund for investment opportunities; and which may, subject to applicable law, co-invest with the Fund in certain transactions. In addition, the Investment Manager, the Sub-Advisers and their respective affiliates and respective clients may themselves invest in securities that would be appropriate for the Fund. By acquiring Shares, each Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest.

Although the Investment Manager, the Sub-Advisers and their respective affiliates will seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Investment Manager, the Sub-Advisers or their respective affiliates will be appropriate for the Fund or will be referred to the Fund. The Investment Manager, the Sub-Advisers and their respective affiliates are not obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Investment Manager, the Sub-Advisers and their respective affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Investment Manager, the Sub-Advisers or their respective affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, the Fund, the Investment Manager and each Sub-Adviser have individually adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

The Fund may be considered affiliates with respect to certain of its portfolio companies if certain investment funds, accounts or investment vehicles managed by a Sub-Adviser also hold interests in these portfolio companies, and as such, these interests may be considered a joint enterprise under the Investment Company Act. To the extent that the Fund’s interests in these portfolio companies may need to be restructured in the future or to the extent that the Fund chooses to exit certain of these transactions, its ability to do so will be limited.

The Investment Manager or a Sub-Adviser may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, investments being considered for acquisition by the Fund or held in the Fund’s portfolio. For example, principals and other employees of a Sub-Adviser may serve as directors of, or in a similar capacity with, portfolio companies in which the Fund invests, the securities of which are purchased or sold on the Fund’s behalf. The Investment Manager or a Sub-Adviser may (but is not required to) seek to avoid receipt of Confidential Information from issuers so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates. In such circumstances, the Fund may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells an investment. The Investment Manager or a Sub-Adviser may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If the Investment Manager or a Sub-Adviser intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Many of the Fund’s portfolio investments are expected to be loans and other securities that are not publicly traded and for which no market based price quotation is available. As a general matter, the Fund calculates its NAV using the day-to-day valuations of its sub-advised assets provided by the Sub-Advisers and their respective agents, such valuations based on the Sub-Adviser’s valuation methodology. Furthermore, the Board will review and approve in advance the valuation methodology of each Sub-Adviser and any independent pricing service used and confirm that the Board’s Valuation Committee will regularly review the historical accuracy of the fair value methodologies. The participation of the investment professionals of the Investment Manager and/or the Sub-Advisers in the Fund’s valuation process could result in a conflict of interest as the Investment Management Fee and the portfolio management fees paid to the Sub-Advisers is based on the value of the Fund’s assets. A conflict of interest may also result when the Investment Manager and/or Sub-Advisers determine the amount of leverage used by the Fund, as leverage will increase the Fund’s assets and therefore the management fee. Investments in PIK and OID securities may provide certain additional benefits to the Investment Manager and Sub-Advisers, including increased management fees resulting from the receipt of such PIK securities interest received on these investments increasing the size of the loan balance of underlying loans.

The professional staff of the Investment Manager and the Sub-Advisers will devote such time and effort in conducting activities on behalf of the Fund as the Investment Manager and Sub-Advisers reasonably determine to be appropriate for its respective duties to the Fund. However, each of the Investment Manager and the Sub-Advisers staff is currently committed to and expects to be committed in the future to providing investment advisory services as well as other services to other clients (including other registered and unregistered pooled investment vehicles) and engaging in other business ventures in which the Fund has no interest. As a result of these separate business activities, the Investment Manager and each Sub-Adviser has actual or potential conflicts of interest in allocating management time, services and functions among the Fund and other business ventures or clients.

The Investment Manager and the Sub-Advisers may receive more compensation with respect to certain similarly managed accounts than that received with respect to the Fund or may receive compensation based in part on the performance of those similar accounts. This may create a potential conflict of interest for the Investment Manager and the Sub-Advisers or the respective portfolio managers by providing an incentive to favor these similar accounts when, for example, placing securities transactions. In addition, a Sub-Adviser or its affiliates could be viewed as having a conflict of interest to the extent that the Sub-Adviser or an affiliate has a proprietary investment in similar accounts, the portfolio managers have personal investments in similar accounts or the similar accounts are investment options in the Sub-Adviser’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Sub-Adviser and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as a Sub-Adviser or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts.

The Investment Manager may have other relationships, including significant financial relationships, with current or potential Sub-Advisers or their affiliates, which may create a conflict of interest, including recommending clients invest in investment products sponsored by a Sub-Adviser or its affiliates. However, in making recommendations to the Board to appoint or to change a Sub-Adviser, or to change the terms of a sub-advisory agreement, the Investment Manager considers the Sub-Adviser’s investment process, risk management, and historical performance with the goal of retaining Sub-Advisers for the Fund that the Investment Manager believes are skilled and can deliver appropriate risk-adjusted returns. The Investment Manager does not consider any other relationship it or its affiliates may have with a Sub-Adviser or its affiliates.

By acquiring Shares, each Shareholder will be deemed to have acknowledged the existence of the above actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest.

OUTSTANDING SECURITIES

As of the date of this Prospectus, there were no outstanding Shares of the Fund.

TENDER OFFERS/OFFERS TO REPURCHASE

A substantial portion of the Fund’s investments are illiquid. For this reason, the Fund is structured as a closed-end interval fund which means that the Shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares.

The Fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers quarterly.

For each repurchase offer, the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the Shareholders’ desire for liquidity. A Shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the Shareholder’s purchase of the Shares.

Shares will be repurchased at their NAV no later than the fourteenth day after the Repurchase Request Deadline, or the next Business Day if the fourteenth day is not a Business Day. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be no more than fourteen (14) days prior to the date on which the repurchase price for shares is determined (the “Valuation Date”). Shareholders who tender may not have all of the tendered Shares repurchased by the Fund. If over-subscriptions occur, the Fund may elect to repurchase less than the full amount that a Shareholder requests to be repurchased. In such an event, the Fund may repurchase only a pro rata portion of the amount tendered by each Shareholder.

In certain circumstances, the Board may require a Shareholder to tender its Shares if, among other reasons, the Board determines that continued ownership of such Shares by the Shareholder may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal consequences, or would otherwise be in the best interests of the Fund.

A Shareholder who tenders for repurchase only a portion of his Shares in the Fund will be required to maintain a minimum account balance of $2,500. If a Shareholder tenders a portion of his Shares and the repurchase of that portion would cause the Shareholder’s account balance to fall below this required minimum of $2,500, the Fund reserves the right to repurchase all of such Shareholder’s outstanding Shares. Such minimum capital account balance requirement may also be waived by the Board in its sole discretion, subject to applicable federal securities laws.

TENDER/REPURCHASE PROCEDURES

Once each quarter, the Fund will offer to repurchase at per-class NAV per Share no less than 5% of the outstanding Shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). For each repurchase offer, the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the Shareholders’ desire for liquidity. The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act). Shareholders will be notified in writing of each quarterly repurchase offer, how they may request that the Fund repurchase their Shares, and the date the repurchase offer ends (the “Repurchase Request Deadline”) (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer). Shares will be repurchased at the per-class NAV per Share determined as of the close of business no later than the fourteenth day after the Repurchase Request Deadline, or the next Business Day if the fourteenth day is not a Business Day (each a “Repurchase Pricing Date”).

The time between the notification to Shareholders and the Repurchase Request Deadline is generally thirty (30) days, but may vary from no more than forty-two (42) days to no less than twenty-one (21) days. Shares tendered for repurchase by Shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. The Shareholder Notification will contain information Shareholders should consider in deciding whether to tender their Shares for repurchase.

The Shareholder Notification also will include detailed instructions on how to tender Shares for repurchase, state the Repurchase Offer Amount and identify the dates of the Repurchase Request Deadline, the scheduled Repurchase Pricing Date, and the date the repurchase proceeds are scheduled for payment (the “Repurchase Payment Deadline”). The Shareholder Notification also will set forth the NAV per Share that has been computed no more than seven (7) days before the date of such notification, and how Shareholders may ascertain the NAV per Share after the notification date. Payment pursuant to the repurchase will be made by checks to the Shareholder’s address of record, or credited directly to a predetermined bank account on the Repurchase Payment Date, which will be no more than seven (7) days after the Repurchase Pricing Date. The Board may establish other policies for repurchases of Shares that are consistent with the Investment Company Act, regulations thereunder and other pertinent laws. The timeline below summarizes the key dates in the repurchase process:

*	Or the next business day, if the 14th day is not a business day.

If Shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if Shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by Shareholders who own less than $2,500 worth of Shares and who tender all of their Shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of Shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the Shareholder’s obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of Shareholders of the Fund.

The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the Shareholder Notification is sent to Shareholders until the Repurchase Pricing Date. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline. The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

The Fund may cause a mandatory repurchase or redemption of all or some of the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, at net asset value in accordance with the Declaration of Trust and Section 23 of the Investment Company Act and Rule 23c-2 thereunder.

TRANSFERS OF SHARES

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. Notice of a proposed transfer of a Share must also be accompanied by a properly completed investor application in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer of Shares by a Shareholder (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Shares, the balance of the account of each of the transferee and transferor is less than $2,500. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Agreement and Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Agreement and Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Investment Manager, the Sub-Advisers, the Administrator, the Custodian and each other Shareholder, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Agreement and Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.

ANTI-MONEY LAUNDERING

If the Fund, the Investment Manager or any governmental agency believes that the Fund has sold Shares to, or is otherwise holding assets of, any person or entity that is acting, directly or indirectly, in violation of U.S., international or other anti-money laundering laws, rules, regulations, treaties or other restrictions, or on behalf of any suspected terrorist or terrorist organization, suspected drug trafficker, or senior foreign political figure(s) suspected of engaging in corruption, the Fund, the Investment Manager or such governmental agency may freeze the assets of such person or entity invested in the Fund or suspend the repurchase of Shares. The Fund may also be required to, or deem it necessary or advisable to, remit or transfer those assets to a governmental agency, in some cases without prior notice to the investor.

CREDIT FACILITY

The Fund, or SPVs that are wholly-owned subsidiaries of the Fund, may enter into one or more credit agreements or other similar agreements negotiated on market terms (each, a “Borrowing Transaction”) with one or more banks or other financial institutions which may or may not be affiliated with the Investment Manager or a Sub-Adviser (each, a “Financial Institution”) as chosen by the Investment Manager and approved by the Board.  The Fund may borrow under a credit facility for a number of reasons, including without limitation, in connection with its investment activities, to make quarterly income distributions, to satisfy repurchase requests from Shareholders, and to otherwise provide the Fund with temporary liquidity.  To facilitate such Borrowing Transactions, the Fund may pledge its assets to the Financial Institution.

CALCULATION OF NET ASSET VALUE

GENERAL

The Administrator calculates the Fund’s NAV as of the close of business on each Business Day and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board.

Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the Business Day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the Business Day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If, after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be valued pursuant to procedures established by the Board.

Before selecting any Sub-Adviser, the Investment Manager will conduct a due diligence review of the valuation methodology utilized by such Sub-Adviser, and the Board will approve such methodology. As a general matter, the Fund calculates its NAV using the day-to-day valuations of its sub-advised assets provided by the Sub-Advisers and their respective agents. After allocating assets to a Sub-Adviser, the Investment Manager will monitor the valuation methodology used by such Sub-Advisers. Furthermore, the Board will review and approve in advance the valuation methodology of any independent pricing service used and confirm that the Board’s Valuation Committee will regularly review the historical accuracy of the fair value methodologies.

As a general matter, to value the Fund’s investments, the Sub-Advisers’ will use current market values when available, and otherwise value the Fund’s investments with fair value methodologies that the Investment Manager believes to be consistent with those used by the Fund for valuing its investments.  These fair value calculations will involve significant professional judgment by the Sub-Advisers in the application of both observable and unobservable attributes, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security. There is no single standard for determining fair value of an investment. Likewise, there can be no assurance that the Fund will be able to purchase or sell an investment at the fair value price used to calculate the Fund’s NAV. Rather, in determining the fair value of an investment for which there are no readily available market quotations, the Fund and the Sub-Advisers may consider several factors, including: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective investment; (2) comparison to the values and current pricing of investments that have comparable characteristics; (3) knowledge of historical market information with respect to the investment; (4) other factors relevant to the investment which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality. The Sub-Adviser may also consider periodic financial statements (audited and unaudited) or other information provided by the investment’s borrower. The Sub-Advisers will attempt to obtain current valuation information from the borrower to value all fair valued investments, but it is anticipated that such information could be available on no more than a quarterly basis. This is especially true as it relates to direct loans. Furthermore, the Board and the Investment Manager may not have the ability to assess the accuracy of the valuation information from the borrowers.

The Investment Manager will monitor the valuations of Fund investments provided by the Sub-Advisers and review any material concerns with the Valuation Committee. The Investment Manager and the Board will consider, no less frequently than quarterly, all relevant information and the reliability of pricing information provided by the Sub-Advisers. They may conclude, however, in certain circumstances, that a fair valuation provided by a Sub-Adviser does not represent the fair value of a Fund investment and is not indicative of what actual fair value would be in an active, liquid or established market. In those circumstances, the Fund might value such investment at a discount or a premium to the value it receives from the Sub-Adviser, in accordance with the Fund’s valuation procedures. Any such decision would be made in good faith, and subject to the review and supervision of the Valuation Committee.

Additionally, the values of the Fund’s direct loan investments are adjusted daily based on the estimated total return that the asset will generate during the current quarter. The Investment Manager and the Valuation Committee monitor these estimates regularly and update them as necessary if macro or individual changes warrant any adjustments. At the end of the quarter, each direct loan’s value is adjusted based on the actual income and appreciation or depreciation realized by such loan when its quarterly valuations and income are reported. This information is updated as soon as the information becomes available.

SUSPENSION OF CALCULATION OF NET ASSET VALUE

As noted above, the Administrator calculates the Fund’s NAV as of the close of business on each Business Day. However, there may be circumstances where it may not be practicable to determine an NAV, including, but not limited to during any period when the principal stock exchanges for securities in which the Fund has invested its assets are closed other than for weekends and customary holidays (or when trading on such exchanges is restricted or suspended), or an emergency exists as determined by the SEC, making securities sales or determinations of NAV not practicable, or the SEC permits a delay for the protection of shareholders. In such circumstances, the Board (after consultation with the Investment Manager) may suspend the calculation of NAV.  The Fund will not accept subscriptions for Shares if the calculation of NAV is suspended, and the suspension may require the termination of a pending repurchase offer by the Fund (or the postponement of the Valuation Date for a repurchase offer). Notwithstanding a suspension of the calculation of NAV, the Fund will be required to determine the value of its assets and report NAV in its semi-annual and annual reports to Shareholders and in its reports on Form N-Q filed with the SEC after the end of the first and third quarters of the Fund’s fiscal year.  The Administrator will resume calculation of the Fund’s NAV after the Board (in consultation with the Investment Manager) determines that conditions no longer require suspension of the calculation of NAV.

TAXES

INTRODUCTION

The following is a summary of certain material federal income tax consequences of acquiring, holding and disposing of Shares. Because the federal income tax consequences of investing in the Fund may vary from Shareholder to Shareholder depending on each Shareholder’s unique federal income tax circumstances, this summary does not attempt to discuss all of the federal income tax consequences of such an investment. Among other things, except in certain limited cases, this summary does not purport to deal with persons in special situations (such as financial institutions, non-U.S. persons, insurance companies, entities exempt from federal income tax, regulated investment companies, dealers in commodities and securities and pass through entities). Further, to the limited extent this summary discusses possible foreign, state and local income tax consequences, it does so in a very general manner. Finally, this summary does not purport to discuss federal tax consequences (such as estate and gift tax consequences other than those arising under the federal income tax laws). You are therefore urged to consult your tax advisers to determine the federal, state, local and foreign tax consequences of acquiring, holding and disposing of Shares.

The following summary is based upon the Code as well as administrative regulations and rulings and judicial decisions thereunder, as of the date hereof, all of which are subject to change at any time (possibly on a retroactive basis). Accordingly, no assurance can be given that the tax consequences to the Fund or its shareholder will continue to be as described herein.

The Fund has not sought or obtained a ruling from the Internal Revenue Service (the “IRS”) (or any other federal, state, local or foreign governmental agency) or an opinion of legal counsel as to any specific federal, state, local or foreign tax matter that may affect it. Accordingly, although this summary is considered to be a correct interpretation of applicable law, no assurance can be given that a court or taxing authority will agree with such interpretation or with the tax positions taken by the Fund.

Except where specifically noted, this summary relates solely to U.S. Shareholders. A U.S. Shareholder for purposes of this discussion is a person who is a citizen or a resident alien of the U.S., a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) organized under the laws of the U.S. or any political subdivision thereof, an estate whose income is subject to U.S. federal income tax regardless of its source or a trust if: (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (ii) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

TAXATION OF THE FUND

The below is a summary of certain U.S. federal income tax considerations relevant under current law, which is subject to change. Except where otherwise specifically indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your own tax adviser regarding tax considerations relevant to your specific situation, including federal, state, local and non-U.S. taxes.

The Fund intends to qualify as a RIC under federal income tax law. As a RIC, the Fund will generally not be subject to federal corporate income taxes, provided that it distributes out to Shareholders their taxable income and gain each year. To qualify for treatment as a RIC, the Fund must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships. It should be noted that to the extent the Fund earns any fees from the origination of loans, such fee income will generally not be included as income that satisfies the 90% test described in the preceding sentence.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with this distribution requirement. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a RIC. If for any taxable year the Fund were not to qualify as a RIC, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to Shareholders. In that event, taxable Shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate Shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on RICs that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Certain of the Fund’s investments will require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund expects to invest in debt obligations that will be treated as having “market discount” and/or OID for U.S. federal income tax purposes. Additionally, some of the CLOs in which the Fund may invest may constitute passive foreign investment companies, or under certain circumstances, controlled foreign corporations. Because the Fund may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Fund may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of its Shares or debt securities, or reduce new investments, to obtain the cash needed to make income distributions and/or meet repurchase requests. If the Fund liquidates assets to raise cash, the Fund may realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, the Shareholders may receive larger capital gain distributions than they would in the absence of such transactions. Additionally, liquidation of Fund assets in order to meet Share redemptions may impact the Fund’s ability to qualify as a RIC under the Code as described above.

The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

Distributions To Shareholders. The Fund contemplates declaring as dividends each year all or substantially all of its taxable income and intends to make quarterly distributions. In general, distributions will be taxable to you for federal, state and local income tax purposes unless you are a tax-exempt entity, including qualified retirement plans or individual retirement accounts. Distributions are taxable whether they are received in cash or reinvested in Shares. Each Shareholder whose Shares are registered in its own name will automatically be a participant under the Fund’s dividend reinvestment program (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares priced at the then-current net asset value (“NAV”) unless such Shareholder, at any time, specifically elects to receive income dividends and/or capital gains distributions in cash. A Shareholder receiving Shares under the DRIP instead of cash distributions may still owe taxes and, because Fund Shares are generally illiquid, may need other sources of funds to pay any taxes due. Thus, to the extent a Shareholder participates in the DRIP, a Shareholder may thus recognize income and gains taxable for federal, state and local income tax purposes and not receive any cash distributions to pay any resulting taxes.

Fund distributions, if any, that are attributable to “qualified dividend income” or “long-term capital gains” earned by the Fund would be taxable to non-corporate Shareholders at reduced rates. Shareholders must have owned the Shares for at least sixty-one (61) days during the one hundred twenty-one (121) day period beginning sixty (60) days before the ex-dividend date to benefit from the lower rates on qualified dividend income. However, U.S. individuals with modified adjusted gross income exceeding $200,000 ($250,000 for married couples filing jointly) and trusts and estates with income above specified levels are subject to a 3.8% tax on their net investment income, which includes interest, dividends and capital gains. Because the Fund’s income is derived primarily from sources that do not pay “qualified dividend income,” dividends from the Fund generally are not expected to qualify for taxation at the long-term capital gain rates available to individuals on qualified dividend income.

Shareholders are generally taxed on any dividends from the Fund in the year they are actually distributed. Dividends declared in October, November or December of a year, and paid in January of the following year, will generally be treated for federal income tax purposes as having been paid to Shareholders on December 31st of the year in which the dividend was declared.

Expenses. As long as the Fund is not continuously offered pursuant to a public offering, regularly traded on an established securities market or does not have at least five hundred (500) Shareholders at all times during the taxable year, certain expenses incurred by the Fund that if paid by an individual would be treated only as “miscellaneous itemized deductions” are generally not deductible by the Fund. Instead each Shareholder will be treated as if it received a dividend in an amount equal to its allocable share of the Fund’s expenses and then having paid such expenses itself. For non-corporate taxpayers, such expenses will generally be “miscellaneous itemized deductions” and under the Tax Cuts and Jobs Act, for taxable years beginning after December 31, 2017 and before January 1, 2026, the ability non-corporate taxpayers to deduct miscellaneous itemized deductions has been suspended.

Certain Withholding Taxes. The Fund may be subject to taxes, including foreign withholding taxes, attributable to investments of the Fund. If at the close of the Fund’s taxable year more than 50% of the value of its assets consists of foreign stock or securities, the Fund will be eligible to elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by its Shareholders. If the Fund so elects, the pro rata amount of such foreign taxes paid by the Fund will be included in its Shareholders’ income and each such Shareholder will be entitled either (1) to credit that proportional amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. The Fund does not expect to be able to make such election.

Sales, Exchanges And Redemptions. Shareholders will recognize a taxable gain or loss on a sale, exchange or redemption of Shares in an amount equal to the difference between the Shareholder’s tax basis in the Shares and the amount the Shareholder receives for them. Generally, this gain or loss will be long-term or short-term depending on whether the holding period exceeds twelve (12) months. Additionally, any loss realized on a disposition of Shares of the Fund may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of the Fund within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired.

The Fund is required to compute and report the cost basis on Shares sold or exchanged. The Fund has elected to use the First In, First Out (“FIFO”) method unless it is instructed to select a different method, or a Shareholder chooses to specifically identify Shares at the time of each sale or exchange. If a Shareholder’s account is held by a broker or other adviser, they may select a different method. In these cases, Shareholders should contact the holder of the Shares to obtain information with respect to the available methods and elections for such accounts. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on federal and state income tax returns.

IRAs and Other Tax Qualified Plans. In general, dividends received and gain or loss realized with respect to Shares held in an IRA or other tax qualified plan are not currently taxable unless the Shares were acquired with borrowed funds. Furthermore, a tax-exempt shareholder may recognize unrelated taxable business income if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

Pursuant to the Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction.”  A transaction may be a “reportable transaction” based upon any of several indicia with respect to a Shareholder, including the recognition of a loss in excess of certain thresholds (for individuals, $2 million in one year or $4 million in any combination of years).  Investors should consult their own tax advisers concerning any possible disclosure obligation with respect to their investment in Shares.

U.S. Tax Treatment Of Foreign Shareholders. Nonresident aliens, foreign corporations and other foreign investors in the Fund will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains. However, the Fund does not expect to make significant distributions that will be designated as net capital gains. The exemption may not apply, however, if the investment in the Fund is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for one hundred eighty-three (183) days or more in a year and certain other conditions are met.

Fund distributions attributable to other categories of Fund income, such as interest, and dividends from companies whose securities are held by the Fund, will generally be subject to a 30% withholding tax when paid to foreign Shareholders. However, the Fund may be able to designate a portion of the distributions made as interest related dividends or short term capital gain dividends which are generally exempt from this withholding tax. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a Shareholder’s country of residence or incorporation, provided that the Shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits.

A foreign Shareholder will generally not be subject to U.S. tax on gains realized on sales or exchanges of Shares unless the investment in the Fund is connected to a trade or business of the Shareholder in the United States or if the Shareholder is present in the United States for one hundred eighty-three (183) days or more in a year and certain other conditions are met.

In addition, the Fund will be required to withhold 30% tax on payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign Shareholders should consult their own tax advisers regarding the tax consequences of an investment in the Fund in their country of residence.

State and Local Taxes. In addition to the U.S. federal income tax consequences summarized above, you may be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities.

Information Reporting And Backup Withholding. Under applicable “backup withholding” requirements, the Fund may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to Shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The amount of any backup withholding from a payment to a Shareholder will be allowed as a credit against the Shareholder’s U.S. federal income tax liability and may entitle such a Shareholder to a refund, provided that the required information is timely furnished to the IRS.

Other Tax Matters

The preceding is a summary of some of the tax rules and considerations affecting Shareholders and the Fund’s operations and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required. Each prospective Shareholder is urged to consult with his or her tax adviser with respect to any investment in the Fund.

ERISA AND CODE CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangements subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (an “ERISA Plan”), certain individual retirement accounts (“IRAs”), or certain Keogh plans, should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, the avoidance of prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor regulations provide that a fiduciary of the ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, whether the investment is designed reasonably to further the ERISA Plan’s purposes, the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment, the income taxes (if any) attributable to the investment, and the projected return of the investment relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with ERISA’s fiduciary responsibilities and the foregoing considerations. If a fiduciary with respect to any such ERISA Plan breaches such responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach. Non-ERISA-covered IRAs and Keogh plans and other arrangements not subject to ERISA, but subject to the prohibited transaction rules of Section 4975 of the Code (“Code Plans”; together with ERISA Plans, “Plans”), should determine whether an investment in the Fund will violate those rules.

Because the Fund will be registered as an investment company under the Investment Company Act, the underlying assets of the Fund will not be considered “plan assets” of the Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility rules and ERISA and the Code’s prohibited transaction rules. Thus, neither the Investment Manager nor any Sub-Adviser will be a fiduciary within the meaning of ERISA and the Code with respect to the assets of any Plan that becomes a Shareholder of the Fund, solely as a result of the Plan’s investment in the Fund.

Certain prospective ERISA Plan investors may currently maintain relationships with the Investment Manager or a Sub-Adviser or with other entities that are affiliated with the Investment Manager or a Sub-Adviser. Each of such persons may be deemed to be a party in interest to, a disqualified person of, and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory, or other services. ERISA and the Code prohibit ERISA Plan assets from being used for the benefit of a party in interest or disqualified person and also prohibit a fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. ERISA Plan fiduciaries will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that they are duly authorized to make such investment decisions, and that they have not relied on any individualized advice or recommendation of such affiliated persons as a primary basis for the decision to invest in the Fund.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by the future publication or the future applicability of final regulations and rulings. Potential investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

DESCRIPTION OF SHARES

The Fund is authorized to offer two separate classes of Shares designated as Class A Shares and Class I Shares. The Fund may offer other classes of Shares as well in the future. From time to time, the Board may create and offer additional classes of Shares, or may vary the characteristics of Class A, and/or Class I Shares described herein, including without limitation, in the following respects: (1) the amount of fees permitted by a distribution and/or service plan as to such class; (2) voting rights with respect to a distribution and/or service plan as to such class; (3) different class designations; (4) the impact of any class expenses directly attributable to a particular class of Shares; (5) differences in any dividends and net asset values resulting from differences in fees under a distribution and/or service plan or in class expenses; (6) any sales load structure; and (7) any conversion features, as permitted under the Investment Company Act. The Fund’s repurchase offers will be made to all of its classes of Shares at the same time, in the same proportional amounts and on the same terms, except for differences in net asset values resulting from differences in fees under a distribution and/or service plan or in class expenses.

PURCHASING SHARES

PURCHASE TERMS

The minimum initial investment in Class A Shares by any investor is $10,000 and the minimum initial investment in Class I Shares by any investor is $10,000,000. The minimum additional investment in the Fund by any Shareholder is $5,000. However, the Fund, in its sole discretion, may accept investments below these minimums. Shares may be purchased by principals and employees of the Investment Manager or the Sub-Advisers or their affiliates and their immediate family members without being subject to the minimum investment requirements. The Shares will initially be issued at $100.00 per share, and thereafter, the purchase price for each class of Shares will be based on the NAV per Share of that Class as of the date such Shares are purchased.

Class A Shares are sold at the public offering price, which is the NAV plus an initial maximum 5.00% sales charge, which varies with the amount you invest as shown in the following chart. This means that part of your investment in the Fund will be used to pay the sales charge.

Class A Shares – Sales Charge Schedule
Your Investment	Front-End Sales Charge As a % Of Offering Price*	Front-End Sales Charge As a % Of Net Investment	Dealer Reallowance As a % of Offering Price
Up to $24,999	5.00%	5.26%	5.00%
$25,000 - $49,999	4.50%	4.71%	4.00%
$50,000 - $99,999	4.00%	4.17%	3.50%
$100,000 - $249,999	3.50%	3.63%	3.00%
$250,000 - $499,999	3.00%	3.09%	2.50%
$500,000 - $999,999	2.00%	2.04%	1.50%
$1 million or more	None	None	None
*	The offering price includes the sales charge.

Class I Shares are not subject to any initial sales charge.

Shares will generally be offered for purchase on each Business Day, except that Shares may be offered more or less frequently as determined by the Fund in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash. Orders will be priced at the appropriate price next computed after the order is received by the Administrator. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Shares in the Fund at any time. In the event that cleared funds and/or a properly completed investor application are not received from a prospective investor prior to the cut-off times pertaining to a particular offering, the Fund may hold the relevant funds and investor application for processing in the next offering.

In general, an investment will be accepted if a completed investor application and funds are received in good order. The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time.

Letters of Intent

You may be eligible for a reduced sales charge if you assure the Fund in writing that you intend to invest at least $25,000 in Class A Shares over the next 13 months in exchange for a reduced sales charge (“Letter of Intent”). By signing a Letter of Intent you can purchase Class A Shares at a lower sales charge level. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period as stated in the Letter of Intent. Any Shares purchased within 90 days prior to the date you sign the Letter of Intent may be used as credit toward completion of the stated amount, but the reduced sales charge will only apply to new purchases made on or after the date of the Letter of Intent. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the Letter of Intent. Shares equal to 5.00% of the amount stated in the Letter of Intent will be held in escrow during the 13-month period. If, at the end of the period, the total net amount invested is less than the amount stated in the Letter of Intent, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual net amounts invested had the Letter of Intent not been in effect. This amount will be obtained from redemption of the escrowed Shares. Any remaining escrowed Shares after payment to the Fund of the difference in applicable sales charges will be released to you. If you establish a Letter of Intent with the Fund, you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instructions with respect to the other accounts whose purchases should be considered in fulfillment of the Letter of Intent.

Right of Accumulation

For the purposes of determining the applicable reduced sales charge, the right of accumulation may allow you to include prior purchases of Class A Shares of the Fund, as well as reinvested distributions, as part of your current investment.

In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of initial purchase of shares that qualify for the right of accumulation to permit verification that the purchase qualifies for the reduced sales charge.

TERM, DISSOLUTION AND LIQUIDATION

The Fund may be dissolved upon approval of a majority of the Trustees. Upon the liquidation of the Fund, its assets will be distributed first to satisfy (whether by payment or the making of a reasonable provision for payment) the debts, liabilities and obligations of the Fund, including actual or anticipated liquidation expenses, other than debts, liabilities or obligations to Shareholders, and then to the Shareholders proportionately in accordance with the amount of Shares that they own. Assets may be distributed in-kind on a proportionate basis if the Board or liquidator determines that the distribution of assets in-kind would be in the interests of the Shareholders in facilitating an orderly liquidation.

REPORTS TO SHAREHOLDERS

The Fund will furnish to Shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Fund anticipates sending Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Shareholders also will be sent reports regarding the Fund’s operations each quarter.

FISCAL YEAR

The Fund’s fiscal year is the 12-month period ending on December 31. The Fund’s taxable year is the 12-month period ending on December 31.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

The Board has selected Cohen & Company, Ltd., located at 151 North Franklin Street, Suite 575, Chicago, Illinois 60606 as the independent registered public accountants of the Fund.

Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund and the Independent Trustees.

INQUIRIES

Inquiries concerning the Fund and Shares (including procedures for purchasing Shares) should be directed to the Fund’s Administrator, UMB Fund Services, Inc. at 235 West Galena Street, Milwaukee, WI 53212.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Page

INVESTMENT POLICIES AND PRACTICES	3
FUNDAMENTAL POLICIES	3
BOARD OF TRUSTEES AND OFFICERS	5
CODES OF ETHICS	12
INVESTMENT MANAGEMENT AND OTHER SERVICES	12
BROKERAGE	21
TAX MATTERS	22
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL	28
CUSTODIAN	28
DISTRIBUTOR	29
PROXY VOTING POLICIES AND PROCEDURES	29
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	29
FINANCIAL STATEMENTS	29
APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES	A-1
APPENDIX B – FINANCIAL STATEMENTS	B-1

Cliffwater CORPORATE Lending Fund

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

1 (888) 442-4420

Investment Manager Cliffwater LLC 4640 Admiralty Way, 11th Floor Marina del Rey, CA 90292-6623	Transfer Agent / Administrator UMB Fund Services, Inc. 235 West Galena Street Milwaukee, WI 53212
Custodian Bank State Street Bank and Trust Company 1 Iron Street Boston MA 02210	Distributor Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101
Independent Registered Public Accounting Firm Cohen & Company, Ltd. 151 North Franklin Street, Suite 575, Chicago, Illinois 60606	Fund Counsel Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, PA 19103-6996

STATEMENT OF ADDITIONAL INFORMATION

CLIFFWATER CORPORATE LENDING FUND

Class A Shares	CCLDX
Class I Shares	CCLFX

Dated March 6, 2019

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

1 (888) 442-4420

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus (the “Prospectus”) of the Cliffwater Corporate Lending Fund (the “Fund”) dated March 6, 2019, as it may be further amended or supplemented from time to time. A copy of the Prospectus may be obtained without charge by contacting the Fund at the telephone number or address set forth above.

This SAI is not an offer to sell shares of beneficial interest (“Shares”) of the Fund and is not soliciting an offer to buy Shares in any state where the offer or sale is not permitted.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus.

Shares are distributed by Foreside Fund Services, LLC (“Distributor”) to institutions and financial intermediaries who may distribute Shares to clients and customers (including affiliates and correspondents) of the Fund’s investment adviser, and to clients and customers of other organizations, including the Sub-Advisers. The Fund’s Prospectus, which is dated March 6, 2019, provides basic information investors should know before investing. This SAI is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus.

INVESTMENT POLICIES AND PRACTICES	3
FUNDAMENTAL POLICIES	3
BOARD OF TRUSTEES AND OFFICERS	5
CODES OF ETHICS	12
INVESTMENT MANAGEMENT AND OTHER SERVICES	12
BROKERAGE	21
TAX MATTERS	22
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL	28
CUSTODIAN	28
DISTRIBUTOR	29
PROXY VOTING POLICIES AND PROCEDURES	29
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	29
FINANCIAL STATEMENTS	29
APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES	A-1
APPENDIX B – FINANCIAL STATEMENTS	B-1

INVESTMENT POLICIES AND PRACTICES

The investment objective of the Fund, as well as the principal investment strategies of the Fund and the principal risks associated with such investment strategies, are set forth in the Prospectus. Certain additional information regarding the investment program of the Fund is set forth below.

FUNDAMENTAL POLICIES

The Fund’s fundamental policies, which are listed below, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund. No other policy is a fundamental policy of the Fund, except as expressly stated. At the present time the Shares are the only outstanding voting securities of the Fund. As defined by the Investment Company Act of 1940, as amended (the “Investment Company Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Shareholders of the Fund, duly called, (i) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the outstanding Shares are present in person or represented by proxy or (ii) of more than 50% of the outstanding Shares, whichever is less. Within the limits of the fundamental policies of the Fund, the management of the Fund has reserved freedom of action.

Fundamental Policies:

The Fund may:

(1)	borrow money and issue senior securities (as defined under the Investment Company Act), except as prohibited under the Investment Company Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.

(2)	underwrite securities issued by other persons, except as prohibited under the Investment Company Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.

(3)	make loans, except as prohibited under the Investment Company Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.

(4)	may purchase or sell commodities or real estate, except as prohibited under the Investment Company Act, the rules and regulations thereunder (except as permitted by an exemption therefrom), as such statute, rules or regulations may be amended or interpreted by the SEC from time to time.

(5)	not concentrate investments in a particular industry or group of industries, as concentration is defined under the Investment Company Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions.

With respect to these investment restrictions and other policies described in this SAI or the Prospectus, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

In addition to the above, the Fund has adopted the following additional fundamental policies:

●	it will make quarterly repurchase offers for no less than for 5% and not more than 25% (except as permitted by Rule 23c-3) of the shares outstanding at per-class net asset value per share (measured on the repurchase request deadline) less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements;

●	each repurchase request deadline will be determined in accordance with Rule 23c-3, as may be amended from time to time. Currently, Rule 23c-3 requires the repurchase request deadline to be no less than 21 and no more than 42 days after the Fund sends a notification to Shareholders of the repurchase offer; and

●	each repurchase pricing date will be determined in accordance with Rule 23c-3, as may be amended from time to time. Currently, Rule 23c-3 requires the repurchase pricing date to be no later than the 14th day after a repurchase request deadline, or the next business day if the 14th day is not a business day.

THE FUND MAY CHANGE ITS INVESTMENT OBJECTIVE, POLICIES, RESTRICTIONS, STRATEGIES, AND TECHNIQUES.

Except as otherwise indicated, the Fund may change its investment objectives and any of its policies, restrictions, strategies, and techniques without Shareholder approval. The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board of Trustees of the Fund (the “Board”) without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Shares.

Non-Fundamental Policies:

The following investment limitations of the Fund are non-fundamental and may be changed by the Board without Shareholder approval.

1.	The Fund may not invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things, purchasing securities of companies that deal in real estate or interests therein (including REITs).

2.	The Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

The following descriptions of the Investment Company Act may assist investors in understanding the above policies and restrictions.

Borrowing. The Investment Company Act restricts an investment company from borrowing in excess of 33 1/3% of its total assets (including the amount borrowed, but excluding temporary borrowings not in excess of 5% of its total assets). Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the Investment Company Act shall not be regarded as borrowings for the purposes of the Fund’s investment restriction.

Concentration. The SEC staff has defined concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions such as with respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. For purposes of the Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC guidance.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The Investment Company Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Underwriting. Under the Investment Company Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

Lending. Under the Investment Company Act, an investment company may only make loans if expressly permitted by its investment policies.

BOARD OF TRUSTEES AND OFFICERS

The business operations of the Fund are managed and supervised under the direction of the Board, subject to the laws of the State of Delaware and the Fund’s Agreement and Declaration of Trust. The Board has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of its Shareholders, including the authority to establish policies regarding the management, conduct and operation of its business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund conduct and supervise the daily business operations of the Fund.

The members of the Board (each, a “Trustee”) are not required to contribute to the capital of the Fund or to hold Shares. A majority of Trustees of the Board are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Trustees”). Any Trustee who is not an Independent Trustee is an interested trustee (“Interested Trustee”).

The identity of Trustees of the Board and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below.

The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity, retirement or bankruptcy. A Trustee may resign upon written notice to the other Trustees of the Fund and may be removed either by (i) the vote of at least two-thirds of the Trustees of the Fund not subject to the removal vote or (ii) the vote of Shareholders of the Fund holding not less than two-thirds of the total number of votes eligible to be cast by all Shareholders of the Fund. In the event of any vacancy in the position of a Trustee, the remaining Trustees of the Fund may appoint an individual to serve as a Trustee so long as immediately after the appointment at least two-thirds of the Trustees of the Fund then serving have been elected by the Shareholders of the Fund. The Board may call a meeting of the Fund’s Shareholders to fill any vacancy in the position of a Trustee of the Fund and must do so if the Trustees who were elected by the Shareholders of the Fund cease to constitute a majority of the Trustees then serving on the Board.

INDEPENDENT TRUSTEES

Name, Address and Year of Birth	Positions(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
David G. Lee Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chairman and Trustee	Since Inception	President and Director, Client Opinions, Inc. (2003 – 2011); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	6	None
Robert Seyferth Year of Birth: 1952 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	6	None
Gary E. Shugrue Year of Birth: 1954 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Managing Director, Veritable LP (2016 – Present); Founder/President, Ascendant Capital Partners, LP (2001 – 2015).	6	Trustee, Quaker Investment Trust (5 portfolios) (registered investment company); Scotia Institutional Funds (2006-2014) (3 portfolios) (registered investment company).

INTERESTED TRUSTEES AND OFFICERS

Name, Address and Year of Birth	Positions(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Anthony Fischer Year of Birth: 1959 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Executive Director - National Sales of UMB Bank for Institutional Banking and Asset Servicing (2018); President of UMB Fund Services (2014 – 2018); Executive Vice President in charge of Business Development, UMB Fund Services (2013 – 2014); Senior Vice President in Business Development, UMB Fund Services (2008 – 2013).	6	None
Terrance P. Gallagher Year of Birth: 1958 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since Inception	Executive Vice President and Director of Fund Accounting, Administration and Tax; UMB Fund Services, Inc. (2007-present).	6	None

Stephen Nesbitt Year of Birth: 1953 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	President	Since Inception	Chief Executive Officer and Chief Investment Officer, Cliffwater LLC (2004 – Present).	N/A	N/A
Lance J. Johnson Year of Birth: 1967 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Chief Operations Officer, Cliffwater LLC (2014 – Present); Senior Vice President, Brown Brothers Harriman & Co. (2013 – 2014).	N/A	N/A
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception	Senior Vice President, Client Services (September 2017 – Present); Vice President, Senior Client Service Manager (January 2013 – September 2017), Assistant Vice President, Client Relations Manager (2002 – January 2013); UMB Fund Services, Inc.	N/A	N/A
Perpetua Seidenberg Year of Birth: 1990 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since Inception	Compliance Director, Vigilant Compliance, LLC (an investment management services company) from March 2014 – Present; Auditor, PricewaterhouseCoopers (September 2012 – March 2014).	N/A	N/A

The Board believes that each of the Trustees’ experience, qualifications, attributes and skills on an individual basis, and in combination with those of the other Trustees, lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Investment Manager, the Sub-Advisers, the Fund’s other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business, consulting, and public service; experience as a board member of non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee.

Anthony Fischer. Mr. Fischer has been a Trustee since the Fund’s inception. Mr. Fischer has more than 25 years of experience in the financial services industry.

Terrence P. Gallagher. Mr. Gallagher has been a Trustee since the Fund’s inception. Mr. Gallagher has more than 10 years of experience in the financial services industry.

David G. Lee. Mr. Lee has been a Trustee since the Fund’s inception. He has more than 25 years of experience in the financial services industry.

Robert Seyferth. Mr. Seyferth has been a Trustee since the Fund’s inception. Mr. Seyferth has more than 30 years of business and accounting experience.

Gary E. Shugrue.  Mr. Shugrue has been a Trustee since the Fund’s inception. Mr. Shugrue has more than 30 years of experience in the financial services industry.

Specific details regarding each Trustee’s principal occupations during the past five years are included in the table above.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Investment Manager to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Investment Manager, Sub-Advisers and other service providers in the operations of the Fund in accordance with the provisions of the Investment Company Act, applicable provisions of state and other laws and the Fund’s Agreement and Declaration of Trust. The Board is currently composed of four members, three of whom are Independent Trustees. The Board will meet in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Trustees will meet with their independent legal counsel in person prior to and during each quarterly in-person board meeting. As described below, the Board has established a Valuation Committee, an Audit Committee and a Nominating Committee, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed David G. Lee, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Investment Manager, Sub-Advisers, other service providers, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and will be addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Manager, Sub-Advisers and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Investment Manager, Sub-Advisers and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Investment Manager, the Sub-Advisers and other service providers has its own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board will require senior officers of the Fund, including the President, Treasurer and Chief Compliance Officer (“CCO”), and the Investment Manager, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee will receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board will also receive reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Sub-Advisers and the Fund’s custodian, distributor and administrator. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of the Board of Trustees

Audit Committee

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year and will review with the firm the scope and results of each audit. The Audit Committee currently consists of each of the Fund’s Independent Trustees. As the Fund is recently organized, the Audit Committee did not hold any meetings during the last year.

Nominating Committee

The Board has formed a Nominating Committee that is responsible for selecting and nominating persons to serve as Trustees of the Fund. The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to Shareholders for election. In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by Shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a Shareholder includes at a minimum: the name, address and telephone number of the recommending Shareholder and information concerning the Shareholder’s interests in the Fund in sufficient detail to establish that the Shareholder held Shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a trustee. The Nominating Committee may solicit candidates to serve as trustees from any source it deems appropriate. With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities. The Nominating Committee currently consists of each of the Fund’s Independent Trustees. As the Fund is recently organized, the Nominating Committee did not hold any meetings during the last year.

Valuation Committee

The Board has formed a Valuation Committee that is responsible for reviewing fair valuations of securities held by the Fund in instances as required by the valuation procedures adopted by the Board and is responsible for carrying out the provisions of its charter. The Valuation Committee currently consists of each of the Fund’s Trustees. As the Fund is recently organized, the Valuation Committee did not hold any meetings during the last year.

Trustee Ownership of Securities

The Fund has not yet commenced operations, therefore none of the Trustees own Shares of the Fund.

Independent Trustee Ownership of Securities

As of March 6, 2019, none of the Independent Trustees (or their immediate family members) owned securities of the Investment Manager or any Sub-Adviser, or of an entity (other than a registered investment company or business development company) controlling, controlled by or under common control with the Investment Manager or any Sub-Adviser.

Trustee Compensation

In consideration of the services rendered by the Independent Trustees, the Fund will pay each Independent Trustee a retainer of $14,000 per year. Trustees that are interested persons will be compensated by the Fund’s administrator and/or its affiliates and will not be separately compensated by the Fund.

CODES OF ETHICS

The Fund, the Investment Manager and the Sub-Advisers have each adopted a code of ethics pursuant to Rule 17j-1 of the Investment Company Act, which is designed to prevent affiliated persons of the Fund, and the Investment Manager and the Sub-Advisers from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund’s registration statement filed with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The codes of ethics are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and may also be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Investment Manager

Cliffwater LLC (the “Investment Manager”) serves as the investment adviser to the Fund. The Investment Manager is located at 4640 Admiralty Way, 11th Floor, Marina del Rey, California and is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Subject to the general supervision of the Board, and in accordance with the investment objective, policies, and restrictions of the Fund, the Investment Manager is responsible for the management and operation of the Fund and the investment of the Fund’s assets. The Investment Manager provides such services to the Fund pursuant to the Investment Management Agreement.

The Investment Management Agreement became effective as of March 1, 2019 and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or a majority of the Board and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Board’s approval of the Agreements, or any other investment advisory contracts, will be available in the Fund’s first semi-annual report to Shareholders.

Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager a monthly Investment Management Fee equal to 1.00% on an annualized basis of the Fund’s average daily net assets, subject to certain adjustments. The Investment Management Fee will be paid to the Investment Manager before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund; provided that for purposes of determining the Investment Management Fee payable to the Investment Manager for any month, net assets will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Investment Manager for that month. The Investment Management Fee will be accrued daily and will be due and payable monthly in arrears within ten (10) business days after the end of the month.

The Investment Manager has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, fees and interest payments on borrowed funds, distribution and servicing fees, brokerage and distribution costs and expenses, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses, such as litigation expenses) do not exceed 2.25% of the average daily net assets of Class A Shares and Class I Shares (the “Expense Limit”). Because taxes, fees and interest payments on borrowed funds, distribution and servicing fees, brokerage and distribution costs and expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary or non-routine expenses are excluded from the Expense Limit, Total Annual Expenses (after fee waivers and expense reimbursements) are expected to exceed 3.00% (including the 0.75% distribution and servicing fee) for Class A Shares and 2.25% for Class I Shares. For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit in place at the time of the Waiver and the current Expense Limit. Unless earlier terminated by the Board, the Expense Limitation and Reimbursement Agreement has an initial two-year term, which ends on March 6, 2021, and will automatically continue in effect for successive twelve-month periods thereafter. The Investment Manager may not terminate the Expense Limitation and Reimbursement Agreement during the initial term. After the initial term, (i) the Board may terminate the Expense Limitation and Reimbursement Agreement upon 30 days’ written notice, and (ii) the Investment Manager may terminate the Expense Limitation and Reimbursement Agreement effective as of the end of the then current term upon 30 days’ written notice. The Sub-Advisers to the Fund are not a party to the Expense Limitation and Reimbursement Agreement.

The Sub-Advisers

Each Sub-Adviser selected by the Investment Manager, subject to Shareholder approval, will be primarily responsible for its investment strategy and the day-to-day management of the Fund’s assets allocated to it by the Investment Manager.

Founded in 2000, Audax Management Company (NY), LLC (“Audax”) is located at 320 Park Avenue, 19th Floor, New York, New York. Audax is registered with the SEC as an investment adviser and manages, as of September 30, 2018, approximately $8 billion in assets. Pursuant to a sub-advisory agreement among the Fund, the Investment Manager and Audax (the “Audax Sub-Advisory Agreement”), the Fund will pay Audax a monthly sub-advisory fee, on an annualized basis, of (i) 0.95% on the value of the allocated portion’s average daily assets for the first fifty million dollars ($50,000,000), (ii) 0.85% on the value of the allocated portion’s average daily assets that exceeds fifty million dollars ($50,000,000) up to one hundred million dollars ($100,000,000), and (iii) 0.65% on the value of the allocated portion’s average daily assets that exceeds one hundred million dollars ($100,000,000).

Commencing operations in 2009, Beach Point Capital Management LP (“Beach Point”) is located at 1620 26th Street, Suite 6000N, Santa Monica, California. Beach Point is registered with the SEC as an investment adviser and manages, as of December 31, 2018, approximately $11.6 billion in assets. Pursuant to a sub-advisory agreement among the Fund, the Investment Manager and Beach Point (the “Beach Point Sub-Advisory Agreement”), the Fund will pay Beach Point a monthly sub-advisory fee of 0.65% on an annualized basis of the allocable portion of the Fund’s average daily net assets managed by Beach Point.

Founded in 2011, Benefit Street Partners LLC (“Benefit Street”) is located at 9 West 57th Street, Suite 4920, New York, New York. Benefit Street is registered with the SEC as an investment adviser and manages, as of September 30, 2018, approximately $26.4 billion in assets. Pursuant to a sub-advisory agreement among the Fund, the Investment Manager and Benefit Street (the “Benefit Street Sub-Advisory Agreement”), the Fund will pay Benefit Street a monthly sub-advisory fee of 1.00% on an annualized basis of the allocable portion of the Fund’s average daily assets managed by Benefit Street.

Founded in 2010, Crescent Capital Group LP (“Crescent Capital”) is located at 11100 Santa Monica Boulevard, Suite 2000, Los Angeles, California. Crescent Capital is registered with the SEC as an investment adviser and manages, as of September 30, 2018, approximately $24 billion in assets. Pursuant to a sub-advisory agreement among the Fund, the Investment Manager and Crescent Capital (the “Crescent Capital Sub-Advisory Agreement”), the Fund will pay Crescent Capital a monthly sub-advisory fee of 1.00% on an annualized basis of the allocable portion of the Fund’s average daily assets managed by Crescent Capital.

Founded in 1999, Tennenbaum Capital Partners, LLC (“TCP”) is located at 2951 28th Street, Santa Monica, California. TCP is a wholly-owned, indirect subsidiary of BlackRock, Inc. (“BlackRock”) and is registered with the SEC as an investment adviser. BlackRock is a leading publicly-traded investment management firm (NYSE:BLK) and as of December 31, 2018, BlackRock, together with its affiliated investment advisers, had approximately $5.98 trillion in assets under management. With approximately 14,900 employees in more than 30 countries, BlackRock provides a broad range of investment and technology services to institutional and retail clients worldwide. Pursuant to a sub-advisory agreement among the Fund, the Investment Manager and TCP (the “TCP Sub-Advisory Agreement”), the Fund will pay TCP a monthly sub-advisory fee of 1.00% on an annualized basis of the allocable portion of the Fund’s average daily assets managed by TCP.

The portfolio management fees paid to the Sub-Advisers will be paid out of the Fund’s assets. Each Sub-Advisory Agreement may be terminated without the payment of any penalty by the Investment Manager, the Board, or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon sixty (60) days’ written notice to the Sub-Adviser.

All fees and expenses are accrued daily and deducted before payment of dividends to investors. Each Sub-Advisory Agreement has been approved by the Board, including a majority of the Independent Trustees, and the initial shareholder of the Fund. Information regarding the Board’s approval of the Sub-Advisory Agreements will be available in the Fund’s first annual or semi-annual report to shareholders following the Board’s approval.

The Portfolio Managers

The persons who will initially have primary responsibility for the day-to-day management of the Fund’s portfolio (the “Portfolio Managers”) are Stephen L. Nesbitt from the Investment Manager, Kevin P. Magid and Michael P. McGonigle from Audax, Sinjin Bowron from Beach Point, Blair D. Faulstich, Thomas J. Gahan and Michael E. Passche from Benefit Street, Jason A. Breaux, John S. Bowman, Jonathan R. Insull and Christopher G. Wright from Crescent Capital, and Howard M. Levkowitz and Patrick Wolfe from TCP.

Other Accounts Managed by the Portfolio Managers

	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Stephen L. Nesbitt(1)
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts	13	$995.2	0	N/A
Kevin P. Magid(2)
Registered Investment Companies	1	$291.8	1	$291.8
Other Pooled Investment Vehicles	19	$4,115.5	18	$4,036.4
Other Accounts	12	$1,256.7	1	$250.8
Michael P. McGonigle(2)
Registered Investment Companies	1	$291.8	1	$291.8
Other Pooled Investment Vehicles	9	$1,240.9	8	$1,161.9
Other Accounts	12	$1,256.7	1	$250.8
Sinjin Bowron(3)
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	5	$1,808.5	0	N/A
Other Accounts	5	$557.9	0	N/A
Blair D. Faulstich(4)
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	6	$10,087	6	$10,087
Other Accounts	6	$2,034	6	$2,034

Thomas J. Gahan(4)
Registered Investment Companies	2	$1,011	0	N/A
Other Pooled Investment Vehicles	32	$22,879	30	$22,530
Other Accounts	9	$2,320	8	$2,119
Michael E. Paasche(4)
Registered Investment Companies	2	$1,011	0	N/A
Other Pooled Investment Vehicles	27	$19,076	25	$18,726
Other Accounts	7	$2,235	6	$2,034
Jason A. Breaux(2)
Registered Investment Companies	1	$570	1	$570
Other Pooled Investment Vehicles	5	$92	5	$92
Other Accounts	0	N/A	0	N/A
John S. Bowman(2)
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	10	$2,592	10	$2,592
Other Accounts	6	$1,447	6	$1,447
Jonathan R. Insull(2)
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	9	$3,981	9	$3,981
Other Accounts	0	N/A	0	N/A
Christopher G. Wright(2)
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	21	$6,942	21	$6,942
Other Accounts	4	$949	4	$949
Howard M. Levkowitz(2)
Registered Investment Companies	1	$1,680	1	$1,680
Other Pooled Investment Vehicles	28	$6,830	25	$5,730
Other Accounts	6	$0.3	6	$0.3
Patrick Wolfe(2)
Registered Investment Companies	1	$1,680	1	$1,680
Other Pooled Investment Vehicles	28	$6,830	25	$5,730
Other Account	6	$0.3	6	$0.3

(1)	As of November 30, 2018.

(2)	As of September 30, 2018.

(3)	As of December 31, 2018.

(4)	As of September 30, 2018. Benefit Street utilizes a team-based approach to portfolio management, and each of the portfolio managers are jointly responsible for the management of a portion of the accounts listed in each category.

Conflicts of Interest

The Investment Manager, Sub-Advisers and Portfolio Managers may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Manager, a Sub-Adviser or Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Manager seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Other accounts managed by a Portfolio Manager may not be managed using the same investment models that are used in connection with the management of the Fund.

If the Investment Manager, a Sub-Adviser or Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Manager and Sub-Advisers have adopted procedures for allocating portfolio transactions across multiple accounts.

The Investment Manager and Sub-Advisers have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation of the Portfolio Managers

Cliffwater LLC

Stephen L. Nesbitt has ownership and financial interests in, and may receive compensation and/or variable profit distributions from, the Investment Manager based on the Investment Manager’s financial performance, such as its overall revenues and profitability. Mr. Nesbitt’s compensation is not tied to the Fund’s performance, except to the extent that the fee paid to the Investment Manager impacts the Investment Manager’s financial performance.

Audax

Audax has developed a competitive compensation system that is designed to attract, motivate and retain key investment professionals. Audax manages multiple vehicles with varying fee structures so, in addition to competitive base salaries and benefits, portfolio managers are eligible for discretionary variable compensation that is designed to align Audax’s interests with those of its investors. Discretionary variable compensation consists of bonuses and may include compensation tied to profitability (where applicable). Discretionary compensation is not based on a precise formula, benchmark or other metric. Bonuses typically make up a material percentage of total compensation and are awarded annually based upon individual and firm performance. Compensation may vary from year to year based on a number of factors.

Beach Point

Mr. Bowron receives compensation that includes an annual base salary and annual discretionary bonus. The amount of a portfolio manager’s bonus in a given year is based on a number of qualitative and quantitative considerations which may include, among others: (i) the overall performance of funds and accounts managed by Beach Point; (ii) the absolute and relative performance of the investments recommended by the portfolio manager; (iii) the total firm assets under management; and (iv) the achievement of individual performance targets by the portfolio manager.

Benefit Street

Benefit Street and their affiliates maintain competitive compensation policies that are in line with industry standards for similarly-sized credit funds. Benefit Street’s portfolio managers are compensated with a base salary and performance related bonus based on both the individual’s performance and the Fund’s performance.

Other factors considered when determining a portfolio manager’s compensation include, without limitation, contribution to business results and overall business strategy, success of marketing/business development efforts and client servicing, seniority/length of service with the firm, and management and supervisory responsibilities. In addition, the portfolio managers may, directly or indirectly, have capital invested in and/or interests in carried interest or similar performance-based fees collected by the general partners, managing members, special limited partners (or equivalent of any of the foregoing) or the investment adviser of Benefit Street-sponsored credit funds.

Crescent Capital

Crescent Capital typically compensates fund portfolio managers with a base salary, a targeted year-end bonus that is tied to performance, and an equity stake in Crescent Capital. Crescent Capital’s equity and compensation plan was designed based on the advice of a leading compensation consultant in the financial services industry. The equity stakes professionals receive are “real” equity, not phantom, and grow in value as the value of the company increases, creating incentives to attract, motivate, and retain employees. Crescent Capital may also provide the fund portfolio managers additional compensation in the form of fee sharing and incentive fees tied to performance. Portfolio manager Compensation is not linked directly to asset growth. Nevertheless, the equity component of Crescent Capital’s compensation is tied to the overall profitability of the firm, which, in essence is correlated with the firm’s ability to grow assets. Crescent Capital does not believe that such a substantial part of the portfolio managers’ compensation is so directly tied to performance that there is an incentive to take undue risk with client assets.

TCP

BlackRock’s financial arrangements with its portfolio managers (including those at TCP), its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. The performance of Mr. Levkowitz and Mr. Wolfe is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund are eligible to receive deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans – BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service (“IRS”) limit. The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Levkowitz and Wolfe may be managing other accounts and may be part of a team managing other accounts, subject to incentive fees. Messrs. Levkowitz and Wolfe may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Portfolio Managers’ Ownership of Shares

The Investment Manager purchased approximately $100,000 of Class I Shares as of January 3, 2019. Therefore, the Investment Manager, its employees, partners, officers and affiliates, including Mr. Nesbitt, who is a portfolio manager for the Fund, may own a significant percentage of the Fund’s outstanding Shares after the initial regular daily closing and for the foreseeable future. This ownership will fluctuate as other investors subscribe for Shares in the Fund, and as the Fund repurchases Shares pursuant to its repurchase offers.

As of March 6, 2019, no other portfolio manager owns any shares of the Fund.

BROKERAGE

In following the Fund’s investment strategy, the Investment Manager expects few of the Fund’s transactions to involve brokerage. To the extent the Fund’s transactions involve brokerage, the Fund does not expect to use one particular broker or dealer. It is the Fund’s policy to obtain the best results in connection with effecting its portfolio transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Investment Manager or a Sub-Adviser may place a combined order for two or more accounts it manages, including the Fund, that are engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Investment Manager that the advantages of combined orders outweigh the possible disadvantages of separate transactions. The Investment Manager believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

The Investment Manager or a Sub-Adviser may pay a higher commission than otherwise obtainable from other brokers in return for brokerage or research services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

While it is the Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Investment Manager or a Sub-Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Investment Manager or the Sub-Adviser in advising other clients. When one or more brokers is believed capable of providing the best combination of price and execution, the Investment Manager or a Sub-Adviser may select a broker based upon brokerage or research services provided to the Investment Manager or the Sub-Adviser. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Investment Manager or a Sub-Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Investment Manager’s or a Sub-Adviser’s overall responsibilities to the Fund.

TAX MATTERS

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing, holding and disposing of Shares of the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR TAX ADVISORS BEFORE MAKING AN INVESTMENT IN THE FUND.

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to Shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. Shareholder and that you hold your Shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

The Fund intends to qualify annually as a regulated investment company (a “RIC”) under the Code. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, in the securities (other than securities of other RICs) of two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (c) distribute for each taxable year an amount at least equal to the sum of 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and 90% of its net tax exempt interest income.

The Fund might not distribute all of its net investment income, and the Fund is not required to distribute any portion of its net capital gain. If the Fund qualifies for treatment as a RIC but does not distribute all of its net capital gain and net investment income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount of capital gain as undistributed capital gain in a notice to its Shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be deemed to have paid their proportionate share of the tax paid by the Fund on such undistributed amount and will be entitled to credit that amount of tax against their federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of Shares owned by a Shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the Shareholder.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to Shareholders. The Fund intends to distribute to its Shareholders, at least annually, substantially all of its net investment income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to Shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by Shareholders on December 31 of the calendar year in which it was declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, Shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid.

If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for certain relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a RIC for a taxable year, the Fund will be taxable at regular corporate tax rates (and, to the extent applicable, at corporate alternative minimum tax rates). In such an event, all distributions (including capital gain distributions) will be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits, subject to the dividends-received deduction for corporate Shareholders and to the tax rates applicable to qualified dividend income distributed to non-corporate Shareholders. In such an event, distributions in excess of the Fund’s current and accumulated earnings and profits will be treated first as a return of capital to the extent of the holder’s adjusted tax basis in the Shares (reducing that basis accordingly), and any remaining distributions will be treated as a capital gain. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. In addition, if the Fund were to fail to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.

The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to Shareholders.

Distributions

Dividends paid out of the Fund’s net investment income generally will be taxable to a Shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional Shares. The Fund may be able to report a portion of its income as “qualified dividend income,” however, which is taxable to non-corporate Shareholders at rates of up to 20%.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the Shareholders.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividend paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign investment companies for this purpose.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to a Shareholder will not be taxable as qualified dividend income to such Shareholder (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the Shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the Shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The ex-dividend date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, reported as capital gain dividends are generally taxable to a Shareholder as long-term capital gains regardless of how long the Shareholder has held Shares, at rates of up to 20% for non-corporate taxpayers. Distributions of short-term capital gain are taxable to Shareholders as ordinary income. Shareholders receiving distributions in the form of additional Shares, rather than cash, generally will have a cost basis in each such share equal to the greater of the net asset value or fair market value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will first be treated by a Shareholder as a return of capital, which is applied against and reduces the Shareholder’s basis in his or her Shares. To the extent that the amount of any such distribution exceeds the Shareholder’s basis in his or her Shares, the excess will be treated by the Shareholder as gain from a sale or exchange of Shares.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and Shareholders receiving distributions in the form of additional Shares will receive a report as to the net asset value of those Shares.

A dividend or distribution received shortly after the purchase of Shares reduces the net asset value of the Shares by the amount of the dividend or distribution and, although in effect a return of capital will be taxable to the Shareholder. If the net asset value of Shares were reduced below the Shareholder’s cost by dividends and distributions representing gains realized on sales of securities, such dividends and distributions, although also in effect returns of capital, would be taxable to the Shareholder in the same manner as other dividends or distributions.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to offset capital gains in future years. For U.S. federal income tax purposes, the Fund is permitted to carry forward a net capital loss from any taxable year that began on or before December 22, 2010 to offset its capital gains, if any, for up to eight years following the year of the loss. The Fund is permitted to carry forward indefinitely a net capital loss from any taxable year that began after December 22, 2010 to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to Shareholders. Carryforwards of losses from taxable years that began after December 22, 2010 must be fully utilized before the Fund may utilize carryforwards of losses from taxable years that began on or before December 22, 2010. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

The Fund has no capital loss carryforwards because it has not yet commenced operations.

Sale or Exchange of Fund Shares

Sales and repurchases generally are taxable events for Shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Shares is properly treated as a sale for tax purposes, as the following discussion assumes, and to ascertain the tax treatment of any gains or losses recognized in such transactions. In general, if Shares are sold, the Shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the Shareholder’s adjusted tax basis in the Shares. Such gain or loss generally will be treated as long-term capital gain or loss if the Shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss recognized by a Shareholder upon the sale, repurchase or other disposition of Shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the Shareholder of long-term capital gain with respect to such Shares (including any amounts credited to the Shareholder as undistributed capital gains).

Losses on sales or other dispositions of Shares may be disallowed under “wash sale” rules in the event of other investments in the fund (including investments made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after the sale or other disposition of Shares or in the event the Shareholder enters into a contract or option to repurchase Shares within such period. In such a case, the disallowed portion of any loss generally would be included in the adjusted tax basis of the Shares acquired in the other investments.

Original Issue Discount Securities

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash interest payments that are less than the income recognized for tax purposes. This income is included in determining the amount of income, which the Fund must distribute to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash payment to the Fund, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its Shareholders.

Investments in Non-U.S. Securities

The Fund may invest in non-U.S. securities, which investments could subject the Fund to complex provisions of the Code applicable to equity interests in passive foreign investment companies (each, a “PFIC”). A PFIC is an equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation’s assets (computed based on average fair market value) either produce or are held for the production of passive income. If the Fund invests in PFICs, the Fund could be subject to U.S. federal income tax and nondeductible interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its Shareholders. The Fund would not be able to pass through to its Shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark-to-market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to RICs, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax at the Fund level, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Gains from the sale of stock of PFICs may also be treated as ordinary income. In order for the Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its returns from these investments.

Dividends received by the Fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund generally will not be entitled to a credit or deduction with respect to any such taxes paid by the Fund.

Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Backup Withholding

The Fund is required to withhold (as “backup withholding”) a portion of dividends and certain other payments paid to certain holders of Shares who do not to provide the Fund with their correct taxpayer identification number (or, in the case of individuals, their social security numbers) or to make required certifications, or who are otherwise subject to backup withholding. The withholding rate is 24%. Corporate Shareholders and certain other Shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld from payments made to a Shareholder may be refunded or credited against the Shareholder’s U.S. federal income tax liability, provided the required information and forms are timely furnished to the IRS.

Foreign Shareholders

U.S. taxation of a Shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“foreign shareholder”) generally depends on whether the income received from the Fund is “effectively connected” with a U.S. trade or business carried on by the Shareholder. In addition, unless certain foreign entities that hold Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions and repurchase proceeds payable to such entities. A foreign shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the Shareholder and the applicable foreign government comply with the terms of such agreement.

Other Tax Considerations

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a Shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain Shareholders that are estates and trusts. For these purposes, interest, dividends, and certain capital gains (among other categories of income) are generally taken into account in computing a Shareholder’s net investment income.

Fund Shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

If a Shareholder recognizes a loss on a disposition of Shares of $2 million or more for an individual Shareholder, or $10 million or more for a corporate Shareholder, in any single taxable year (or certain greater amounts over a combination of years), the Shareholder must file with the IRS a disclosure statement on Form 8886. Direct Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

Cohen & Company, Ltd., located at 151 North Franklin Street, Suite 575, Chicago, Illinois 60606, has been selected as the independent registered public accountant for the Fund and in such capacity will audit the Fund’s annual financial statements and financial highlights.

Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund and the Independent Trustees.

CUSTODIAN

State Street Bank and Trust Company (the “Custodian”), serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) in accordance with the requirements of Section 17(f) of the Investment Company Act. Assets of the Fund are not held by the Investment Manager or the Sub-Advisers, or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1 Iron Street, Boston MA 02210.

DISTRIBUTOR

Foreside Fund Services, LLC, (the “Distributor”) is the distributor of Shares and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. Pursuant to the Distribution Agreement, the Distributor acts as the agent of the Fund in connection with the continuous offering of Shares of the Fund. The Distributor continually distributes Shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Shares. The Distributor and its officers have no role in determining the investment policies of the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Investment Manager and the Sub-Advisers. The Investment Manager and the Sub-Advisers will each vote such proxies in accordance with their respective proxy policies and procedures. Copies of the Investment Manager’s and each of the Sub-Advisers’ proxy policies and procedures are included as Appendix A to this SAI.

The Fund will be required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing will be available: (i) without charge, upon request, by calling the Fund at 1 (888) 442-4420 or (ii) by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. The Investment Manager provided the initial capitalization of the Fund, and purchased approximately $100,000 of Class I Shares of the Fund at a price of $10.00 per Share. The Investment Manager therefore is deemed to be a control person because it was the sole shareholder of the Fund at that time. This ownership will fluctuate as other investors subscribe for Shares in the Fund’s offering and any other offering the Fund may determine to conduct in the future, and as the Fund repurchases Shares pursuant to its repurchase offers. Depending on the size of this ownership at any given point in time, it is expected that the Investment Manager will, for the foreseeable future, either control the Fund or be in a position to exercise a significant influence on the outcome of any matter put to a vote of investors.

FINANCIAL STATEMENTS

Appendix B to this SAI provides financial information regarding the Fund. The Fund’s financial statements have been audited by Cohen & Company, Ltd.

 APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES

Proxy voting guidelines for U.S. securities

FEBRUARY 2018

Contents

Introduction	1
Voting guidelines	1
Boards and directors	2
Auditors and audit-related issues	7
Capital structure	8
Mergers, asset sales, and other special transactions	9
Executive compensation	10
Environmental and social issues	12
General corporate governance matters	14
Appendix: Our approach to Say on Pay	18

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These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Corporate Governance and Engagement Principles, which are available online.1

Introduction

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and enhance the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy on corporate governance matters and approach to issues that may commonly arise in the proxy voting context for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots as well as our expectations of boards of directors. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

Voting guidelines

These guidelines are divided into seven key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure

•	Mergers, asset sales, and other special transactions

•	Executive compensation

•	Environmental and social issues

•	General corporate governance matters

[1]	https://www.blackrock.com/corporate/en-gb/about-us/investment-stewardship/voting-guidelines-reports-position-papers

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Boards and directors

Director elections

In general, BlackRock supports the election of directors as recommended by the board in uncontested elections. However, we may withhold votes from directors or members of particular board committees in certain situations, as indicated below.

Independence

We expect a majority of the directors on the board to be independent. In addition, all members of key committees, including audit, compensation, and nominating/ governance committees, should be independent.

Our view of independence may vary slightly from listing standards—we are typically more stringent when evaluating the independence of founders, family members, and other business relationships.

In particular, common impediments to independence in the US may include:

•	Employment by the company or a subsidiary as a senior executive within the past five years

•	Status as a founder of the company

•	Substantial business or personal relationships with the company or the company’s senior executives

•	Family relationships with senior executives or founders of the company

•	An equity ownership in the company in excess of 20%

We may vote against directors serving on key committees that we do not consider to be independent. When evaluating controlled companies, as defined by the US stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

Oversight

We expect the Board to exercise appropriate oversight over management and business activities of the company. We will consider voting against committee members and/ or individual directors in the following circumstances:

•	Where the board has failed to exercise oversight with regard to accounting practices or audit oversight, we will consider voting against the current audit committee, and any other members of the board who may be responsible. For example, this may apply to members of the audit committee during a period when the board failed to facilitate quality, independent auditing if substantial accounting irregularities suggest insufficient oversight by that committee

•	Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue

•	The chair of the nominating/ governance committee, or where no chair exists, the nominating/ governance committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company

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•	Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders

•	Where a director has a pattern of poor attendance at combined board and applicable key committee meetings. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable key committee meetings by a board member to be poor attendance

•	Where a director serves on an excess number of boards, which may limit his/ her capacity to focus on each board’s requirements. The following illustrates the maximum number of boards on which a director may serve, before he/ she is considered to be over-boarded:

	Public Company CEO	# Outside Public Boards*	Total # of Public Boards
Director A		1	2
Director B		3	4

*	In addition to the company under review

Responsiveness to shareholders

We expect a board to be engaged and responsive to its shareholders. Where we believe a board has not substantially addressed shareholder concerns, we may vote against the appropriate committees and/ or individual directors. The following illustrates common circumstances:

•	The independent chair or lead independent director, members of the nominating/ governance committee, and/ or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and/ or failure to promote adequate board succession planning

•	The chair of the nominating/ governance committee, or where no chair exists, the nominating/ governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voting and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote

•	The independent chair or lead independent director and/ or members of the nominating/ governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests

Shareholder rights

We expect a board to act with integrity and to uphold governance best practices. Where we believe a board has not acted in the best interests of its shareholders, we may vote against the appropriate committees and/ or individual directors. The following illustrates common circumstances:

•	The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without shareholder approval

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•	The independent chair or lead independent director and members of the governance committee, where a board amends the charter/ articles/ by-laws such that the effect may be to entrench directors or to significantly reduce shareholder rights

•	Members of the compensation committee where the company has repriced options without shareholder approval

•	If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding a committee or committee chair that is not up for re- election, we will generally register our concern by withholding votes from all available members of the relevant committee

Board composition and effectiveness

We encourage boards to periodically renew their membership to ensure relevant skills and experience within the boardroom. To this end, regular performance reviews and skills assessments should be conducted by the nominating/ governance committee.

Furthermore, we expect boards to be comprised of a diverse selection of individuals who bring their personal and professional experiences to bear in order to create a constructive debate of competing views and opinions in the boardroom. In addition to other elements of diversity, we would normally expect to see at least two women directors on every board.

In identifying potential candidates, boards should take into consideration the diversity of experience and expertise of the current directors and how that might be augmented by incoming directors. We encourage boards to disclose their views on:

•	The mix of competencies, experience, and other qualities required to effectively oversee and guide management in light of the stated long-term strategy of the company

•	The process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and/ or assess candidates

•	The process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and/ or sensitive details

•	The consideration given to board diversity, including, but not limited to, diversity of gender, race, age, experience, geography, and skills, and other factors taken into account in the nomination process

While we support regular board refreshment, we are not opposed in principle to long-tenured directors, nor do we believe that long board tenure is necessarily an impediment to director independence. A variety of director tenures within the boardroom can be beneficial to ensure board quality and continuity of experience.

Our primary concern is that board members are able to contribute effectively as corporate strategy evolves and business conditions change, and that all directors, regardless of tenure, demonstrate appropriate responsiveness to shareholders. We acknowledge that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or

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appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.

Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits.

To the extent that we believe that a company has not adequately accounted for diversity in its board composition, we may vote against the nominating/ governance committee members.

Board size

We typically defer to the board in setting the appropriate size and believe directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

CEO and management succession planning

There should be a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long-term planning consistent with the strategic direction of the company and identified leadership needs over time, as well as short-term planning in the event of an unanticipated executive departure. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.

Classified board of directors/ staggered terms

We believe that directors should be re-elected annually and that classification of the board dilutes shareholders’ right to promptly evaluate a board’s performance and limits shareholder selection of directors. As such, we will typically support proposals requesting board de-classification.

Without a voting mechanism to immediately address concerns of a specific director, we may be choose to vote against or withhold votes from the available slate of directors by default (see “Shareholder rights” for additional detail).

Contested director elections

The details of contested elections, or proxy contests, are assessed on a case-by-case basis. We evaluate a number of factors, which may include, the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long-term shareholder value.

Cumulative voting

We believe that a majority vote standard is in the best long-term interest of shareholders, as it ensures director accountability via the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.

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Director compensation and equity programs

We believe that compensation for directors should be structured to align their interests with those of shareholders. We believe director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal. In addition, we expect directors to build meaningful share ownership over time.

Majority vote requirements

BlackRock believes that directors should generally be elected by a majority of the shares voted and will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. Some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

Risk oversight

Companies should have an established process for identifying, monitoring, and managing key risks. Independent directors should have ready access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk management. We encourage companies to provide transparency around risk measurement, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and/ or shifts in the business and related risk environment.

Separation of chairman and CEO positions

We believe that independent leadership is important in the board room. In the US there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director when the roles of chairman and CEO are combined.

In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.

In the event that the board chooses a combined chair/ CEO model, we generally support the designation of a lead independent director if he/ she has powers to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Furthermore, while we anticipate that most directors will be elected annually, we believe an element of continuity is important for this role for an extended period of time to provide appropriate leadership balance to the chair/ CEO.

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The following table illustrates examples of responsibilities under each board leadership model:

	Combined Chair/ CEO Model		Separate Chair Model
	Chair/ CEO	Lead Director	Chair
Board Meetings	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors Authority to call meetings of independent directors Briefs CEO on issues arising from executive sessions	Authority to call full meetings of the board of directors
Agenda	Primary responsibility for shaping board agendas, consulting with the lead director	Collaborates with chair/CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO
Board Communications	Communicates with all directors on key issues and concerns outside board meetings	Facilitates discussion among independent directors on key issues and concerns outside board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside board meetings, including contributing to the oversight of CEO and management succession planning

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing. We look to the audit committee report for insight into the scope of the audit committee’s responsibilities, including an overview of audit committee processes, issues on the audit committee’s agenda and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

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Capital structure proposals

Blank check preferred

We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.

Nonetheless, we may support the proposal where the company:

•	Appears to have a legitimate financing motive for requesting blank check authority

•	Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes

•	Has a history of using blank check preferred stock for financings

•	Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility

Equal voting rights

BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis or as company circumstances change, and receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.

Increase in authorized common shares

BlackRock considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.

Increase or issuance of preferred stock

We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.

Stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value

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(e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Mergers, asset sales, and other special transactions

BlackRock’s primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses such as:

•	The degree to which the proposed transaction represents a premium to the company’s trading price.

We consider the share price over multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply

•	There should be clear strategic, operational and/ or financial rationale for the combination

•	Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/ or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own

•	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions

Poison pill plans

Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable ‘qualifying offer clause.’ Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

We generally vote in favor of shareholder proposals to rescind poison pills.

Reimbursement of expenses for successful shareholder campaigns

Proxy contests can lead to unwarranted cost and distraction for boards and management teams. We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign, as we believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.

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Executive Compensation

We note that there are both management and shareholder proposals related to executive compensation. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Advisory resolutions on executive compensation (“Say on Pay”)

In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. We describe in the Appendix herein (“Our approach to Say on Pay”) our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay.

Advisory votes on the frequency of Say on Pay resolutions

BlackRock will generally support triennial pay frequency votes, but we defer to the board to determine the appropriate timeframe upon which pay should be reviewed. In evaluating pay, we believe that the compensation committee is responsible for constructing a plan that appropriately incentivizes executives for long-term value creation, utilizing relevant metrics and structure to ensure overall pay and performance alignment. In a similar vein, we defer to the board to establish the most appropriate timeframe for review of pay structure, absent a change in strategy that would suggest otherwise.

However, we may support an annual pay frequency vote in some situations, for example, where we conclude that a company has failed to align pay with performance. In these circumstances, we will also consider voting against the compensation committee members.

Claw back proposals

We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. In addition to fraudulent acts, we also favor recoupment from any senior executive whose behavior caused direct financial harm to shareholders, reputational risk to the company or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee stock purchase plans

We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of employee stock purchase plan (“ESPP”) qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.

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Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. We believe that boards should establish policies prohibiting use of equity awards in a manner that could disrupt the intended alignment with shareholder interests, for example: use of the stock as collateral for a loan; use of the stock in a margin account; use of the stock (or an unvested award) in hedging or derivative transactions. We may support shareholder proposals requesting the board to establish such policies.

Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered.

Golden parachutes

We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.

When determining whether to support or oppose an advisory vote on a golden parachute plan, we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, BlackRock may consider several factors, including:

•	Whether we believe that the triggering event is in the best interest of shareholders

•	An evaluation of whether management attempted to maximize shareholder value in the triggering event

•	The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment

•	Whether excessively large excise tax gross up payments are part of the pay-out

•	Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers

•	Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company

It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.

We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.

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Option exchanges

We believe that there may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case by case basis. BlackRock may support a request to reprice or exchange underwater options under the following circumstances:

•	The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance

•	Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting and other technical considerations have been fully contemplated

•	There is clear evidence that absent repricing, the company will suffer serious employee incentive or retention and recruiting problems

BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.

Pay-for-Performance plans

In order for executive compensation exceeding $1 million to qualify for federal tax deductions, related to Section 162(m) of the Internal Revenue Code of 1986, the Omnibus Budget Reconciliation Act (“OBRA”) requires companies to link that compensation, for the company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Environmental and social issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the material environmental and social (“E&S”) factors relevant to their businesses.

BlackRock expects companies to identify and report on the material, business-specific E&S risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to E&S matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management

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is dealing with the material E&S factors relevant to the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with E&S issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of material E&S matters. In deciding our course of action, we will assess the nature of our engagement with the company on the issue over time, including whether:

•	The company has already taken sufficient steps to address the concern

•	The company is in the process of actively implementing a response

•	There is a clear and material economic disadvantage to the company in the near-term if the issue is not addressed in the manner requested by the shareholder proposal

More commonly, given that these are often not voting issues, we will, or have, engage(d) directly with the board or management. We do not see it as our role to make social, ethical or political judgments on behalf of clients, but rather, to protect their long-term economic interests as shareholders. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

Climate risk

Within the framework laid out above, as well as our guidance on “How BlackRock Investment Stewardship engages on climate risk”, we believe that climate presents significant investment risks and opportunities to many companies. We believe that the Financial Stability Board’s Task Force on Climate- Related Financial Disclosures (“TCFD”) and the Sustainability Accounting Standards Board ("SASB") sector-specific disclosure standards provide useful guidance to companies on identifying, managing, and reporting on climate-related risks and opportunities. We expect companies to help their investors understand how the company may be impacted by climate change, in the context of its ability to realize a long-term strategy and generate value over time. We expect companies to convey their governance around this issue through their corporate disclosures. For companies in sectors that are significantly exposed to climate-related risk, we expect the whole board to have demonstrable fluency in how climate risk affects the business, and how management approaches adapting to, and mitigating that risk. Where a company receives a shareholder proposal related to climate risk, in addition to the factors laid out above, our assessment will take into account the robustness of the company’s existing disclosures as well as our understanding of its management of the issues as revealed through our engagements with the company and board members over time.

Corporate political activities

Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party or issue; and risks that arise from the complex legal, regulatory and compliance considerations associated with corporate political activity. We believe that companies which choose to engage in political activities should develop

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and maintain robust processes to guide these activities and to mitigate risks, including a level of board oversight.

When presented with shareholder proposals requesting increased disclosure on corporate political activities, we may consider the political activities of that company and its peers, the existing level of disclosure, and our view regarding the associated risks. We generally believe that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity, and we are generally not supportive of proposals that are overly prescriptive in nature. We may determine to support a shareholder proposal requesting additional reporting of corporate political activities where there seems to be either a significant potential threat or actual harm to shareholders’ interests and where we believe the company has not already provided shareholders with sufficient information to assess the company’s management of the risk.

Finally, we believe that it is not the role of shareholders to suggest or approve corporate political activities; therefore we generally do not support proposals requesting a shareholder vote on political activities or expenditures.

General corporate governance matters

Adjourn meeting to solicit additional votes

We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Exclusive forum provisions

BlackRock generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the governance committee.

Multi-jurisdictional companies

Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect that companies will disclose the rationale for their selection of primary listing, country of incorporation, and

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choice of governance structures, in particular where there is conflict between relevant market governance practices.

Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections, legal advantages, and/ or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protection under the new charter/ articles/ by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.

IPO governance

We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend by-laws, as we believe that such arrangements may not be in the best interest of shareholders in the long-term.

We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, director independence and over-boarding considerations), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.

Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.

Shareholder Provisions

Amendment to charter/ articles/ by-laws

We believe that shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms and amendments to the charter/ articles/ by-laws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, in particular if those changes have the potential to impact shareholder rights (see “Director elections” herein). In cases where a board’s unilateral adoption of changes to the charter/ articles/ by-laws promotes cost and operational efficiency benefits for the

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company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.

When voting on a management or shareholder proposal to make changes to charter/ articles/ by-laws, we will consider in part the company’s and/ or proponent’s publicly stated rationale for the changes, the company’s governance profile and history, relevant jurisdictional laws, and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support changes to the charter/ articles/ by-laws where the benefits to shareholders, including the costs of failing to make those changes, demonstrably outweigh the costs or risks of making such changes.

Proxy access

We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.

In our view, securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.

In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.

Right to act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process in order to avoid the waste of corporate resources in addressing narrowly supported interests; and 2) support from a minimum of 50% of outstanding shares is required to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.

Right to call a special meeting

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%)

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are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may support supermajority requirements in those situations.

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Appendix: Our Approach to Say on Pay

We describe herein our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay. We provide our views on this issue in somewhat more detail than other issues covered in these Guidelines because of the particular focus on executive compensation matters in the US. Although we expect proxy disclosures to be the primary mechanism for companies to explain their executive compensation practices, we may engage with members of management and/ or the compensation committee of the board, where concerns are identified or where we seek to better understand a company’s approach to executive compensation. We may also decline opportunities to engage with companies where we do not have any questions or concerns or believe that these Guidelines already cover the issues at hand.

Beliefs and expectations related to executive compensation practices

•	We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the strategic plans for the company, the industry in which the company operates, the appropriate performance measures for the company, and other issues internal and/ or unique to the company

•	Companies should explicitly disclose how incentive plans reflect strategy and incorporate long-term shareholder value drivers; this discussion should include the commensurate metrics and timeframes by which shareholders should assess performance

•	We support incentive plans that foster the sustainable achievement of results. Although we believe that companies should identify those performance measures most directly tied to shareholder value creation, we also believe that emphasis should be on those factors within management’s control to create economic value over the long-term, which should ultimately lead to sustained shareholder returns over the long-term. Similarly, the vesting timeframes associated with incentive plans should facilitate a focus on long-term value creation, as appropriate to that particular company

•	While we do support the concept of compensation formulas that allow shareholders to clearly understand the rationale for compensation decisions, we do not believe that a solely formulaic approach to executive compensation necessarily drives shareholder value. BlackRock believes that compensation committees should use their discretion in designing incentive plans, establishing pay quanta, and finalizing compensation decisions, and should demonstrate how decisions are aligned with shareholder interests

•	BlackRock does not discourage compensation structures that differ from market practice. However, where compensation practices differ substantially from market practice, e.g. in the event of unconventional incentive plan design or extraordinary decisions made in the context of transformational corporate events or turnaround situations, we expect clear disclosure explaining how the decisions are in shareholders’ best interests

•	We understand that compensation committees are undertaking their analysis in the context of a competitive marketplace for executive talent. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however we are concerned about the potential ratchet effect of explicit benchmarking to peers. We therefore believe that companies should use peer groups to maintain an awareness of peer pay levels and practices so that pay is market competitive, while mitigating potential ratcheting of pay that is disconnected from actual performance

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•	We expect companies to select peers that are broadly comparable to the company in question, based on objective criteria that are directly relevant to setting competitive compensation; we evaluate peer group selection based on factors including, but not limited to, business size, relevance, complexity, risk profile, and/ or geography

•	We do not believe that arbitrary limits on potential compensation are necessarily in shareholders’ best interests if those limits have the potential to cap performance. However, we expect compensation committees to ensure that incentive plans do not incentivize excessive risk taking beyond the company’s determined risk appetite and that rewards are reasonable in light of returns to shareholders

•	We do not set forth a preference between cash, restricted stock, performance based equity awards, and stock options, amongst other compensation vehicles. We acknowledge that each may have an appropriate role in recruiting and retaining executives, in incentivizing behavior and performance, and in aligning shareholders’ and executives’ interests. Compensation committees should clearly disclose the rationale behind their selection of pay vehicles and how these fit with intended incentives. We also observe that different types of awards exhibit varying risk profiles, and the risks associated with pay plan design should be in line with the company’s stated strategy and risk appetite

•	We expect compensation committees to consider and respond to the shareholder voting results of relevant proposals at previous years’ annual meetings, and other feedback received from shareholders, as they evaluate compensation plans. At the same time, compensation committees should ultimately be focused on incentivizing long-term shareholder value creation and not necessarily on achieving a certain level of support on Say on Pay at any particular shareholder meeting.

Say on Pay analysis framework

•	We analyze the compensation practices in the context of the company’s stated strategy and identified value drivers and seek to understand the link between strategy, value drivers and incentive plan design

•	We examine both target and realizable compensation in order to understand the compensation committee’s intended outcomes, to judge the appropriateness and rigor of performance measures and hurdles, and to assess the pay plan’s sensitivity to the performance of the company

•	We review the pay and performance profiles of the company’s disclosed peer companies, as applicable, to identify relative outliers for potential further analysis. We supplement our analysis of the company’s stated peers with an independent review of peer companies as identified by third party vendors and our own analysis; part of this analysis includes an assessment of the relevance of the company’s stated peers and the potential impact the company’s peer selection may have on pay decisions

•	We conduct our analysis over various time horizons, with an emphasis on a sustained period, generally 3-5 years; however we consider company-specific factors, including the timeframe the company uses for performance evaluation, the nature of the industry, and the typical business cycle, in order to identify an appropriate timeframe for evaluation

•	We review key changes to pay components from previous years and consider the compensation committee’s rationale for those changes

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•	We examine extraordinary pay items (including but not limited to actual or contractual severance payments, inducement grants, one-time bonus and/ or retention awards) to understand the compensation committee’s rationale and alignment with shareholder interests

•	We may engage with members of management and/ or the compensation committee of the board, where concerns are identified or where we seek to better understand a company’s approach to executive compensation

•	We consider BlackRock’s historical voting decisions (including whether a concern that led to a previous vote against management has been addressed, or whether we determined to support management at previous shareholder meetings with the expectation of future change), engagement activity, other corporate governance concerns at the company, and the views of our portfolio managers

•	We assess the board’s responsiveness to shareholder voting results of relevant proposals at previous years’ annual meetings, and other feedback received from shareholders

Engagement and voting on Say on Pay

•	In many instances, we believe that direct discussion with issuers, in particular with the members of the compensation committee, can be an effective mechanism for building mutual understanding on executive compensation issues and for communicating any concerns we may have on executive compensation

•	In the event that we determine engagement is not expected to lead to resolution of our concerns about executive compensation, we may consider voting against members of the compensation committee, consistent with our preferred approach to hold members of the relevant key committee of the board accountable for governance concerns. As a result, our Say on Pay vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions

•	We may determine to vote against the election of compensation committee members and/ or Say on Pay proposals in certain instances, including but not limited to when:

•	We identify a misalignment over time between target pay and/ or realizable compensation and company performance as reflected in financial and operational performance and/ or shareholder returns

•	We determine that a company has not persuasively demonstrated the connection between strategy, long-term shareholder value creation and incentive plan design

•	We determine that compensation is excessive relative to peers without appropriate rationale or explanation, including the appropriateness of the company’s selected peers

•	We observe an overreliance on discretion or extraordinary pay decisions to reward executives, without clearly demonstrating how these decisions are aligned with shareholders’ interests

•	We determine that company disclosure is insufficient to undertake our pay analysis

•	We observe a lack of board responsiveness to significant investor concern on executive compensation issues

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Audax Management Company, LLC

Audax Management Company (NY), LLC

(Together, the “Firm”)

Voting Policies and Procedures

Purpose and General Statement

The purpose of these voting policies and procedures is to set forth the principles and procedures by which the Firm votes or gives consents with respect to the securities owned by the separate accounts and pooled investment vehicles advised by the Firm (collectively, the “Advised Vehicles”) for which the Firm exercises voting authority and discretion (the “Votes”). For avoidance of doubt, a Vote includes: (i) any proxy and any shareholder vote or consent, including a vote or consent for a private company that does not involve a proxy; and (ii) any vote or consent provided on behalf of an Advised Vehicle which holds debt of a private company. These policies and procedures have been designed to help ensure that Votes are voted in what the Firm believes to be the best interests of the Advised Vehicles in accordance with the Firm’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

These voting policies and procedures will be made available to the Advised Vehicles (and their investors) upon written request, subject to the provision that these policies and procedures are subject to change at any time without notice.

Copies of relevant proxy logs, identifying how proxies were voted in connection with an Advised Vehicle, will also be made available to the Advised Vehicles (and their investors) upon written request.

Policy

The Firm and its affiliates engage in a broad range of activities, including investment activities for their own account and for the account of other investment funds or accounts, and providing investment advisory and other services to funds, separate accounts and operating companies. In the ordinary course of conducting the Firm’s activities, the interests of an Advised Vehicle may conflict with the interests of the Firm and/or other Advised Vehicles. For example, one Advised Vehicle may hold senior debt securities in one company while another Advised Vehicle holds equity securities in the same company. Should that company fall into financial distress, the interests of the Advised Vehicles holding senior debt could conflict with the interests of the Advised Vehicles holding equity.

Any conflicts of interest relating to the voting of Votes, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures. The guiding principle by which the Firm votes all Votes is to vote in what the Firm believes to be the best interests of each Advised Vehicle by maximizing the economic value of the relevant Advised Vehicle’s holdings, taking into account the relevant Advised Vehicle’s investment horizon, the contractual obligations under the relevant advisory agreements or comparable documents, and all other relevant facts and circumstances at the time of the vote. The Firm does not permit Voting decisions to be influenced in any manner that is contrary to, or dilutive of, this guiding principle.

It is the general policy of the Firm to vote or give consent on all matters presented to security holders in any Vote, and these policies and procedures have been designated with that in mind. However, the Firm reserves the right to abstain on any particular Vote or otherwise withhold its vote or consent on any matter if, in the judgment of the General Counsel or the relevant Firm investment professional, the costs associated with voting such Vote outweigh the benefits to the relevant Advised Vehicles or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of the relevant Advised Vehicles.

In connection with the voting of Votes, the Firm’s personnel may, in their discretion, meet with members of a company’s management and discuss matters of importance to the Advised Vehicles and their economic interests.

Procedures

Conflicts of Interest

The Firm’s General Counsel and Chief Compliance Officer (“CCO”) have the responsibility to monitor Votes for any conflicts of interest, regardless of whether they are actual or perceived. All Voting decisions will require a mandatory conflicts of interest review by the General Counsel or CCO in accordance with these policies and procedures, which will include consideration of whether the Firm or any investment professional or other person recommending how to vote has an interest in how the Vote is voted that may present a conflict of interest. In addition, all Firm investment professionals are expected to perform their tasks relating to the voting of Votes in accordance with the principles set forth above, according the first priority to the best interest of the relevant Advised Vehicles.

If at any time any investment professional becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding any particular Voting decision, he or she should contact the CCO or General Counsel or any member of the Audax legal team. If any investment professional is pressured or lobbied either from within or outside the Firm with respect to any particular Voting decision, he or she should contact the CCO or General Counsel. The CCO or General Counsel will use his or her best judgment to address any such conflict of interest and ensure that it is resolved in accordance with his or her independent assessment of the best interests of the affected Advised Vehicles.

Where the General Counsel deems appropriate in his or her sole discretion, unaffiliated third parties may be used to help resolve conflicts. In this regard, the General Counsel will have the power to retain independent fiduciaries, consultants or professionals to assist with Voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

Voting

All Firm personnel are responsible for promptly forwarding all proxy materials, consent or voting requests or notices or materials related thereto to a member of the Audax legal team. The General Counsel will be responsible for ensuring that each Vote is voted in a timely manner and as otherwise required by the terms of such Vote.

All Voting decisions initially are referred to the General Counsel or appropriate investment professional for a voting decision. In most cases, the General Counsel or investment professional will make the decision as to the appropriate vote for any particular Vote. In making such decision, he or she may rely on any of the information and/or research available to him or her. If the investment professional is making the Voting decision, the investment professional will inform internal counsel of any such Voting decision, and if internal counsel does not object to such decision as a result of his or her conflict of interest review, the Vote will be voted in such manner. If the investment professional and internal counsel are unable to arrive at an agreement as to how to vote, then the General Counsel may consult with the Firm’s Chief Operating Officer as to the appropriate vote, who will then review the issues and arrive at a decision based on the overriding principle of seeking the maximization of the economic value of the relevant Advised Vehicles’ holdings.

Recordkeeping

The Firm’s Recordkeeping Policies and Procedures apply to Votes. Firm personnel should refer to the Recordkeeping Policies and Procedures for additional guidance and information.

Responsibility

The General Counsel will be responsible for administering these procedures.

Last Updated: January 2017

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting and Corporate Action Policies and Procedures

Beach Point Capital Management LP (the “Firm”) acts as discretionary investment adviser for various funds and managed accounts (“Clients”), including Clients subject to the Employee Retirement Income Security Act of 1974 (“ERISA”). While the Firm primarily manages fixed income securities and instruments, its Clients may hold voting securities (or securities for which shareholder action is solicited). Thus, unless a Client (including a “named fiduciary” under ERISA) specifically reserves the right to vote its own proxies or to take shareholder action in other corporate actions, the Firm will vote all proxies or act on all other actions as part of its discretionary authority over the Clients’ assets and consistent with its fiduciary duties. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings and class actions.

When voting proxies or acting on corporate actions, the Firm’s utmost concern is that all decisions be made solely in the best interest of the Clients (for ERISA accounts, plan beneficiaries and participants, in accordance with ERISA and the U.S. Department of Labor (“DOL”) guidance thereunder). The Firm will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of Client assets. The Firm has retained the services of an independent third party to help receive and evaluate proxies, effect proxy votes and maintain appropriate proxy voting records.

Purpose

The purpose of these Proxy Voting and Corporate Action Policies and Procedures is to memorialize the procedures and policies adopted by the Firm to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and ERISA, including DOL Interpretive Bulletin 94-2 issued thereunder.

Procedures

The Firm’s Operations Department is ultimately responsible for ensuring that all proxies and corporate action notices received by the Firm are voted or acted upon in a timely and consistent manner across all Client portfolios. Although many proxy proposals can be voted in accordance with the Firm’s established guidelines, the Firm recognizes that certain proposals may require special consideration, which may dictate that the Firm make an exception to its general guidelines.

Where a proxy proposal or corporate action raises a material conflict of interest between the Firm and one or more Clients, the Firm will (i) disclose the conflict to the relevant Clients and obtain their consent to the proposed vote prior to voting the securities, (ii) vote the securities based on the recommendation of an independent third party or (iii) take such other actions as may be appropriate given the particular facts and circumstances (including abstaining from a vote).

Record Keeping

In accordance with Rule 204-2 under the Advisers Act and DOL Interpretive Bulletin 94-2 issued under ERISA, the Firm will maintain for the time periods set forth in Rule 204-2 (i) these policies and procedures, and all amendments thereto; (ii) all proxy statements received regarding Client securities (provided, however, that the Firm may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of Clients; (iv) records of all Client requests for proxy voting information; (v) any documents prepared by the Firm that were material to making a decision of how to vote or that memorialized the basis for the decision and (vi) all records relating to requests made to Clients regarding conflicts of interest in voting the proxy. As noted above, the Firm currently uses a third party service provider to assist the Firm in meeting its recordkeeping obligations.

PROXY VOTING POLICIES AND PROCEDURES │APPENDIX C
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PROXY VOTING POLICIES AND PROCEDURES

The Firm will describe in Part 2 of its Form ADV its proxy voting policies and procedures and the manner in which Clients may obtain information on how the Firm voted their securities. Clients may obtain information on how their securities were voted or a copy of these policies and procedures by written request addressed to the Firm.

General Guidelines

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in evaluating voting proposals contained in the proxy statements. To the extent the Firm does not provide voting instructions by the voting deadline, the securities will be voted in accordance with the recommendations of a third party service provider.

Vote Against:

A.	Issues regarding board entrenchment and anti-takeover measures such as the following:

1.	Proposals to stagger board members’ terms;

2.	Proposals to limit the ability of shareholders to call special meetings;

3.	Proposals to require super majority votes;

4.	Proposals requesting substantial increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

5.	Proposals regarding “fair price” provisions;

6.	Proposals regarding “poison pill” provisions; and

7.	Permitting “greenmail.”

B.	Providing cumulative voting rights

Vote For:

1.	Election of directors recommended by management, except if there is a proxy fight.

2.	Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

3.	Date and place of annual meeting.

4.	Rotation of annual meeting place.

5.	Limitation on charitable contributions or fees paid to lawyers.

6.	Ratification of directors’ actions on routine matters since previous annual meeting.

PROXY VOTING POLICIES AND PROCEDURES │APPENDIX C
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PROXY VOTING POLICIES AND PROCEDURES

7.	Confidential voting.

8.	Limiting directors’ liability.

Case-by-Case:

Proposals to:

1.	Ratify directors’ compensation (both in cash and equity).

2.	Eliminate director mandatory retirement policy.

3.	Establish a mandatory retirement age for directors.

4.	Rotate annual meeting location/date.

5.	Grant options or stock to management and directors.

6.	Allow or modify indemnification of directors and/or officers.

7.	Address social and environmental issues.

8.	Review workplace diversity and pay disparity.

PROXY VOTING POLICIES AND PROCEDURES │APPENDIX C
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I.	PROXY VOTING POLICIES AND PROCEDURES

A.	Introduction/General Principles

In accordance with the Firm’s fiduciary duty to vote proxies and consents in the best interests of the Firm’s Clients and Rule 206(4)-6 under the Advisers Act, the overriding principle of the Firm’s proxy voting is to maximize the financial interests of its Clients. For avoidance of doubt, these Proxy Voting Policies and Procedures apply to any proxy and any shareholder vote or consent, including a vote or consent for a private company that does not involve a public proxy and certain consents relating to debt instruments, such as waivers of covenant breaches.

It is the policy of the Firm in voting proxies to consider and vote each proposal with the objective of maximizing investment returns for our clients. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The Firm may, however, vote in a manner that is contrary to the following general guidelines if it believes that it would be in Clients’ best interest to do so.

The Chief Compliance Officer has the responsibility to administer these policies and procedures and to monitor proxies for any conflicts of interest, regardless of whether they are actual or perceived. The Firm does not take positions outside of the Clients it manages and therefore generally does not anticipate a situation where there would be a conflict between maximizing investment returns for Clients and the Firm’s interests. All proxies, unless voted in accordance with the Firm’s general guidelines on routine, non-routine, corporate governance and social issues described below, will require a mandatory conflicts of interest review by the Chief Compliance Officer in accordance with these policies and procedures, which will include consideration of whether the Firm, any investment professional or other person recommending how to vote and/or the Firm’s affiliates and their clients has an interest in how the proxy is voted that may present a conflict of interest. The Portfolio Manager responsible for voting such proxy will be responsible for notifying the Chief Compliance Officer in advance of any proxy to be voted other than in accordance with such guidelines in a timely manner and must receive advance approval from the Chief Compliance Officer before voting such proxy. If a Portfolio Manager is unsure whether such guidelines address a particular vote, the Portfolio Manager shall inquire of the Chief Compliance Officer. If at any time any investment professional becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding any particular voting decision, he or she should contact the Chief Compliance Officer. If any investment professional is pressured or lobbied either from within or outside of the Firm with respect to any particular voting decision, he or she should contact the Chief Compliance Officer. If the Chief Compliance Officer determines that an actual conflict of interest may exist, he shall notify the Chief Operating Officer who will review and evaluate the proxy proposal and the circumstances surrounding the conflict to determine the vote, which will be in the best interest of the Client. The Chief Operating Officer may also determine whether the conflict of interest will be disclosed to Clients and whether to obtain their consent prior to voting. In addition, where the Chief Operating Officer deems appropriate, unaffiliated third parties may be used to help resolve conflicts. In this regard, the Chief Operating Officer shall have the power to retain independent fiduciaries, consultants, or professionals to assist with voting decisions and/or to delegate voting or consent powers to such fiduciaries, consultants or professionals.

In addition, the Firm will maintain all proxy-voting records, described further below. The Firm’s Proxy Voting Policy and Guidelines will be reviewed and, as necessary, updated periodically by the Chief Compliance Officer to address new or revised proxy voting issues.

Please note that although the proxy voting process is well established in the U.S., voting the proxies of foreign companies may involve a number of logistical problems that have a detrimental effect on the Firm’s ability to vote such proxies. The logistical problems include language barriers, untimely or inadequate notice of shareholder meetings, restrictions on a foreigner’s ability to exercise votes, and requirements to vote in person. Such proxies are voted on a best-efforts basis given the above logistical problems.

The Firm will make copies of these proxy voting policies and procedures available upon request to Clients and, when the Client is a Fund, to the investors in that Fund.

Supervised Persons who receive a proxy statement will consult with the Portfolio Manager responsible for the investment in the security to which the proxy statement relates. The Portfolio Manager is responsible for making sure the proxy is voted in a timely manner. The Portfolio Manager is not required to vote a proxy if the cost of voting a particular proxy due to special translation, delivery or other requirements would outweigh the benefit of voting for the Client. Any question with regard to voting in such situations should be referred to the Chief Compliance Officer.

B.	Guidelines

The following represents a guideline for each of the principal policy issues:

1.	Routine Proposals

“Routine proposals” includes such issues as the approval of auditors, and election of directors. Generally, these proposals will be voted with management. As a matter of policy, it is the Firm’s intention to hold corporate officers accountable for actions, either on the basis of specific actions taken as an individual, or as part of a committee, that conflict with the goal of maximizing shareholder value.

2.	Non-Routine Proposals

“Non-routine proposals” includes issues that could have a long-term impact on the way a corporation handles certain matters. Examples of these proposals include: (a) restructuring efforts, (b) changes to the number of directors, (c) name changes, (d) mergers & acquisitions (or equivalent actions,) and (e) changes in the issuance of common or preferred stock, stock options plans, etc. Again, these proposals will be analyzed with a goal of maximizing shareholder value.

3.	Corporate Governance Proposal

This category includes poison pills, golden parachutes, cumulative voting, classified boards, limitations of officer and director liabilities, etc. Generally speaking, these are issues proposed by an entrenched management looking to maximize their own best interests at the expense of shareholders at large. As such, these proposals will usually generate negative responses from the Firm.

4.	Social Issues

These proposals range from divestment from geographical or industrial representation to environmental or other matters, either internal or external. The Firm will consider voting for issues that have redeeming social merit that neither compromises the company’s competitive position within an industry, nor adversely impacts the goal of maximizing shareholder value.

5.	Other Shareholder Proposals

These proposals, excluding those referenced above, usually deal with subjects such as compensation, employee hiring, and corporate governance issues. These cannot be generalized other than to say that they reflect personal points of view, and typically fall into the category of micro-management, an area that the Firm tends to avoid. These proposals will be viewed in the light of voting in a manner that the Firm believes maximizes shareholder value.

C.	Recordkeeping

In accordance with the Firm’s Record Policies, the Firm must retain copies of (i) its proxy voting policies and procedures and all amendments thereto; (ii) proxy statements received regarding Client securities; (iii) records of votes it casts on behalf of Clients; (iv) records of Client requests for proxy voting information and a copy of any written response by the Firm to any (written or oral) Client request for such information; (v) any documents prepared by the Firm that were material to making a decision on how to vote; and (vi) records relating to requests for consent concerning situations with material conflicts of interest. The information should be retained by the voting Portfolio Manager and copies sent to the Chief Compliance Officer.

D.	Split Voting

Though not common, situations may arise in which more than one Client invests in the same company or in which a single Client may invest in the same company but through multiple accounts. In those situations, two or more Clients, or one Client with different accounts, may be invested in strategies having different investment objectives, investment styles or portfolio managers. As a result, the Firm may cast different votes on behalf of different Clients or on behalf of the same Client with different accounts.

Cliffwater LLC

Proxy Voting Procedures

Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires a registered investment adviser that exercises voting authority with respect to client securities to: (i) adopt written policies reasonably designed to ensure that the investment adviser votes in the best interest of its clients and addresses how the investment adviser will deal with material conflicts of interest that may arise between the investment adviser and its clients; (ii) disclose to its clients information about such policies and procedures; and (iii) upon request, provide information on how proxies were voted.

For its non-discretionary clients, Cliffwater does not have authority to vote client securities. These clients will receive their proxies, corporate actions, consents and other solicitations directly from their custodian or the relevant issuer or investment fund. These clients may contact their client service professionals with questions about a particular solicitation.

For its discretionary clients, Cliffwater generally takes responsibility for ensuring that proxies solicited by, or with respect to, the issuers of securities held in the client’s investment account, and corporate actions and consents sought by such issuers (including tender offers and rights offerings) are voted. In most cases, the managers of the commingled funds and separate accounts holding the assets vote the proxy solicitations. However, Cliffwater will take such action in limited circumstances which may include private partnership amendments and consents and in the event that an individual security is held by the client outside of a commingled fund or separate account where the manager votes the securities. Cliffwater’s discretionary clients may also retain the right to vote any proxies or take action relating to specified securities held in the client’s investment account, provided the client gives timely written notice to Cliffwater.

Cliffwater will not put its own interests ahead of those of any of its client and will resolve any possible conflicts between its interests and those of the client in favor of the client. When voting proxies, Cliffwater follows procedures designed to identify and address material conflicts of interest that may arise between its interests and those of its clients. Accordingly, prior to voting any proxy, Cliffwater will determine whether a material conflict of interest exists. A conflict of interest will be considered material to the extent that it is determined that the conflict has the potential to influence Cliffwater’s decision making in voting the proxy. If Cliffwater determines that there is a material conflict of interest related to the proxy solicitation, Cliffwater will take appropriate action to resolve the conflict which may include abstaining from a particular vote.

Cliffwater will seek to act solely in the best interests of its clients when exercising its voting authority. Cliffwater determines whether and how to vote proxies on a case-by-case basis. In making such determination, Cliffwater: (i) will attempt to consider all aspects of the vote that could affect the value of the issuer or that of the relevant client, (ii) will vote in a manner that it believes is consistent with the relevant client’s stated objectives, (iii) generally will vote in accordance with the recommendation of the issuing company’s management on routine and administrative matters, unless Cliffwater has a particular reason to vote to the contrary, and (iv) may not vote at all to the extent the outcome of the vote or action does not have a material impact on the issuer or value of its securities.

Under Rule 204-2 under the Advisers Act, Cliffwater must retain: (i) its voting policies and procedures; (ii) corporate action and proxy statements received; (iii) records of votes cast; (iv) records of client requests for voting information; and (v) any documents prepared by Cliffwater that were material to making a decision on how to vote. Under the circumstances where Cliffwater votes a proxy, corporate action or consent solicited by an issuer of securities or an investment fund, Cliffwater will document and maintain its voting record.

For private investment funds, Cliffwater may accept a seat on an advisory board or similar group for a fund in which one or more Cliffwater clients have invested. Cliffwater believes advisory board service benefits its clients by allowing Cliffwater greater insight into the fund and its strategies and that, in general, the interests of its clients as investors will be aligned with the interests of all investors in the fund. However, if the interests of Cliffwater’s clients were to diverge from the interests of each other, the Cliffwater representative will take appropriate action to resolve the conflict which may include abstaining from a particular vote.

Crescent Capital Group LP

Regulatory Compliance Manual

Excerpt:

PROXY VOTING POLICY

This Regulatory Compliance Manual is the property of Crescent Capital Group LP (“CCG”) and Crescent Credit Europe LLP (“CCE”) (together “CRESCENT” or “Company” or “Firm”) must be returned to the Company if an individual’s association with the Company terminates for any reason.

The content of this manual is confidential, and should not be revealed to third parties without prior approval from the Chief Compliance Officer. The policies and procedures set forth herein supersede previous manuals, policies, and procedures.

April 2018

Proxy Voting and Class Actions

Background

In Proxy Voting by Investment Advisers, Investment Advisers Act Release No. 2106 (January 31, 2003), the SEC noted that, “The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for its clients. Under the Advisers Act, however, an adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies.”

Rule 206(4)-6 under the Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

●	Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

●	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

●	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority, as described in the Maintenance of Books and Records section of this Manual.

The Advisers Act lacks specific guidance regarding an adviser’s duty to direct clients’ participation in class actions. However, many investment advisers adopt policies and procedures regarding class actions.

Risks

In developing these policies and procedures, CRESCENT considered numerous risks associated with the proxy voting process. This analysis includes risks such as:

●	CRESCENT lacks written proxy voting policies and procedures;

●	Proxies are not identified and processed in a timely manner;

●	Proxies are not voted in Clients’ best interests;

●	Conflicts of interest between CRESCENT and a Client are not identified or resolved appropriately;

●	Third-party proxy voting services do not vote proxies according to CRESCENT’s instructions and in Clients’ best interests;

●	Proxy voting records, Client requests for proxy voting information, and CRESCENT’s responses to such requests, are not properly maintained;

●	CRESCENT lacks policies and procedures regarding Clients’ participation in class actions; and

●	CRESCENT fails to maintain documentation associated with Clients’ participation in class actions.

CRESCENT has established the following guidelines as an attempt to mitigate these risks.

Policies and Procedures

Proxy Voting

CRESCENT primarily invests Client assets in fixed income assets which typically do not issue proxies. However, CRESCENT’s Clients also invest in equity securities and therefore will receive proxies in connection with such assets. Proxies are assets of CRESCENT’s Clients that must be voted with diligence, care, and loyalty. CRESCENT will vote each proxy in accordance with its fiduciary duty to its Clients. CRESCENT will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. However, CRESCENT will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client’s securities. The Portfolio Administration Group coordinates CRESCENT’s proxy voting process.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires CRESCENT to maintain certain books and records associated with its proxy voting policies and procedures. CRESCENT’s recordkeeping obligations are described in the Maintenance of Books and Records section of this Manual. The Compliance Group will ensure that CRESCENT complies with all applicable recordkeeping requirements associated with proxy voting.

Although they aren’t considered proxies under Rule 206(4)-6, any consent and other bond owner rights received by CRESCENT should be forwarded to the appropriate member of the investment staff and any potential conflicts of interest identified should be escalated in accordance with the “Conflicts of Interest” section below.

Absent specific Client instructions, CRESCENT has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately:

●	The Portfolio Administration Group shall coordinate with the custodian for each new Client account to ensure the account is set up so that proxy materials are forwarded to CRESCENT, either by mail or electronically.

●	All proxy voting materials received by CRESCENT shall be immediately forwarded to the Portfolio Administration Group.

●	The Portfolio Administration Group will review the list of Clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote. For any Client who has provided specific voting instructions, CRESCENT shall vote that Client’s proxy in accordance with the client’s written instructions. Clients who have selected a third party to vote proxies, and whose proxies were inadvertently received by CRESCENT, shall be forwarded to such third-party designee for voting and submission.

●	The Portfolio Administration Group will provide all proxy solicitation information and materials to the appropriate Investment Personnel of CRESCENT (i.e., Portfolio Managers, Research Analysts, etc.) for their review and consideration.

●	CRESCENT’s Investment Personnel shall be responsible for making voting decisions with respect to all Client proxies for accounts where CRESCENT has proxy voting authority.

●	The relevant member of the investment staff should inform the Portfolio Administration Group of his or her proxy vote decision. The Portfolio Administration Group will vote the proxy and submit it in a timely manner. The member of the investment staff must consider any conflicts of interest when making a proxy vote decision (see the “Conflicts of Interest” section below).

Conflicts of Interest

●	The relevant investment professionals will consider whether CRESCENT is subject to any material conflict of interest in connection with each proxy vote. Supervised Persons must notify the Compliance Officers if they are aware of any material conflict of interest associated with a proxy vote. It is impossible to anticipate all material conflicts of interest that could arise in connection with proxy voting. The following examples are meant to help Supervised Persons identify potential conflicts:

○	CRESCENT provides investment advice to a publicly traded company (an “Issuer”). CRESCENT receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

○	CRESCENT provides investment advice to an officer or director of an Issuer. CRESCENT receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

○	An issuer or some other third party offers CRESCENT or a Supervised Person compensation in exchange for voting a proxy in a particular way;

○	A Supervised Person, or a member of a Supervised Person’s household, has a personal or business relationship with an Issuer. CRESCENT receives a proxy solicitation from that Issuer; and

○	CRESCENT’s Clients have potentially conflicting investments in the Issuer, including investments made in different parts of the Issuer’s capital structure.

●	If CRESCENT detects a material conflict of interest in connection with a proxy solicitation, the Company will abide by the following procedures:

○	The Compliance Officers will convene the Proxy Voting Committee (the “Committee”), which is comprised of Chief Operating Officer (“COO”), Chief Financial Officer (“CFO”), and the CCO. The CCO serves as the Committee’s chairperson.

○	The relevant member(s) of the investment staff or the Compliance Officers will describe the proxy vote under consideration and identify the perceived conflict of interest. The same individual(s) will also propose the course of action that they believe is in CRESCENT’s Clients’ best interests. The individual(s) presenting will tell the Committee why they believe that this course of action is most appropriate.

○	The Committee members will review any documentation associated with the proxy vote and evaluate the proposal presented. The Committee members may wish to consider, among other things:

■	A vote’s likely short-term and long-term impact on the Issuer;

■	Whether the Issuer has responded to the subject of the proxy vote in some other manner;

■	Whether the issues raised by the proxy vote would be better handled by some other action by the government or the Issuer;

■	Whether implementation of the proxy proposal appears likely to achieve the proposal’s stated objectives; and

■	Whether the proposal appears consistent with Clients’ best interests.

○	If the Committee is unable to reach a unanimous decision regarding the proxy vote, CRESCENT will, at its own expense, engage an outside proxy voting service or consultant to make a recommendation. The CCO will retain documentation of the proxy voting service or consultant’s recommendation and will vote Clients’ proxies in accordance with that recommendation.

●	If no material conflict of interest is identified, the Portfolio Administration Group shall vote the proxy in accordance with the investment staff’s recommendation.

●	CRESCENT will not neglect its proxy voting responsibilities, but the Company may abstain from voting if it deems that abstaining is in its Clients’ best interests. For example, CRESCENT may be unable to vote securities that have been lent by the custodian. Also, proxy voting in certain countries involves “share blocking,” which limits CRESCENT’s ability to sell the affected security during a blocking period that can last for several weeks. CRESCENT believes that the potential consequences of being unable to sell a security usually outweigh the benefits of participating in a proxy vote, so CRESCENT generally abstains from voting when share blocking is required. The Portfolio Administration Group will prepare and maintain memoranda describing the rationale for any instance in which CRESCENT does not vote a Client’s proxy.

●	The Portfolio Administration Group will retain the following information in connection with each proxy vote:

○	The Issuer’s name;

○	The security’s ticker symbol or CUSIP, as applicable;

○	The shareholder meeting date;

○	The number of shares that CRESCENT voted;

○	A brief identification of the matter voted on;

○	Whether the matter was proposed by the Issuer or a security-holder;

○	Whether CRESCENT cast a vote;

○	How CRESCENT cast its vote (for the proposal, against the proposal, or abstain); and

○	Whether CRESCENT cast its vote with or against management.

●	If CRESCENT votes the same proxy in two directions, the Portfolio Administration Group will maintain documentation describing the reasons for each vote (e.g., CRESCENT believes that voting with management is in Clients’ best interests, but Client X gave specific instructions to vote against management).

●	Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.

●	Proxies received after a Client terminates its advisory relationship with CRESCENT will not be voted. The Portfolio Administration Group will promptly return such proxies to the sender, along with a statement indicating that CRESCENT’s advisory relationship with the Client has terminated, and that future proxies should not be sent to CRESCENT.

Legal Actions

From time to time, CRESCENT clients and former clients own or have owned securities that are the subject of class action lawsuits or bankruptcy proceedings. Generally, holders of securities within a given class period or bankruptcy are entitled to participate in the recovery or settlement in a lawsuit by filing a Proof of Claim. All class members normally are bound by a court-approved settlement or judgment unless they have filed a timely Opt Out notice with the court or claims administrator.

CRESCENT views filing of Proofs of Claim in lawsuits as a corporate action that normally is to be performed by the custodian for the client or fund. In addition, the decision to file an Opt Out notice is an individual decision to be made by the client or fund.

Normally, custodians will receive notices of rights to participate in, or opt out of class action settlements or bankruptcy proceedings. CRESCENT sometimes receives such notices and has adopted procedures to assist its clients and funds in the performance legal action processing functions. CRESCENT’s actions and responsibilities with respect to legal actions will depend on the role of the Firm with respect to the client or fund.

For Investment Advisory Accounts, CRESCENT will:

●	not take responsibility for filing notices regarding Opt Out rights and Proofs of Claim on behalf of the Investment Advisory Account, and

●	notify the Investment Advisory Account’s third party custodian, with a copy to the client/fund, of any Opt Out Notice or Proof of Claim received by CRESCENT from the settlement administrator or the court that is addressed to the Investment Advisory Account at CRESCENT’s address.

For CRESCENT/BNY Mellon Custodial Accounts:

●	CRESCENT will distribute to its clients and funds notices regarding Opt Out rights relating to those clients and funds to the extent CRESCENT receives written notice of such rights.

●	BNY Mellon will file Proofs of Claim for the Custodial Accounts except when the Account notifies CRESCENT that it intends to opt out (or has already opted out).

●	CRESCENT has given BNY Mellon a standing instruction to file Proofs of Claim on behalf of CRESCENT/BNY Mellon Custodial Accounts except where the account holder notifies the Firm of the exercise of its Opt Out right.

For CRESCENT Funds, if CRESCENT receives written notice of the right to participate in or opt out of, a legal action, the Firm will:

●	notify the Product Group who will make the determination whether to exercise Opt Out rights relating to those CRESCENT Funds, and

●	notify Legal of the timing and filing requirements for a Proof of Claim. Legal will coordinate with the Product Group’s analysts and/or custodian to ensure that the Proofs of Claim for the Funds are filed unless the Fund has elected to opt out of the class.

Disclosures to Clients and Investors

CRESCENT includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients and Investors can contact the Compliance Group to obtain a copy of these policies and procedures and information about how CRESCENT voted with respect to the Client’s securities.

Any request for information about proxy voting or class actions should be promptly forwarded to the Compliance Group, who will respond to any such requests.

As a matter of policy, CRESCENT does not disclose how it expects to vote on upcoming proxies. Additionally, CRESCENT does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

APPENDIX B – FINANCIAL STATEMENTS

Cliffwater corporate lending Fund

(A Delaware Statutory Trust)

Financial Statements

January 3, 2019

cliffwater corporate lending Fund

(A Delaware Statutory Trust)

January 3, 2019

Report of Independent Registered Public Accounting Firm	3
Statement of Assets and Liabilities	4
Statement of Operations	5
Notes to Financial Statements	6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Trustees of

Cliffwater Corporate Lending Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Cliffwater Corporate Lending Fund (the “Fund”) as of January 3, 2019, and the related statement of operations for the one day then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of January 3, 2019, the results of its operations for the one day then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of cash owned as of January 3, 2019, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.

Chicago, Illinois

January 11, 2019

CLIFFWATER CORPORATE LENDING Fund

(A Delaware Statutory Trust)

Statement of Assets and Liabilities

As of January 3, 2019

Assets
Cash	$100,000
Receivable from Investment Manager (See Note 2)	189,530
Deferred offering costs (See Note 2)	169,343
Total Assets	458,873

Liabilities
Payable to Investment Manager (See Note 2)	229,318
Payable for offering costs (See Note 2)	28,179
Payable for organizational costs (See Note 2)	101,376
Total Liabilities	358,873

Net Assets	$100,000

Components of Net assets:
Paid-in capital	$100,000

Net Assets	$100,000

Net assets attributable to:

Class I (10,000 shares outstanding)	$100,000

Net asset value per share:

Class I	$10.00

See Notes to Financial Statements.

CLIFFWATER CORPORATE LENDING Fund

(A Delaware Statutory Trust)

Statement of Operations

One Day Ended January 3, 2019

Expenses
Organizational costs	$189,530
Less: Reimbursement from the Investment Manager	(189,530)

Net Expenses	-

Net Increase in Net Assets Resulting from Operations	$-

See Notes to Financial Statements.

CLIFFWATER CORPORATE LENDING Fund

(A Delaware Statutory Trust)

Notes to Financial Statements

1. Organization

The Cliffwater Corporate Lending Fund (the “Fund”) is a closed-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and organized as a Delaware statutory trust on March 21, 2018. The Fund intends to operate as an interval fund. Cliffwater LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Fund’s investment objective is to seek consistent current income, while the Fund’s secondary objective is capital preservation. The Fund seeks to achieve its investment objectives by investing at least 80% of its assets in corporate loans.

The Fund has been inactive since the date it was organized except for matters relating to the Fund's establishment, designation, and the registration of 10,000 Class I shares to the Investment Manager on January 3, 2019 for $100,000, which represents the Investment Manager’s seed investment.

Class A Shares of the Fund may be subject to a Distribution and Servicing Fee of up to 0.75% on an annualized basis of the aggregate net assets of the Fund attributable to Class A Shares. There is no Distribution and Servicing Fee imposed on Class I Shares.

2. Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from these estimates.

Organizational and Offering Costs

Organizational costs consist of the costs of forming the Fund, drafting of bylaws, administration, custody and transfer agency agreements, legal services in connection with the initial meeting of trustees and the Fund’s seed audit costs. Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration statement, the costs of preparation, review and filing of any associated marketing or similar materials, the costs associated with the printing, mailing or other distribution of the Prospectus, SAI and/or marketing materials, and the amounts of associated filing fees and legal fees associated with the offering. The aggregate amount of the organizational costs and offering costs as of the date of the accompanying financial statements are $189,530 and $169,343, respectively.

The Investment Manager has agreed to advance the Fund’s organizational costs and offering costs already incurred and any additional costs incurred prior to the commencement of operations of the Fund. Organizational costs are expensed as incurred and are subject to recoupment by the Investment Manager in accordance with the Fund's expense limitation agreement discussed in Note 4. Offering costs, which are also subject to the Fund’s expense limitation agreement discussed in Note 4, are accounted for as a deferred charge until Fund shares are offered to the public and will thereafter, be amortized to expense over twelve months on a straight-line basis.

Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund which did not meet the “more likely than not” standard as of January 3, 2019.

Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the risk of loss from such claims is considered remote.

3. Capital Stock

The Fund offers two separate classes of shares of beneficial interest (“Shares”) designated as Class A (“Class A Shares”) and Class I (“Class I Shares”). Class A Shares and Class I Shares are subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund has applied for and expects to receive an exemptive order from the SEC with respect to the Fund’s multi-class structure.  Class A Shares will not be offered to investors until the Fund has received an exemptive order permitting the multi-class structure.

The Fund has registered a total of 100,000 Shares and is authorized as a Delaware statutory trust to issue an unlimited number of Shares in one or more classes, with a par value of $0.001. The minimum initial investment in Class I Shares by any investor is $1 million and the minimum initial investment in Class A Shares by any investor is $10,000. However, the Fund, in its sole discretion, may accept investments below this minimum with respect to Class I Shares. Shares may be purchased by principals and employees of the Investment Manager or its affiliates and their immediate family members without being subject to the minimum investment requirements. The Shares will initially be issued at $10.00 per share and thereafter the purchase price for each class of Shares will be based on the NAV per Share of that Class as of the date such Shares are purchased.

Class A Shares will be subject to a sales charge of up to 5.00% while Class I Shares will not be subject to any initial sales charge.

Shares will generally be offered for purchase on each business day, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time. Class A Shares will not be offered until the Fund has received exemptive relief from the Securities and Exchange Commission (“SEC”) permitting the offering of multiple classes of Shares.

A substantial portion of the Fund’s investments will be illiquid. For this reason, the Fund is structured as a closed-end interval fund which means that the Shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares. For each repurchase offer the Board will set an amount between 5% and 25% of the Fund’s Shares based on relevant factors, including the liquidity of the Fund’s positions and the Shareholders’ desire for liquidity. A Shareholder whose Shares (or a portion thereof) are repurchased by the Fund will not be entitled to a return of any sales charge that was charged in connection with the Shareholder’s purchase of the Shares.

4. Agreements

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Manager. Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager a monthly Investment Management Fee equal to 1.00% on an annualized basis of the Fund’s “Net Assets.” “Net Assets” means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities as of each month-end, subject to certain adjustments.

The Investment Manager has entered into an expense limitation and reimbursement agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund, whereby the Investment Manager has agreed to waive fees that it would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding any taxes, leverage interest, distribution and servicing fees, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-2), expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses) do not exceed 2.50% of the average daily net assets of Class A Shares and Class I Shares (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Investment Manager may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limitation. The Expense Limitation and Reimbursement Agreement has an initial two-year term, which ends two years from the date of commencement of the Fund’s operations. The Expense Limitation and Reimbursement Agreement will automatically renew for consecutive one-year terms thereafter. This Agreement may be terminated at any time by the Fund’s Board of Trustees upon thirty (30) days’ written notice to the Investment Manager. This Agreement may be terminated by the Investment Manager as of the end of its then-current term upon 30 days’ written notice to the Fund.

5. Other Agreements

Distribution and Services Agreement

The Fund has adopted a Distribution and Service Plan which allows the Fund to pay distribution and servicing fees for the sale and servicing of its Class A Shares. Under the Distribution and Service Plan, the Fund may pay as compensation up to 0.75% on an annualized basis of the aggregate net assets of the Fund attributable to Class A Shares (the "Distribution and Servicing Fee") to the Fund’s Distributor and/or other qualified recipients. Payment of the Distribution and Servicing Fee is governed by the Distribution and Service Plan, which, pursuant to the conditions of a pending exemptive order issued by the SEC, has been adopted by the Fund with respect to Class A Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution and Servicing Fee is paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. The Distribution and Servicing Fee is also excluded from the Expense Limitation and Reimbursement Agreement as discussed in Note 4. Class I Shares are not subject to the Distribution and Servicing Fee.

Foreside Fund Services, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the Shares of the Fund and acts as the agent of the Fund in connection with the continuous offering of shares of the Fund.

Fund Administration Agreement

The Fund has retained the Administrator, UMB Fund Services, Inc. (the “Administrator”) to provide administrative services, and to assist with operational needs. In consideration for these services, the Fund pays the Administrator a minimum monthly administration fee (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator is also reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund, and receives a fee for transfer agency services. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.

Platform Management Agreement

The Fund has retained the Administrator to provide certain services to the Fund regarding its Platform Management Services. The consideration for the Platform Management Services is included as part of the other service agreements between the Fund and the Platform Manager.

Custodian Agreement

State Street Bank and Trust Company (the “Custodian”), serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Investment Manager or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub custodians in a securities depository, clearing agency or omnibus customer account of such custodian. In consideration for these services, the Fund pays the Custodian a minimum monthly custodian fee.

6. Subsequent Events

In preparing these financial statements, management has evaluated subsequent events through the date of issuance. There have been no subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the financial statements.